Exhibit 10.2

Execution Version

CREDIT AGREEMENT

dated as of

July 7, 2020

among

QUORUM HEALTH CORPORATION,

as the Borrower,

QUINCY HEALTH, LLC,

as Holdings,

THE LENDERS PARTY HERETO

and

JEFFERIES FINANCE LLC,

as Administrative Agent and Collateral Agent

Reference is made to the ABL Intercreditor Agreement dated as of July 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Intercreditor Agreement”), among Holdings, the Borrower, the Subsidiaries of the Borrower party thereto, Credit Suisse AG, New York Branch, as ABL Agent (as defined therein), and Jefferies Finance LLC, as Term Loan Agent (as defined therein). Each Lender hereunder (a) consents to the subordination of Liens provided for in the ABL Intercreditor Agreement, (b) agrees that it will be bound by and will take no actions contrary to the provisions of the ABL Intercreditor Agreement and (c) authorizes and instructs the Administrative Agent to enter into the ABL Intercreditor Agreement as Term Loan Agent and on behalf of such Lender. The foregoing provisions are intended as an inducement to the Lenders under this Agreement to extend credit and such Lenders are intended third party beneficiaries of such provisions and the provisions of the ABL Intercreditor Agreement.

CREDIT AGREEMENT dated as of July 7, 2020 (this “Agreement”), among QUORUM HEALTH CORPORATION, a Delaware corporation (the “Borrower”), QUINCY HEALTH, LLC, a Delaware limited liability company (“Holdings”), the Lenders (as defined in Article I), and JEFFERIES FINANCE LLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

PRELIMINARY STATEMENT

WHEREAS, on April 7, 2020 (the “Petition Date”), Quorum Health Corporation and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions with the Bankruptcy Court commencing their respective cases that are pending under Chapter 11 of the Bankruptcy Code (each a “Case” and collectively, the “Cases”) and have continued in the possession of their assets and in the management of their business as debtors in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

WHEREAS, the Debtors filed the Joint Prepackaged Chapter 11 Plan of Reorganization of the Debtors with the Bankruptcy Court on April 7, 2020 (Docket No. 21) (together with all schedules, documents and exhibits contained therein, as amended, supplemented, modified or waived from time to time, the “Bankruptcy Plan”);

WHEREAS, on June 30, 2020, the Bankruptcy Court entered an order confirming the Bankruptcy Plan with respect to the Debtors (Docket No. 556) (the “Confirmation Order”);

WHEREAS, the Borrower has requested that the Lenders extend credit in the form of Term Loans to the Borrower on the Closing Date, in an aggregate principal amount of $732,153,485.07 (the “Credit Facility”). The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“ABL Facility Credit Agreement” shall mean (a) the ABL Credit Agreement dated as of the Closing Date, among Holdings, the Borrower, the lenders from time to time party thereto, and Credit Suisse AG, New York Branch, as administrative agent and collateral agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with this Agreement and the ABL Intercreditor Agreement and (b) one or more loan agreements among the Borrower and other parties from time to time party thereto pursuant to which the Indebtedness under the credit agreement referenced in clause (a) above has been refinanced, repaid, prepaid, repurchased, redeemed, replaced, renewed, refunded on increased in whole or in part in accordance with, and subject to, the provisions of this Agreement and the ABL Intercreditor Agreement.

“ABL Facility First Priority Collateral” shall have the meaning specified in the ABL Intercreditor Agreement.

“ABL Facility Loan Documents” shall mean the “Loan Documents” (or any similar term) under the ABL Facility Credit Agreement.

“ABL Facility Loans” shall mean the “Loans” under the ABL Facility Credit Agreement.

“ABL Intercreditor Agreement” shall mean an Intercreditor Agreement among Holdings, the Borrower, the other Loan Parties, the Collateral Agent and the collateral agent under the ABL Facility Loan Documents, substantially in the form of Exhibit A.

“ABL Lenders” shall have the meaning assigned to such term in the ABL Intercreditor Agreement.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, is bearing interest at a rate determined by reference to the Alternate Base Rate.

“Accepting Lenders” shall have the meaning assigned to such term in Section 2.25(a).

“Acquired Entity” shall have the meaning assigned to such term in Section 6.04(h).

“Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves.

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.05(a).

“Administrative Questionnaire” shall mean an Administrative Questionnaire in a form reasonably acceptable to the Administrative Agent.

“Affected Class” shall have the meaning assigned to such term in Section 2.25(a).

“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified; provided, however, that, for purposes of Section 6.07 the term “Affiliate” shall also include any person that directly or indirectly owns 10% or more of any class of Equity Interests of the person specified. For purposes of this Agreement and the other Loan Documents, Jefferies LLC and its Affiliates shall be deemed to be Affiliates of Jefferies Finance LLC and its Affiliates

“Affiliated Debt Fund” shall mean any Affiliated Lender that is a bona fide diversified debt fund primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to any Investor or any Affiliate of an Investor, does not possess the power to direct or cause the direction of the investment policies of such entity.

“Affiliated Lender” shall mean, at any time, any Lender that is an Investor or an Affiliate of an Investor (other than Holdings, the Borrower or any of its Subsidiaries, but including any Affiliated Debt Fund).

“Agent Fee Letter” shall mean that Agent Fee Letter, dated as of the Closing Date, by and among the Administrative Agent, Holdings and the Borrower.

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBO Rate in effect at approximately 11:00 a.m. (London time) on such day for a one month Interest Period commencing on the second Business Day after such day plus 1%; provided that in no event shall the Alternate Base Rate be less than 2.00%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or the Adjusted LIBO Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition of the term Federal Funds Effective Rate, the Alternate Base Rate shall be determined without regard to clause (b) or (c), as applicable, of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, as the case may be.

“Anti-Corruption Laws” shall have the meaning assigned to such term in Section 5.08.

“Applicable Percentage” shall mean, for any day, with respect to any Eurodollar Term Loan or ABR Term Loan, (i) on or prior to the Covenant Effective Date, 8.25% per annum and 7.25% per annum, respectively, and (ii) following the Covenant Effective Date, the applicable percentage set forth below under the caption “Eurodollar Spread - Term Loans” or “ABR Spread - Term Loans”, as the case may be.

Secured Net Leverage Ratio	Eurodollar Spread - Term Loans	ABR Spread - Term Loans

Category 1 ≤ 4.25 to 1.00	6.50%	5.50%

Category 2 > 4.25 to 1.00 and ≤ 4.50 to 1.00	6.75%	5.75%

Category 3 > 4.50 to 1.00 and ≤ 4.75 to 1.00	7.00%	6.00%

Category 4 > 4.75 to 1.00 and ≤ 5.00 to 1.00	7.25%	6.25%

Category 5 > 5.00 to 1.00 and ≤ 5.25 to 1.00	7.50%	6.50%

Category 6 > 5.25 to 1.00 and ≤ 5.50 to 1.00	7.75%	6.75%

Category 7 > 5.50 to 1.00 and ≤ 5.75 to 1.00	8.00%	7.00%

Category 8 > 5.75 to 1.00	8.25%	7.25%

Each change in the Applicable Percentage resulting from a change in the Secured Net Leverage Ratio shall be effective with respect to all applicable Loans outstanding on and after the Business Day following delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or 5.04(b) and Section 5.04(c), respectively, indicating such change until the next date of delivery of such financial statements and certificates indicating another such change. In addition, at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.04(a) or 5.04(b) and Section 5.04(c), respectively (until the time of the delivery thereof), the Secured Net Leverage Ratio shall be deemed to be in Category 8 for purposes of determining the Applicable Percentage.

“Approved Fund” shall mean any person (other than a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Sale” shall mean the sale, transfer or other disposition (by way of merger, casualty, condemnation or otherwise, and including sale and leaseback transactions) by the Borrower or any of the Subsidiaries to any person other than the Borrower or any Subsidiary Guarantor of (a) any Equity Interests of any of the Subsidiaries (other than directors’ qualifying shares) or (b) any other assets of the Borrower or any of the Subsidiaries, other than:

(i) inventory, damaged, obsolete or worn out assets, scrap, surplus and Permitted Investments, in each case disposed of in the ordinary course of business;

(ii) donations of assets by the Borrower or any Subsidiary (whether of real or personal property (including cash and Equity Interests)) to state or local municipalities (or other Governmental Authorities), nonprofit organizations, foundations, charities or similar entities of the Borrower’s or such Subsidiary’s choice, with an aggregate fair market value not to exceed $7,500,000 in any fiscal year of the Borrower;

(iii) dispositions by any Subsidiary that is not a Subsidiary Guarantor to the Borrower or any other Subsidiary;

(iv) sales or other dispositions of (x) Receivables of the Borrower or any of the Subsidiaries that are more than 180 days past due or are written-off at the time of such sale or disposition or (y) any Receivables of the Borrower or any of the Subsidiaries that are self-pay accounts receivable and that are reasonably determined by the Borrower to be unable to be paid in full within 150 days of the related service date, provided that the face value of all such Receivables sold or disposed of on or after the Closing Date does not exceed $25,000,000;

(v) sales or other dispositions of property (including like-kind exchanges) to the extent that (x) such property is exchanged for credit against the purchase price of similar or replacement property or (y) the proceeds of such sale or disposition are applied to the purchase price of such property, provided that, if the property so sold or exchanged constituted Collateral, then the property so received shall also constitute Collateral;

(vi) leases or sub-leases of any real property or personal property in the ordinary course of business;

(vii) dispositions of investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in the joint venture arrangements and similar binding arrangements;

(viii) licensings and sublicensings of intellectual property of the Borrower or any Subsidiary in the ordinary course of business;

(ix) sales, transfers, leases or other dispositions of property in the ordinary course of business consisting of the abandonment of intellectual property rights which, in the reasonable good faith determination of the Borrower, are not material to the conduct of the business of the Borrower and the Subsidiaries;

(x) dispositions of Equity Interests of any Subsidiary as contemplated by clause (b) of the definition of Permitted Joint Venture;

(xi) dispositions consisting of the granting of Liens permitted by Section 6.02; and

(xii) any sale, transfer or other disposition or series of related sales, transfers or other dispositions (in each case other than of a Hospital or Hospitals) having a value not in excess of $15,000,000.

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit C or such other form as shall be approved by the Administrative Agent.

“Available Amount” shall mean, as at any date of determination, an amount (if positive) equal to (a) for each fiscal year of the Borrower commencing with the fiscal year ending December 31, 2021, for which Excess Cash Flow shall have been positive, the Excess Cash Flow for such years that is retained by the Borrower after application of Section 2.13(c); plus (b) the aggregate amount of Declined Proceeds with respect to mandatory prepayments of its Term Loans pursuant to Section 2.13(a) retained by the Borrower on and after the Covenant Effective Date; plus (c) to the extent not (i) already included in the calculation of Consolidated Net Income of the Borrower and the Restricted Subsidiaries or (ii) already reflected as a return of capital or deemed reduction in the amount of such Investment pursuant to Section 6.04, the aggregate amount of all interest, returns of principal, cash repayments and similar payments received by the Borrower or any Subsidiary from any Permitted Joint Venture or minority Investment, from the Business Day immediately following the Closing Date through and including the relevant date of determination in respect of Investments made by the Borrower or any Subsidiary to such Permitted Joint Venture or minority Investment, provided that the aggregate amount added to the Available Amount pursuant to this clause (c) with respect to any of Investment made by the Borrower or any Subsidiary to such Permitted Joint Venture or minority Investment shall not at any time exceed the original amount of such Investment; minus (d) the aggregate amount of all Restricted Payments made in reliance on Section 6.06(a)(vii) prior to such date; minus (e) the aggregate amount paid in reliance on Section 6.09(b)(iii) prior to such date; minus (f) the aggregate amount of all investments made in reliance on Section 6.04(y) prior to such date.

“Bankruptcy Court” shall mean the United States Bankruptcy Court for the District of Delaware, or any other court having jurisdiction over the Cases from time to time.

“Breakage Event” shall have the meaning assigned to such term in Section 2.16.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” shall mean, collectively, Quorum Health Corporation, a Delaware corporation, and any other Person that becomes a party hereto as a borrower pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders and which joinder shall include such conditions precedent as the Administrative Agent and Required Lenders deem reasonably necessary and appropriate including the receipt of all documentation and other information required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation provided that in connection with any such joinder, the Borrower and the Administrative Agent may amend this Agreement and any other Loan Documents, without the consent of any Lender, in order to make such changes which are technical in nature and reasonably necessary or appropriate to give effect to such joinder.

“Borrower Materials” shall have the meaning assigned to such term in Section 9.01.

“Borrowing” shall mean Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit D, or such other form as shall be approved by the Administrative Agent.

“Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” shall mean, for any period, the additions to property, plant and equipment and other capital expenditures of the Borrower and its consolidated subsidiaries (including all amounts expended or capitalized under Capital Lease Obligations, but excluding any amount representing capitalized interest) that are (or should be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP, but excluding in each case any such expenditure (i) made with insurance proceeds, condemnation awards or damage recovery proceeds, (ii) made with the proceeds of the issuance of Equity Interests, (iii) to the extent such expenditure is made with proceeds that would have constituted Net Cash Proceeds under clause (a) of the definition of the term “Net Cash Proceeds” (but for the application of the provisos to such clause (a)), (iv) to the extent of the credit against the gross purchase price of newly acquired equipment granted by the seller of such newly acquired equipment for other equipment that is simultaneously traded-in at the time of purchase of such newly acquired equipment, (v) is accounted for as a capital expenditure pursuant to GAAP but that actually is paid for by a third party (excluding Holdings, the Borrower or any Subsidiary) and for which neither the Borrower nor any Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party or any other person (whether before, during or after such period) or (vi) constituting the purchase price of any Permitted Acquisition or any investment permitted under Sections 6.04(a), 6.04(i), 6.04(j), 6.04(k), 6.04(y) or 6.04(z).

“Capital Lease Obligations” of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP; provided, any lease that would have been considered an operating lease under GAAP as in effect as of December 31, 2018 shall be treated as an operating lease for all purposes under this Agreement and the other Loan Documents, and obligations in respect thereof shall be excluded from the definition of Indebtedness.

“Captive Insurance Subsidiary” shall mean a Subsidiary established for the purpose of insuring the healthcare businesses or Facilities owned or operated by the Borrower or any of the Subsidiaries, any joint venture of the Borrower or any of the Subsidiaries or any physician or other personnel employed by or on the medical staff of any such business or Facility.

“CARES Act” shall mean the Small Business Act of 1953, as amended by the Coronavirus Aid, Relief, and Economic Security Act together with any current or future regulations or official interpretations thereof related and any current and future guidance and rules published or issued in connection therewith, as amended from time to time.

A “Change in Control” shall be deemed to have occurred if:

(a) at any time prior to a Qualifying IPO, the Permitted Holders cease to own, in the aggregate, directly or indirectly, beneficially, Equity Interests representing at least a majority of the aggregate ordinary voting power or economic interests represented by the issued and outstanding Equity Interests of the Borrower; or

(b) at any time upon or after the consummation of a Qualifying IPO, any “person” or “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act, but excluding any employee benefit plan and/or any person acting as the trustee, agent or other fiduciary or administrator therefor), in each case of the foregoing, shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of Equity Interests representing more than the greater of (x) 40% on a fully diluted basis of the total voting and/or economic power of all of the outstanding stock of the Borrower and (y) the percentage of the total voting power of all the outstanding voting stock of the Borrower owned directly or indirectly by the Permitted Holders; or

(c) Holdings (or any Successor Holdings Company) shall cease to directly or indirectly own and control 100% of the voting Equity Interests of the Borrower; or

(d) any “change in control” (or similar event, however defined) shall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which Holdings, the Borrower or any Subsidiary is a party (other than under any indenture or agreement in respect of Material Indebtedness assumed in connection with a Permitted Acquisition, any change in control triggered by the Permitted Acquisition pursuant to which such Indebtedness was assumed).

“Change in Law” shall mean the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority or (c) compliance by the Administrative Agent or any Lender with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in implementation thereof, all interpretations and applications thereof and any compliance by a Lender with any request or directive relating thereto and (ii) all requests, rules, guidelines, requirements and directives promulgated under or in connection with, all interpretations and applications of, and any compliance by a Lender with any request or directive by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term Loans or Incremental Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Term Loan Commitment or any Incremental Term Loan Commitment.

“Closing Date” shall mean the first date on which the conditions precedent set forth in Section 4.02 are satisfied or waived in accordance with Section 9.08(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” shall mean all the “Collateral” as defined in any Security Document and shall also include the Mortgaged Properties.

“Commitment” shall mean, with respect to any Lender, such Lender’s Term Loan Commitment and/or Incremental Term Loan Commitment.

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income adjusted for purposes of calculating Consolidated EBITDA to exclude the effect of Hospitals sold or closed by the Borrower and its Subsidiaries for such period plus:

(a) without duplication and (except in the case of clauses (a)(ix), (a)(x) and/or (a)(xiii)(z) below) to the extent deducted (and not added back) in determining Consolidated Net Income, the sum of:

(i) interest expense (net of interest income), including amortization and write offs of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with (x) letters of credit, (y) obtaining or unwinding Hedging Agreements or (z) surety bonds for financing activities, in each case for such period,

(ii) provision for taxes based on income, profits or capital and franchise taxes and gross receipts taxes, including Federal, foreign, state, franchise, excise and similar taxes and foreign withholding taxes paid or accrued during such period, including any penalties and interest relating to any tax examinations for such period,

(iii) depreciation and amortization expenses including acceleration thereof and including the amortization of the increase in inventory resulting from the application of Statement of Accounting Standards Codification 805 for transactions contemplated hereby, including Permitted Acquisitions, for such period,

(iv) non-cash compensation expenses arising from the sale of Equity Interests, the granting of options to purchase Equity Interests, the granting of appreciation rights in respect of Equity Interests and similar arrangements for such period,

(v) the excess of the expense in respect of post-retirement benefits and post-employment benefits accrued under Accounting Standards Codification 715-60 and Accounting Standards Codification 712 over the cash expense in respect of such post-retirement benefits and post-employment benefits for such period,

(vi) minority interest (to the extent distributions are not required to be made and are not made in respect thereof),

(vii) upfront fees or charges arising from any Permitted Receivables Transaction for such period, and any other amounts for such period comparable to or in the nature of interest under any Permitted Receivables Transaction, and losses on dispositions of Receivables and related assets in connection with any Permitted Receivables Transaction for such period,

(viii) fees and expenses (including legal and professional costs) for such period in connection with the Transactions solely to the extent accrued on or prior to the Closing Date,

(ix) to the extent covered by insurance and actually reimbursed, expenses with respect to liability or casualty events,

(x) proceeds of received business interruption insurance or amounts subject to reimbursement or indemnification, in each case, that are actually received and without double counting of all or any portion of the insured, reimbursed or indemnified amount which has already been added back in current or prior periods,

(xi) [reserved],

(xii) [reserved],

(xiii) (v) any unusual or non-recurring and/or one-time costs, expenses or losses (including any costs and expenses from the transition of transition services agreements) for such period, (w) any restructuring costs, business optimization costs, relocation costs, integration and facilities opening costs, signing costs, signing bonuses, retention or completion bonuses and transition costs incurred during such period and costs from implementation of cost saving initiatives incurred during such period, (x) any fees, expenses and charges incurred during such period in respect of litigation (including legal fees) against Holdings or any of its Subsidiaries, (y) any fees and expenses incurred during such period in connection with any acquisition, investment, recapitalization, asset disposition, facility closure, issuance or repayment of debt, issuance of Equity Interests, Permitted Receivables Transaction, refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction undertaken but not completed) and (z) the amount of “run rate” cost savings and synergies from a Permitted Acquisition or Significant Asset Sale (as determined in good faith by the Borrower) that have been realized or are reasonably expected to be realized on or prior to the date that is 18 months after the date on which such Permitted Acquisition or Significant Asset Sale has been consummated, including pro forma adjustments consistent with Regulation S-X under the Securities Act of 1933, as amended (which cost savings and synergies shall be added to Consolidated EBITDA until fully realized and calculated on a pro forma basis as though such cost savings and synergies had been realized on the first day of the relevant period), net of the amount of actual benefits realized from such actions; provided that the aggregate amount (other than non-cash expenses) increasing Consolidated EBITDA pursuant to this clause (xiii) in any period, when taken together with any adjustments made in accordance with Section 1.03(c), shall not exceed 20% of Consolidated EBITDA for such period (calculated before giving effect to this clause (xiii), but after giving effect to all other adjustments),

(xiv) any other non-cash charges, write-downs, expenses, losses or items (including, but not limited to, medical malpractice and workers compensation reserves and similar reserves) reducing Consolidated Net Income during such period including any impairment charges or the impact of purchase accounting and including, for avoidance of any doubt, all non-cash charges (including charges to write down accounts receivable to net realizable value) associated with hospitals that have been sold, closed or otherwise disposed of; provided that (1) if any non-cash charge or other item referred to in this clause (xiv) represents an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA in such future period to such extent paid and (2) such non-cash charges, write-downs, expenses, losses or items may only be added back pursuant to this clause (xiv) to the extent reflected as a cost or expense on the Borrower’s statements of income (loss), and minus, without duplication, any (i) non-recurring gains added to the Borrower’s statement of income (loss) during such period and (ii) all cash payments made during such period on account of reserves or other non-cash charges added back pursuant this clause (xiv) in any previous period,

(xv) any expenses or costs directly resulting from the Coronavirus Disease 2019 (COVID-19) (excluding, for the avoidance of doubt, any lost revenue or other pro-forma adjustments),

(xvi) settlement costs, the impairment of long lived assets and goodwill, net gain (or loss) on sale of hospitals, net loss on closure of hospitals, change in actuarial estimates, severance costs for certain headcount reductions, and severance, and

(xvii) the amount of management, board, monitoring, consulting and advisory fees, indemnities and related expenses payable to members of the board of directors or members of any advisory board of Borrower, Holdings or any direct or indirect parent of Holdings which are paid or accrued in such period and which are permitted to be paid pursuant to Section 6.07(vi), minus

(b) without duplication, (i) non-recurring gains (including any non-cash gains as a result of the consummation of any Offer) and (ii) all cash payments made during such period on account of reserves, restructuring charges and other non-cash charges added to Consolidated EBITDA pursuant to clause (a)(xiv) (other than any such non-cash charges that if originally paid in cash and so not taken as non-cash charges would have been added to Consolidated EBITDA above pursuant to clause (a)(xiv)) in a previous period.

Notwithstanding anything to the contrary set forth above, but subject to any adjustment set forth above with respect to any transactions occurring after the Closing Date, Consolidated EBITDA shall be deemed to be $30,600,000, $33,548,842, $9,881,588 and $46,679,455 for the fiscal quarters ended September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, respectively as may be adjusted on a Pro Forma Basis, without duplication.

“Consolidated Net Income” shall mean, for any period, the net income or loss ((i) excluding extraordinary gains and losses, and gains and losses arising from the proposed or actual disposition of material assets and (ii) excluding the cumulative effect of changes in accounting principles) of the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by the Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such

Subsidiary. There shall be excluded from Consolidated Net Income for any period (i) gains and losses, including unrealized gains and losses, for such period attributable to (w) the early extinguishment of Indebtedness, (x) discontinued operations, (y) facilities to be closed within one year of the date of recognition of such gain or loss and (z) obtaining or unwinding Hedging Agreements, (ii) all deferred financing costs written off or amortized and premiums paid or other expenses incurred directly in connection with any extinguishment of Indebtedness and any net gain (loss) from any write-off or forgiveness of Indebtedness and (iii) the effects of purchase accounting adjustments to inventory, property, equipment and intangible assets and deferred revenue in component amounts required or permitted by GAAP, as a result of the Transactions or the amortization or write-off of any amounts thereof.

“Contractual Obligation” shall mean, as to any person, any provision of any security issued by such person or of any agreement, instrument or undertaking to which such person is a party or by which it or any of the property owned by it is bound.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Control Agreement” shall mean each deposit account control agreement or securities account control agreement, as applicable, entered into by a Loan Party, each depository institution or securities intermediary party thereto and Collateral Agent in form and substance reasonably satisfactory to Collateral Agent, and in any case, with respect to each Control Agreement with an U.S. depository institution or securities intermediary, which provides for the Collateral Agent to have “control” (as defined in Section 9 104 of the UCC of the State of New York or Section 8-106 of the UCC of the State of New York, as applicable) of the subject account.

“Covenant Effective Date” shall mean July 1, 2021.

“Credit Event” shall have the meaning assigned to such term in Section 4.01.

“Credit Facility” shall have the meaning assigned to such term in the Preliminary Statement.

“Cure Amount” shall have the meaning assigned to such term in Section 7.02.

“Cure Expiration Date” shall have the meaning assigned to such term in Section 7.02.

“Cure Right” shall have the meaning assigned to such term in Section 7.02.

“Current Assets” shall mean, at any time, the consolidated current assets (other than cash, cash equivalents and Permitted Investments and current and deferred tax assets) of the Borrower and the Subsidiaries.

“Current Liabilities” shall mean, at any time, the consolidated current liabilities of the Borrower and the Subsidiaries at such time, but excluding, without duplication, (a) the current portion of any long-term Indebtedness, (b) current accrued and deferred income taxes and accrued interest and (c) outstanding revolving loans (including the ABL Facility Loans).

“Declined Proceeds” shall have the meaning assigned to such term in Section 2.13(f).

“Default” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean any Lender that (a) defaults in its obligation to make any Loan or fulfill any obligation required to be made or fulfilled by it hereunder in the case of any funding requirement within two Business Days of the date such Loans were required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Administrative Agent or any Loan Party in writing that it does not intend to satisfy any such obligations, (c) has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian, administrator, assignee for the benefit of creditors or similar person charged with the reorganization or liquidation of its business, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian, administrator, assignee for the benefit of creditors or similar person charged with the reorganization or liquidation of its business, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that if a Lender would be a “Defaulting Lender” solely by reason of events relating to a parent company of such Lender or solely because a Governmental Authority has been appointed as receiver, conservator, trustee or custodian for such Lender, such Lender shall not be a “Defaulting Lender” if and for so long as such Lender confirms in writing, upon request by the Administrative Agent, that it will continue to comply with its obligations to make Loans and fulfill all other obligations required to be made and fulfilled by it hereunder, or (d) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action (as defined in Section 9.19).

“Designated Non-Cash Consideration” shall mean the fair market value (as determined in good faith by the Borrower) of non-cash consideration received by the Borrower or one of its Subsidiaries in connection with an Asset Sale that is so designated as Designated Non-Cash Consideration pursuant to an officer’s certificate, setting forth the basis of such valuation, less the amount of cash or cash equivalents (including Permitted Investments) received in connection with a subsequent payment, redemption, retirement, sale or other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 6.05(b).

“Disqualified Lenders” shall mean (i) those banks, financial institutions and other persons identified by the Borrower to the Administrative Agent and the Lenders by delivery of a written list dated June 12, 2020, (ii) those persons who are bona fide competitors of the Borrower and its Subsidiaries identified by the Borrower to the Administrative Agent from time to time in writing

(including by email) which designation shall become effective two (2) days after delivery of each such written designation to the Administrative Agent and (iii) in the case of each person identified pursuant to clauses (i) and (ii) above, any of their Affiliates that are either (x) identified in writing (including by email) by the Borrower to the Administrative Agent from time to time or (y) clearly identifiable as Affiliates solely on the basis of such Affiliate’s name (other than, in the case of persons identified in clause (ii) above, Affiliates that are bona fide debt funds); provided that in the case of any written notice delivered pursuant to clauses (ii) and (iii) above, such notice shall not apply retroactively to disqualify any persons that have previously acquired an assignment or participation interest in the Loan. Such list of Disqualified Lenders shall be available for inspection upon request by any Lender.

“Disqualified Stock” shall mean any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (except (i) as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments or (ii) pursuant to any put option with respect to any Equity Interests of a Permitted Syndication Subsidiary granted in favor of any Permitted Syndication Transaction Partner), or is redeemable at the option of the holder thereof, in whole or in part, in each case at any time on or prior to the first anniversary of the Latest Term Loan Maturity Date in effect at the time such Equity Interest is issued, or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) Indebtedness or (ii) any Equity Interest referred to in clause (a) above, in each case at any time prior to the first anniversary of the Latest Term Loan Maturity Date in effect at the time such Equity Interest is issued.

“dollars” or “$” shall mean lawful money of the United States of America.

“Domestic Subsidiaries” shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Effective Yield” shall mean, as of any date of determination with respect to any term loan, the sum of (i) the higher of (A) the “Adjusted LIBO rate” on such date for a deposit in dollars with a maturity of one month and (B) the “LIBOR floor”, if any, with respect thereto as of such date, (ii) the interest rate margin as of such date (with such interest rate margin to be determined by reference to the “Adjusted LIBO rate”) and (iii) the amount of original issue discount and upfront fees thereon (converted to yield assuming a four-year average life and without any present value discount but excluding any arrangement, structuring, syndication, commitment or other fees in connection therewith that are not shared with all providers of such financing).

“Eligible Assignee” shall mean any commercial bank, insurance company, investment or mutual fund or other entity (but not any natural person) that is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) that extends credit or invests in bank loans as one of its businesses; provided that in any event, “Eligible Assignee” shall not include (x) any Loan Party (it being understood that that the Borrower shall be permitted to repurchase Term Loans pursuant to Section 2.12(e) and Section 9.04(l)), (y) any Defaulting Lender and/or (z) any Disqualified Lender. Notwithstanding the foregoing, each Loan Party and the Lenders acknowledge and agree that the Administrative Agent shall have no liability with respect to any assignment made to a Disqualified Lender.

“Environmental Laws” shall mean all former, current and future Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and legally binding agreements in each case, relating to protection of the environment, natural resources, occupational health and safety or Hazardous Materials.

“Environmental Liability” shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment, recycling, arrangement for disposal, or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the presence or Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) a failure by any Plan to meet the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan, (f) the receipt by the Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the receipt by the Borrower or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrower or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, in reorganization, within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 432 of the Code or Section 305 of ERISA, (h) the occurrence of a “prohibited transaction” with respect to which the Borrower or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which the Borrower or any such Subsidiary could otherwise be liable or (i) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of the Borrower or any Subsidiary.

“Eurodollar” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” shall have the meaning assigned to such term in Article VII.

“Excess Cash Flow” shall mean, for any fiscal year of the Borrower (beginning with the fiscal year ending December 31, 2021), the excess of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year, (ii) an amount equal to the amount of all non-cash charges or losses to the extent deducted in arriving at such Consolidated Net Income, (iii) an amount equal to the provision for Taxes based on income, profits or capital of the Borrower and the Subsidiaries, including Federal, foreign, state, franchise, excise and similar taxes and foreign withholding taxes paid or accrued during such period to the extent deducted in arriving at such Consolidated Net Income, (iv) [reserved], (v) reductions to noncash working capital of the Borrower and the Subsidiaries for such fiscal year (i.e., the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year, excluding decreases resulting from any Permitted Acquisition or disposition occurring during such fiscal year) and (vi) an amount equal to all anticipated payments deducted from Excess Cash Flow pursuant to clause (b)(vi) in any prior period that the Borrower has determined will not be made, or that were not made during the applicable Test Period, and that have not previously been added back to Excess Cash Flow pursuant to this clause (a)(vi) over (b) the sum, without duplication, of (i) the amount of any Taxes (including penalties and interest) payable in cash by the Borrower and the Subsidiaries with respect to such fiscal year, (ii) Capital Expenditures made in cash during such fiscal year, except to the extent financed with the proceeds of Indebtedness (other than ABL Facility Loans), equity issuances, casualty proceeds or condemnation proceeds to the extent such proceeds would not be included in Consolidated Net Income, (iii) permanent repayments of Indebtedness (other than mandatory prepayments of Loans under Section 2.13 and Voluntary Prepayments) made in cash by the Borrower and the Subsidiaries during such fiscal year, but only to the extent that the Indebtedness so prepaid by its terms cannot be reborrowed or redrawn and such prepayments do not occur in connection with a refinancing of all or any portion of such Indebtedness, (iv) payments by the Borrower and the Subsidiaries during such fiscal year in respect of long-term liabilities of the Borrower and the Subsidiaries other than Indebtedness, (v) the aggregate amount of cash consideration paid by the Borrower and the Subsidiaries (on a consolidated basis) in connection with Permitted Acquisitions or other investments permitted pursuant to Section 6.04 (other than Section 6.04(b)), except to the extent any such Permitted Acquisition or investment is financed with the proceeds of Indebtedness (other than ABL Facility Loans) or equity issuances, to the extent such proceeds would not be included in Consolidated Net

Income, (vi) the aggregate amount of cash consideration required to be paid by the Borrower and the Subsidiaries (on a consolidated basis) in the subsequent first four fiscal quarters following such fiscal year pursuant to binding contracts related to Permitted Acquisitions and Capital Expenditures entered into during such fiscal year, (vii) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower or the Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness to the extent not deducted in determining Consolidated Net Income for such fiscal year, (viii) cash expenditures in respect of Hedging Agreements to the extent not deducted in determining Consolidated Net Income for such fiscal year, (ix) additions to noncash working capital for such fiscal year (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year, excluding increases resulting from any Permitted Acquisition or disposition occurring during such fiscal year), (x) an amount equal to the amount of all non-cash credits or gains to the extent included in arriving at such Consolidated Net Income and the amount related to items that were added to or not deducted from net income or loss in calculating Consolidated Net Income to the extent such items represented a cash payment or cash expenditure (which had not reduced Excess Cash Flow in a prior fiscal year) and (xi) the aggregate amount of expenditures actually made by the Borrower and the Subsidiaries in cash during such period to the extent that such expenditures are not expensed during such period and (ix) (except to the extent any such cash expenditure is financed with the proceeds of Indebtedness (other than ABL Facility Loans) or equity issuances, to the extent such proceeds would not be included in Consolidated Net Income); provided that in no event shall the calculation of Excess Cash Flow include any insurance proceeds or proceeds of any condemnation, taking or similar occurrence.

“Excluded Account” shall mean any deposit account, securities account, commodities account or other account of any Loan Party (and all cash, cash Equivalents and other securities or investments held therein) not required to be covered by a control agreement (x) under the ABL Facility Loan Documents or (y) after all Indebtedness under the ABL Facility Loan Documents is repaid in full and commitments thereunder terminated, under the ABL Facility Loan Documents as in effect on the date so repaid and terminated.

“Excluded Assets” shall mean, (a) any fee-owned real property with a fair market value of less than $5,000,000 currently owned or acquired after the Closing Date and all leasehold interests; (b) motor vehicles and other assets subject to certificates of title (other than to the extent a security interest in such assets can be perfected by filing a Uniform Commercial Code financing statement); (c) Excluded Equity Interests; (d) Commercial Tort Claims with a value of less than $1,000,000; (e) any lease, license or other agreement or any property subject to a purchase money security interest or similar arrangement not prohibited by this Agreement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money security interest or similar arrangement or create a right of termination in favor of any other party thereto (other than Holdings, the Borrower or any Subsidiary Guarantor) (after giving effect to Section 9-406, 9-407, 9-408 and any other anti-assignment provisions of the Uniform Commercial Code or other applicable law and rules of equity), other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibition; (f) those assets as to which the Administrative Agent and the Borrower reasonably agree that the cost of obtaining such a security interest or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby; (g) promissory notes issued by employees of any grantor; and (h) “intent-to-use” trademark applications.

“Excluded Equity Interests” shall mean (a) voting Equity Interests issued by any Foreign Subsidiary in excess of 65% of the outstanding voting Equity Interests of such Foreign Subsidiary, (b) Equity Interests issued by any person other than wholly-owned Subsidiaries of the Borrower or any Subsidiary Guarantor to the extent a pledge over such Equity Interests is not permitted by such person’s organizational or joint-venture documents, (c) Equity Interests issued by any Permitted Syndication Subsidiary to the extent a pledge over such Equity Interests is not permitted by a Contractual Obligation that is not prohibited by this Agreement or is not permitted under any requirement of law (after giving effect to Section 9-406, 9-407, 9-408 and any other anti-assignment provisions of the Uniform Commercial Code or other applicable law and rules of equity), (d) Equity Interests issued by any Non-Significant Subsidiary to the extent a pledge of such Equity Interests is prohibited by such person’s organizational documents (after giving effect to Section 9-406, 9-407, 9-408 and any other anti-assignment provisions of the Uniform Commercial Code or other applicable law and rules of equity) and (e) Equity Interests issued by any Securitization Subsidiary to the extent the pledge of such Equity Interests is prohibited by a Contractual Obligation that is not prohibited by this Agreement or is not permitted under any requirement of law (after giving effect to Section 9-406, 9-407, 9-408 and any other anti-assignment provisions of the Uniform Commercial Code or other applicable law and rules of equity); provided that in the case of each of the foregoing (b) through (e), only to the extent such prohibition by Contractual Obligation, organizational document or joint-venture document, as applicable, exists on the Closing Date or on the date any such person is organized or Equity Interests therein are acquired (so long as, in respect of any such arrangement, such requirement is not incurred in contemplation of such acquisition).

“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of the Administrative Agent or a Lender (other than an assignee pursuant to a request by the Borrower under Section 2.21(a)), any U.S. federal withholding tax that is imposed on amounts payable to such Administrative Agent or Lender as a result of any law in effect (including FATCA) at the time such Administrative Agent or Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Administrative Agent or Lender’s failure to comply with Section 2.20(e), except to the extent that such Administrative Agent or Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 2.20(a).

“Facility” shall mean each facility from which Borrower or any Subsidiary provides or furnishes Healthcare Services, including any hospital, emergency care clinic, freestanding emergency room, ambulatory surgery center, imaging center, laboratory, independent diagnostic testing facility, physician practice clinic, outpatient clinic, long-term care facility, nursing home or rehabilitation center or similar facility and related medical office building, and includes any business location of Borrower or any Subsidiary which is subject to any Healthcare Authorization.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement, and any regulations or official interpretations thereof issued after the date of this Agreement.

“FCPA” shall mean the United States Foreign Corrupt Practices Act of 1977.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. If the Federal Funds Effective Rate is less than zero, it shall be deemed to be zero hereunder.

“Fees” shall mean the Administrative Agent Fees.

“Financial Officer” of any person shall mean the chief financial officer, principal accounting officer, treasurer or controller of such person.

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“GAAP” shall mean United States generally accepted accounting principles.

“Government Loans” shall have the meaning assigned to such term in Section 6.01(aa).

“Governmental Authority” shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

“Granting Lender” shall have the meaning assigned to such term in Section 9.04(i).

“Guarantee” of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business or (ii) Practice Guarantees. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount (based on the maximum reasonably anticipated net liability in respect thereof as determined by the Borrower in good faith) of the primary obligation or portion thereof in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated net liability in respect thereof (assuming such person is required to perform thereunder) as determined by the Borrower in good faith.

“Guarantee and Collateral Agreement” shall mean the Guarantee and Collateral Agreement, substantially in the form of Exhibit E, dated as of the Closing Date among Holdings, the Borrower, the Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties.

“Hazardous Materials” shall mean (a) any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos and asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances, medical, biological and animal wastes and (b) without limitation of the foregoing, any other chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law.

“Health Care Associates” shall have the meaning assigned to such term in Section 6.04(e).

“Hedging Agreement” shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Holdings” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“Hospital” shall mean each hospital now or hereafter owned, leased or operated by the Borrower or any of the Subsidiaries or in which the Borrower or any of the Subsidiaries owns an equity interest. Set forth on Schedule 1.01(c) is a list of all Hospitals in existence on the Closing Date owned or used by the Borrower and the Subsidiaries.

“HUD Loans” shall have the meaning assigned to such term in Section 6.01(z).

“HUD Loan Borrower” shall mean the borrower of each HUD Loan, as designated by the Borrower to the Administrative Agent on or before the date that is three (3) Business Days prior to the incurrence of the relevant HUD Loan.

“Incremental Acquisition Term Loan” shall mean an Incremental Term Loan designated as an “Incremental Acquisition Term Loan” by the Borrower, the Administrative Agent and the applicable Incremental Term Lenders in the applicable Incremental Term Loan Assumption Agreement, the making of which is conditioned upon the consummation of, and the proceeds of which will be used to finance, a Permitted Acquisition (including the refinancing of Indebtedness in connection therewith and the payment of related fees and expenses).

“Incremental Amount” shall mean, at any time, the excess, if any, of (a) (i) an amount equal to the maximum principal amount of Indebtedness that, if fully drawn at such time, would not cause the Secured Net Leverage Ratio for the most recent Test Period on a pro forma basis to exceed 4.50:1.00 (calculated on a pro forma basis in accordance with Section 1.03 after giving effect to the incurrence of such Indebtedness and without giving effect to any cash proceeds thereof, but including the application of such proceeds) plus (ii) from and after the Covenant

Effective Date, an amount equal to the greater of (x) 25% of Consolidated EBITDA for the most recently ended Test Period, calculated on a pro forma basis in accordance with Section 1.03 and (y) $30,177,471 over (b) the aggregate amount of all Incremental Term Loan Commitments established after the Closing Date and prior to such time pursuant to Section 2.24; provided, however, that, to the extent the proceeds of any Incremental Term Loans are used concurrently with the incurrence thereof to prepay then-outstanding Term Loans, the establishment of such Incremental Term Loan Commitments shall not reduce the Incremental Amount or otherwise be subject to the Incremental Amount.

“Incremental Reference Margin” shall have the meaning assigned to such term in Section 2.24(b).

“Incremental Term Borrowing” shall mean a Borrowing comprised of Incremental Term Loans.

“Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Assumption Agreement” shall mean an Incremental Term Loan Assumption Agreement among, and in form and substance reasonably satisfactory to, the Borrower, the Administrative Agent and one or more Incremental Term Lenders.

“Incremental Term Loan Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.24, to make Incremental Term Loans to the Borrower.

“Incremental Term Loan Maturity Date” shall mean the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

“Incremental Term Loan Repayment Dates” shall mean the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

“Incremental Term Loans” shall mean Term Loans made by one or more Lenders to the Borrower pursuant to Section 2.01(c).

“Indebtedness” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind (other than customer deposits and interest payable thereon in the ordinary course of business), (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (d) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business and deferred payment for services to employees or former employees incurred in the ordinary course of business and payable in accordance with customary practices and other deferred compensation arrangements), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (f) all Guarantees by such person of Indebtedness of others, (g) all Capital Lease Obligations and Synthetic Lease Obligations of such person, (h) all obligations of such person as an account party in respect of letters of credit, (i) all obligations of such person in respect of bankers’ acceptances, (j) all obligations of such person pursuant to any Permitted Receivables Transaction and (k) the aggregate liquidation preference of all outstanding Disqualified Stock issued by such person; provided that in all cases (w) Practice Guarantees, (x) earnouts, unless not paid after becoming due and payable, and working capital adjustments under acquisition or disposition agreements, (y) deferred or prepaid revenue and (z) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, shall be excluded from the definition of “Indebtedness”. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner.

“Indemnified Taxes” shall mean Taxes other than Excluded Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Intellectual Property” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Interest Payment Date” shall mean (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing.

“Interest Period” shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter or, with the consent of each applicable Lender, 12 months thereafter, as the Borrower may elect; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Investor” shall mean a holder of Equity Interests in the Borrower (or any direct or indirect parent thereof) as of the Closing Date.

“Junior Debt” shall mean Indebtedness for borrowed money that is (x) secured by a Lien on the Collateral that is junior to the Lien on the Collateral securing the Obligations, (y) unsecured or (z) contractually subordinated in right of payment to the Obligations; provided that, it is understood and agreed that the loans and commitments under the ABL Facility Credit Agreement (including the ABL Facility Loans) shall not constitute Junior Debt.

“Junior Lien Intercreditor Agreement” shall mean any intercreditor agreement, collateral trust agreement or similar agreement governing the relative priorities of the holders of the Obligations, on the one hand, and the holders of Other Junior Secured Debt, on the other hand, provided that such agreement (a) provides for such Indebtedness to be secured by Liens on the Collateral having junior priority to the Liens securing the Obligations and (b) is otherwise substantially in the form attached hereto as Exhibit G or with such material changes to such form as is reasonably acceptable to the Required Lenders (it being agreed that such changes posted to the Lenders and that is not objected to by the Required Lenders within five (5) Business Days shall be deemed so acceptable to the Required Lenders).

“Latest Term Loan Maturity Date” shall mean, at any date of determination, the latest maturity date applicable to any Term Loans or Term Loan Commitment hereunder at such time.

“Lenders” shall mean (a) the persons listed on Schedule 2.01 (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any person that has become a party hereto pursuant to an Assignment and Acceptance or an Incremental Term Loan Assumption Agreement.

“LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate of interest appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to such service as determined by the Administrative Agent) as the London interbank offered rate administered by ICE Benchmark Administration Limited for deposits in dollars for a term comparable to such Interest Period, at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the commencement of such Interest Period; provided that in no event shall the LIBO Rate be less than 1.00%; provided further that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the rate shall be, at any time, the rate per annum determined by the Administrative Agent (the “Interpolated Rate”) (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Rate for the longest period (for which that LIBO Rate is available in Dollars) that is shorter than the Interest Period and (b) the LIBO Rate for the shortest period (for which that LIBO Rate is available for Dollars) that exceeds the Interest Period, in each case, at such time; provided that if the Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. For the avoidance of doubt, the term “Lien” shall not be deemed to include any license of Intellectual Property.

“Loan Documents” shall mean this Agreement, the Security Documents, each Incremental Term Loan Assumption Agreement, the ABL Intercreditor Agreement, any Junior Lien Intercreditor Agreement, any Loan Modification Agreement and the promissory notes, if any, executed and delivered pursuant to Section 2.04(e).

“Loan Modification Agreement” shall mean a Loan Modification Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, among Holdings, the Borrower, the other Loan Parties, one or more Accepting Lenders and the Administrative Agent.

“Loan Parties” shall mean Holdings the Borrower and the Subsidiary Guarantors.

“Loans” shall mean the Term Loans.

“LTV Ratio” shall mean, as of any date of determination, the ratio of (x) to (y), where (x) is equal to (a) the initial principal amount of applicable Indebtedness and where (y) is equal to the appraised property value of the applicable Facility.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean (a) a materially adverse effect on the business, assets, operations, financial condition or operating results of the Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Document to which they are or will be a party or (c) a material impairment of the rights and remedies of or benefits available to the Lenders under the Loan Documents; provided that no effect on the business, assets, operations, financial condition or operating results of the Borrower and its Subsidiaries directly resulting from (x) the impact of the Cases prior to the date hereof and/or (y) the Coronavirus Disease 2019 (COVID-19) shall constitute a Material Adverse Effect under clause (a) of the definition thereof.

“Material Indebtedness” shall mean the ABL Facility Loans and any Indebtedness (other than the Loans and intercompany loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower or any Subsidiary in an aggregate principal amount exceeding the Threshold Amount. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

“Material Subsidiary” shall mean any Subsidiary other than any (a) Permitted Joint Venture Subsidiary, (b) Permitted Syndication Subsidiary, (c) Securitization Subsidiary, (d) Foreign Subsidiary, (e) Captive Insurance Subsidiary, (f) HUD Loan Borrower or (g) Non-Significant Subsidiary.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto.

“Mortgaged Properties” shall mean, initially, the owned real properties of the Loan Parties specified on Schedule 1.01(d), and shall include each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.12.

“Mortgages” shall mean the mortgages, deeds of trust, assignments of leases and rents, modifications and other security documents delivered pursuant to Section 5.12 of this Agreement, each substantially in the form of Exhibit F, with changes to take into account state requirements and customs as agreed between the Borrower and the Administrative Agent.

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” shall mean (a) with respect to any Asset Sale (other than Receivables sold in a Permitted Receivables Transaction), the aggregate cash proceeds received in respect of such Asset Sale (including, for the avoidance of doubt, any deferred amounts), and any cash payments received in respect of promissory notes or other non-cash consideration delivered in respect of such Asset Sale, net of (without duplication) (i) the reasonable expenses (including legal fees and brokers’ and underwriters’ commissions paid to third parties which are not Subsidiaries or Affiliates of the Borrower) incurred in effecting such Asset Sale, (ii) any taxes reasonably attributable to such Asset Sale and, in the case of an Asset Sale in a foreign jurisdiction, any taxes reasonably attributable to the repatriation of the proceeds of such Asset Sale reasonably estimated by the Borrower to be actually payable, (iii) any amounts payable to a Governmental Authority triggered as a result of any such Asset Sale, (iv) any Indebtedness or Contractual Obligation of the Borrower and the Subsidiaries (other than the Loans and any other Obligations) required to be paid or retained in connection with such Asset Sale or to the extent such Indebtedness is required to be repaid because the asset sold is removed from a borrowing base supporting such Indebtedness and (v) the aggregate amount of reserves required in the reasonable judgment of the Borrower or the applicable Subsidiary to be maintained on the books of the Borrower or such Subsidiary in order to pay contingent liabilities with respect to such Asset Sale (so long as amounts deducted from aggregate proceeds pursuant to this clause (v) and not actually paid by the Borrower or any of the Subsidiaries in liquidation of such contingent liabilities shall be deemed to be Net Cash Proceeds received at such time as such contingent liabilities shall cease to be obligations of the Borrower or any of the Subsidiaries); (b) with respect to any issuance or incurrence of Indebtedness (other than Indebtedness incurred pursuant to any Receivables Transaction), the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith; and (c) with respect to any sale of Receivables in a Receivables Transaction, the initial cash proceeds thereof (and any subsequent cash proceeds therefrom to the extent resulting from an increase in the Receivables Transaction Amount above the highest previous Receivables Transaction Amount balance), in each case received by the applicable originators net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith.

“Non-Significant Subsidiary” shall mean at any time, any Subsidiary (a) which at such time has total assets book value (including the total assets book value of any subsidiaries of such Subsidiary), or for which the Borrower or any of the Subsidiaries shall have paid (including the assumption of Indebtedness) in connection with the acquisition of Equity Interests or the total assets of such Subsidiary, less than $10,000,000 or (b) which does not and will not itself or through its subsidiaries own a Hospital or an interest in a Hospital or manage or operate a Hospital; provided that the total assets of all Non-Significant Subsidiaries at any time does not exceed 5.0% of the total assets of the Borrower and the Subsidiaries on a consolidated basis. Schedule 1.01(g) contains, as of the Closing Date, a true, correct and complete list of all Non-Significant Subsidiaries.

“Obligations” shall mean all obligations (whether now existing or hereafter arising, absolute or contingent, joint, several or independent) of every nature of each Loan Party under any Loan Document, including obligations from time to time owed to the Administrative Agent or the Lenders, whether for principal, premium (including the Prepayment Premium), interest (including interest and premium which, but for the filing of a petition in bankruptcy with respect to such Loan Party, would have accrued on any Obligation, whether or not a claim is allowed against such Loan Party for such interest or premium in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise.

“OFAC” shall have the meaning assigned to such term in Section 3.23.

“OID” shall have the meaning assigned to such term in Section 2.24(b).

“Offer” shall have the meaning assigned to such term in Section 2.12(e)(i).

“Offer Loans” shall have the meaning assigned to such term in Section 2.12(e)(i).

“Ordinary Course Loans” shall mean, with respect to any person, working capital facilities or local lines of credit, in each case, provided by one or more banks or other financing sources which are not Affiliates, in an aggregate principal amount of up to $10,000,000 for any such person and incurred in the ordinary course of business of such person.

“Other Junior Secured Debt” shall mean Indebtedness secured by Liens on the Collateral having a priority junior to that of the Liens securing the Obligations (excluding, for the avoidance of doubt, the ABL Facility Loans) and that is Permitted Additional Debt.

“Other Taxes” shall mean any and all present or future stamp, court or documentary, intangible, recording, filing taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery, performance, registration or enforcement of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document.

“Participant Register” shall have the meaning assigned to such term in Section 9.04(f).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Perfection Certificate” shall mean the certificate delivered by the Borrower on or about the Closing Date in form reasonably satisfactory to the Borrower, the Administrative Agent and the Required Lenders that provides information with respect to the personal or mixed property of each Loan Party and each supplement thereto.

“Permitted Acquisition” shall have the meaning assigned to such term in Section 6.04(h).

“Permitted Additional Debt” shall mean any Indebtedness secured on a junior basis with the Liens securing the Obligations or unsecured Indebtedness, in each case which (a) matures on or after, and requires no scheduled payments of principal prior to, the date that is 180 days after the Latest Term Loan Maturity Date in effect at the time such Indebtedness is incurred, (b) if secured, shall be secured by the Collateral on a second priority (or other junior priority) basis with the Liens securing the Obligations and not secured by any property or assets of Holdings, the Borrower or any Subsidiary other than the Collateral, (c) shall have no borrower, issuer or guarantor that is not a Loan Party, (d) shall have a rate of cash interest not in excess of the cash interest applicable to the Term Loans at the time such Indebtedness is incurred (it being agreed that any interest paid in kind shall also be deemed Permitted Additional Debt and shall be deemed to be incurred in accordance with this Agreement) and (e) to the extent such Indebtedness has terms (other than margin, pricing, call protection, maturity, fees and other economics and prepayment and redemption terms) that are more restrictive than those applicable to the Term Loans (as reasonably determined by the Borrower), then such terms shall be added for the benefit of the Lenders hereunder (which terms may be implemented in the form of a supplement to this Agreement signed by the Borrower and delivered to the Administrative Agent, and will not require the consent of the Administrative Agent or any Lender).

“Permitted Amendments” shall have the meaning assigned to such term in Section 2.25(c).

“Permitted Equity Issuance” shall mean any sale or issuance of Qualified Capital Stock.

“Permitted Holders” shall mean any of the following: (a) any Primary Permitted Holder, (b) a controlled Affiliate of a Primary Permitted Holder, (c) a person that is the investment manager or advisor of a Primary Permitted Holder or an Affiliate thereof, (d) any Affiliate of a Primary Permitted Holder a majority of whose outstanding voting stock is, directly or indirectly, held by such Primary Permitted Holder and (e) any individuals that are Affiliates of a Primary Permitted Holder; provided, that, notwithstanding the foregoing, “Permitted Holders” shall not include any operating portfolio companies of any of the foregoing.

“Permitted Interest Transfer” shall mean a sale, issuance or other transfer of securities of a Subsidiary or of assets of any Subsidiary to a new Subsidiary, or sale, issuance or transfer of securities of a Subsidiary to another person if after such sale, issuance or other transfer, such Subsidiary shall meet the applicable requirements of the definition of “Permitted Joint Venture Subsidiary”, “Non-Significant Subsidiary” or “Permitted Syndication Subsidiary”; provided that (a) the aggregate fair market value (determined at the time of and after giving effect to any Permitted Interest Transfer) of all Permitted Interest Transfers made to, or in connection with the establishment of, a Permitted Joint Venture shall not exceed $75,000,000 and (b) at the time of and after giving effect to any Permitted Interest Transfer the total book value of the assets, calculated as of the date of the applicable Permitted Interest Transfer, of all Subsidiaries (other than Loan Parties) that become Permitted Joint Venture Subsidiaries or Permitted Syndication Subsidiaries after the Closing Date as a result of a Permitted Interest Transfer made after the Closing Date shall not exceed (i) 10% of the total book value of the assets of the Borrower and the Subsidiaries on a consolidated basis, calculated as of the date of the applicable Permitted Interest Transfer, in the case of Permitted Joint Venture Subsidiaries, and (ii) 10% of the total book value of the assets of the Borrower and the Subsidiaries on a consolidated basis, calculated as of the date of the applicable Permitted Interest Transfer, in the case of Permitted Syndication Subsidiaries.

“Permitted Investments” shall mean:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above;

(e) investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through (d) above; and

(f) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing.

“Permitted Joint Venture Subsidiary” shall mean a partially owned Subsidiary pursuant to which the Borrower or such Subsidiary conducts a Permitted Joint Venture.

“Permitted Joint Ventures” shall mean (a) acquisitions (by merger, purchase, lease (including any lease that contains upfront payments or buy out options) or otherwise), not constituting Permitted Acquisitions, by the Borrower or any of the Subsidiaries of interests in any of the assets of, or shares of the capital stock of or other Equity Interests in, a person or division or line of business of any person engaged in the same business as the Borrower and the Subsidiaries or in a related business, (b) sales, issuances or other transfers of securities of a Subsidiary to a person other than a Loan Party if after such sale, issuance or other transfer, such Subsidiary shall meet the applicable requirements of the definition of “Permitted Joint Venture Subsidiary” or (c) other investments in and loans and advances to Permitted Joint Venture Subsidiaries; provided that (w) no Default or Event of Default shall have occurred and be continuing, (x) except for the Permitted Joint Ventures listed on Schedule 1.01(e), the aggregate value of the investments, loans and advances made by the Borrower and the Subsidiaries in (including assets transferred to) any Permitted Joint Venture, in each case, measured as of the date of each such investment, loan or advance (net of any repayments or return of capital in respect thereof actually received in cash by the Borrower or the Subsidiaries (net of applicable Taxes) after the Closing Date) (the “Net Investment Amount”), when added to the aggregate Net Investment Amounts of all Permitted Joint Ventures consummated after the Closing Date, shall not exceed $30,000,000 (or, if after giving effect to such consummation, the Secured Net Leverage Ratio for the most recent Test Period on a pro forma basis is not greater than 6.50:1.00, $100,000,000), (y) any investment made pursuant to the foregoing clauses (a) through (c) shall only be permitted if made for a legitimate business purpose and (z) any Permitted Joint Venture shall be a bona fide joint venture with a person that is not an Affiliate of the Borrower or any of its Subsidiaries.

“Permitted Real Estate Indebtedness” shall have the meaning assigned to such term in Section 6.01(f).

“Permitted Receivables Transaction” shall have the meaning assigned to such term in Section 6.05(b)(ii).

“Permitted Syndication Subsidiary” shall mean a partially owned Subsidiary of the Borrower which, after giving effect to a Permitted Syndication Transaction, owns, leases or operates the Hospital which is the subject of such Permitted Syndication Transaction.

“Permitted Syndication Transaction” shall have the meaning assigned to such term in Section 6.05(b)(iii).

“Permitted Syndication Transaction Partner” shall mean one or more persons (other than Holdings, the Borrower or any Subsidiary) that owns a minority interest in a Permitted Syndication Subsidiary.

“person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, sponsored, maintained or contributed to by the Borrower or any ERISA Affiliate.

“Platform” shall have the meaning assigned to such term in Section 9.01.

“Practice Guarantees” shall mean admitting physician practice guarantees pursuant to which the Borrower or any of the Subsidiaries guarantees to pay an admitting physician on the medical staff of a Hospital the difference between such admitting physician’s monthly net revenue from professional fees and a minimum monthly guaranteed amount.

“Prepayment Premium” shall have the meaning assigned to such term in Section 2.12(d)

“Primary Permitted Holder” shall mean any of the following: (a) Davidson Kempner Capital Management LP, (b) GoldenTree Asset Management LP, (c) York Capital Management Global Advisors, (d) Oak Hill Advisors L.P., (e) KKR Credit Advisors (US) LLC, (f) Special Situations Investing Group, Inc., (g) The Goldman Sachs Group Inc. and (h) any fund, account or investment vehicle controlled or managed by a Person specified in clauses (a), (b), (c), (d), (e), (f) and (g) of this definition.

“Prime Rate” shall mean the rate of interest per annum equal to the rate last quoted by The Wall Street Journal as the “U.S. prime rate” or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective on the date such change is publicly announced as effective.

“Public Lender” shall have the meaning assigned to such term in Section 9.01.

“Qualified Capital Stock” of any person shall mean any Equity Interest of such person that is not Disqualified Stock.

“Qualifying IPO” shall mean the issuance by Holdings, or any direct or indirect parent of Holdings or the Borrower, of its common Equity Interests (and the contribution of any proceeds of such issuance to Borrower) in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) that results in such common Equity Interests being publicly traded on any United States national securities exchange or over the counter market, or any analogous exchange or market in Canada or any country of the European Union.

“Receivables” shall mean a right to receive payment arising from a sale or lease of goods or the performance of services by a person pursuant to an arrangement with another person by which such other person is obligated to pay for goods or services under terms that permit the purchase of such goods and services on credit, and all proceeds thereof and rights (contractual or other) and collateral related thereto, and shall include, in any event, any items of property that would be classified as accounts receivable on the balance sheet of the Borrower or any of the Subsidiaries prepared in accordance with GAAP or an “account”, “chattel paper”, an “instrument”, a “general intangible” or a “payment intangible” under the Uniform Commercial Code as in effect in the State of New York and any “supporting obligations” or “proceeds” (as so defined) of any such items.

“Receivables Transaction” shall mean, with respect to the Borrower and/or any of the Subsidiaries, any transaction or series of transactions of sales, factoring or securitizations involving Receivables pursuant to which the Borrower or any Subsidiary may sell, convey or otherwise transfer to a Securitization Subsidiary or any other person, and may grant a corresponding security interest in, any Receivables (whether now existing or arising in the future) of the Borrower or any Subsidiary, and any assets related thereto including collateral securing such Receivables, contracts and all Guarantees or other obligations in respect of such Receivables, the proceeds of such Receivables and other assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with sales, factoring or securitizations involving Receivables.

“Receivables Transaction Amount” shall mean (a) in the case of any Receivables securitization (but excluding any sale or factoring of Receivables), the amount of obligations outstanding under the legal documents entered into as part of such Receivables securitization on any date of determination that would be characterized as principal if such Receivables securitization were structured as a secured lending transaction rather than as a purchase and (b) in the case of any sale or factoring of Receivables, the cash purchase price paid by the buyer in connection with its purchase of Receivables (including any bills of exchange) less the amount of collections received in respect of such Receivables and paid to such buyer, excluding any amounts applied to purchase fees or discount or in the nature of interest, in each case as determined in good faith and in a consistent and commercially reasonable manner by the Borrower (provided that if such method of calculation is not applicable to such sale or factoring of Receivables, the amount of Receivables Transaction Amount associated therewith shall be determined in a manner mutually acceptable to the Borrower and the Required Lenders).

“Refinancing Facility Agreement” shall mean a Refinancing Facility Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Refinancing Term Lenders, establishing Refinancing Term Loan Commitments and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.27.

“Refinancing Term Lender” shall have the meaning assigned to such term in Section 2.27(a).

“Refinancing Term Loan Commitments” shall have the meaning assigned to such term in Section 2.27(a).

“Refinancing Term Loans” shall have the meaning assigned to such term in Section 2.27(a).

“Register” shall have the meaning assigned to such term in Section 9.04(d).

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Parties” shall mean, with respect to any specified person, such person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such person and such person’s Affiliates.

“Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Repayment Date” shall mean a Term Loan Repayment Date or an Incremental Term Loan Repayment Date.

“Required Lenders” shall mean, at any time, Lenders having Loans and Term Loan Commitments representing more than 50% of the sum of all Loans outstanding and Term Loan Commitments at such time.

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” of any person shall mean any executive officer, executive vice president or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

“Restricted Indebtedness” shall mean Indebtedness of the Borrower or any Subsidiary, the payment, prepayment, repurchase or defeasance of which is restricted under Section 6.09(b).

“Restricted Payment” shall mean any dividend or other distribution (whether in cash, securities or other property (other than Qualified Capital Stock of the person making such dividend or distribution)) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property (other than Qualified Capital Stock of the person making such dividend or distribution)), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Borrower or any Subsidiary (other than, in each case, capital contributions to, or the purchase of Equity Interests in, any Subsidiary).

“RP Leverage Condition” shall mean, with respect to the making of certain Restricted Payments, at the time of and after giving effect thereto, the Secured Net Leverage Ratio for the most recent Test Period on a pro forma basis shall not be greater than 4.50:1.00.

“S&P” shall mean Standard & Poor’s Ratings Service, or any successor thereto.

“Sanctions” shall have the meaning assigned to such term in Section 3.23.

“SEC” shall mean the U.S. Securities and Exchange Commission or any Governmental Authority succeeding to any or all of its functions.

“Secured Net Leverage Ratio” shall mean, on any date, with respect to the Borrower and its Subsidiaries, the ratio of (a) Total Secured Debt to (b) Consolidated EBITDA for the most recent Test Period. In any period of four consecutive fiscal quarters in which any Permitted Acquisition or any Significant Asset Sale occurs, the Secured Net Leverage Ratio shall be determined on a pro forma basis in accordance with Section 1.03.

“Secured Parties” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Securitization Subsidiary” shall mean any special purpose Subsidiary that acquires Receivables generated by the Borrower or any of the Subsidiaries and that engages in no operations or activities other than those related to a Permitted Receivables Transaction.

“Security Documents” shall mean the Mortgages, the Guarantee and Collateral Agreement and each of the Intellectual Property security agreements required to be delivered under the Guarantee and Collateral Agreement and each of the other security agreements, the Perfection Certificate, the Control Agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.12 or 9.20.

“Shared Collateral Agent” shall have the meaning assigned to such term in Section 9.20(b).

“Significant Asset Sale” shall mean the sale, transfer, lease or other disposition by the Borrower or any Subsidiary to any person other than the Borrower or a Subsidiary Guarantor of any Hospital or all or substantially all of the assets of, or a majority of the Equity Interests in, a person, or a division or line of business or other business unit of a person or the closing of a Hospital.

“SPC” shall have the meaning assigned to such term in Section 9.04(i).

“Specified Transaction” shall mean (a) the consummation of a Permitted Acquisition or other acquisition permitted pursuant to Section 6.04, (b) the investment in a Permitted Joint Venture, or (c) the incurrence or assumption of Indebtedness pursuant to Section 6.01(m) or (v) and the use of proceeds thereof.

“Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities (as defined in Regulation D of the Board) and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“subsidiary” shall mean, as to any person, a corporation, partnership or other entity of which Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, directly or indirectly, or the management of which is otherwise Controlled, directly or indirectly, or both, by such person.

“Subsidiary” shall mean any subsidiary of the Borrower.

“Subsidiary Guarantor” shall mean each Subsidiary listed on Schedule 1.01(b), and each other Subsidiary that is or becomes a party to the Guarantee and Collateral Agreement pursuant to Section 5.12 (it being understood and agreed that no (i) Foreign Subsidiary, (ii) Non-Significant Subsidiary, (iii) Permitted Syndication Subsidiary, (iv) Securitization Subsidiary, (v) Captive Insurance Subsidiary, (vi) Permitted Joint Venture Subsidiary or (vii) Subsidiary listed on

Schedule 1.01(f), shall, in any case, be required to enter into the Guarantee and Collateral Agreement pursuant to Section 5.12, unless the Borrower elects to make any such Permitted Joint Venture Subsidiary a Subsidiary Guarantor and any Equity Interests issued by such Permitted Joint Venture Subsidiary and owned by any other Subsidiary Guarantor is pledged under the Guarantee and Collateral Agreement).

“Syndication Proceeds” shall have the meaning assigned to such term in Section 6.05(b)(iii).

“Syndication Transaction” shall mean a transaction (or series of transactions) whereby the Borrower or a Subsidiary sells, transfers or otherwise disposes of part, but not all, of its interest in a Subsidiary that owns, leases or operates a Hospital to one or more third parties or of its interest in a Hospital to a partially owned Subsidiary.

“Synthetic Lease” shall mean, as to any person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such person is the lessor.

“Synthetic Lease Obligations” shall mean, as to any person, an amount equal to the capitalized amount of the remaining lease payments under any Synthetic Lease that would appear on a balance sheet of such person in accordance with GAAP if such obligations were accounted for as Capital Lease Obligations.

“Synthetic Purchase Agreement” shall mean any swap, derivative or other agreement or combination of agreements pursuant to which the Borrower or any Subsidiary is or may become obligated to make (a) any payment in connection with a purchase by any third party from a person other than the Borrower or any Subsidiary of any Equity Interest or Restricted Indebtedness or (b) any payment (other than on account of a permitted purchase by it of any Equity Interest or Restricted Indebtedness) the amount of which is determined by reference to the price or value at any time of any Equity Interest or Restricted Indebtedness; provided that no phantom stock or similar plan providing for payments only to current or former directors, officers or employees of the Borrower or the Subsidiaries (or to their heirs and estates) shall be deemed to be a Synthetic Purchase Agreement.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Borrowing” shall mean a Borrowing comprised of Term Loans or Incremental Term Loans.

“Term Lender” shall mean a Lender with a Term Loan Commitment or an outstanding Term Loan.

“Term Loan Commitment” shall mean, with respect to each Term Lender, the commitment of such Term Lender to make Term Loans hereunder as set forth on Schedule 2.01 or in the

Assignment and Acceptance pursuant to which such Lender assumed its Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. Unless the context shall otherwise require, the term “Term Loan Commitments” shall include the Incremental Term Loan Commitments.

“Term Loan Maturity Date” shall mean April 29, 2025; provided that if such day is not a Business Day the Term Loan Maturity Date shall be the Business Day immediately preceding such day.

“Term Loan Repayment Date” shall have the meaning assigned to such term in Section 2.11(a).

“Term Loans” shall mean the term loans made by the Lenders to the Borrower pursuant to clause (a) of Section 2.01. Unless the context shall otherwise require, the term “Term Loans” shall include any Incremental Term Loans.

“Test Period” shall mean the period of four consecutive fiscal quarters most recently ended on or prior to such date for which financial statements have been delivered (or were required to be delivered) pursuant to Section 5.04(a) or (b).

“Threshold Amount” shall mean $27,500,000.

“Total Debt” shall mean, at any time, (a) the total Indebtedness of the Borrower and the Subsidiaries at such time (i) for borrowed money, (ii) in the nature of clause (g) of the definition thereof, (iii) in the nature of clause (h) of the definition thereof (solely to the extent of any unreimbursed amounts thereunder within one (1) Business Day of the incurrence thereof), (iv) earn-outs, to the extent due and not paid and (v) Guarantees of the foregoing clauses (i) through (iv), to the extent actually due and payable at such time (without duplication of the foregoing clauses) minus (b) the aggregate amount of unrestricted cash, cash equivalents and Permitted Investments that is included on the consolidated balance sheet of the Borrower and the Subsidiaries at such time.

“Total Net Leverage Ratio” shall mean, on any date, with respect to the Borrower and its Subsidiaries, the ratio of Total Debt on such date to Consolidated EBITDA for the most recently ended Test Period. In any period of four consecutive fiscal quarters in which any Permitted Acquisition or any Significant Asset Sale occurs, the Total Net Leverage Ratio shall be determined on a pro forma basis in accordance with Section 1.03.

“Total Secured Debt” shall mean, at any time Total Debt that is secured by Liens on any property or asset of the Borrower and the Subsidiaries at such time.

“Transactions” shall mean, collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the making of the Borrowings hereunder on the Closing Date, (b) the execution, delivery and performance by each Loan Party of each ABL Facility Loan Document to which it is to be party and the making of the loans thereunder on the Closing Date, (c) the consummation of the Bankruptcy Plan, (d) the other transactions contemplated by the Bankruptcy Plan and (e) the payment of fees, costs, liabilities and expenses in connection with each of the foregoing and the consummation of any other transaction as of the Closing Date connected with the foregoing.

“Type”, when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall mean the Adjusted LIBO Rate and the Alternate Base Rate.

“Upfront Fee” shall have the meaning assigned to such term in Section 2.05(b).

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“USA PATRIOT Act” shall mean The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Voluntary Prepayment” shall mean a prepayment of principal of Term Loans pursuant to Section 2.12 in any year to the extent that such prepayment reduces the scheduled installments of principal due in respect of Term Loans in any subsequent year.

“wholly owned Subsidiary” of any person shall mean a subsidiary of such person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, Controlled or held by such person or one or more wholly owned Subsidiaries of such person or by such person and one or more wholly owned Subsidiaries of such person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” shall mean any Loan Party or the Administrative Agent.

“Yield Differential” shall have the meaning assigned to such term in Section 2.24(b).

SECTION 1.02 Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then the Borrower’s compliance with such covenant shall at all times be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

SECTION 1.03 Pro Forma Calculations. With respect to any period of four consecutive fiscal quarters during which any Permitted Acquisition, other acquisition permitted pursuant to Section 6.04 or Significant Asset Sale occurs, each of the Total Net Leverage Ratio and the Secured Net Leverage Ratio, and, without duplication, Consolidated EBITDA, shall, for all purposes set forth herein, be calculated with respect to such period on a pro forma basis based on the most recent four consecutive fiscal quarter period for which financials are required to be delivered pursuant to Sections 5.04(a) and 5.04(b) and after giving effect to such Permitted Acquisition, acquisition or Significant Asset Sale (and any related repayment of Indebtedness) (including, without duplication, (a) all pro forma adjustments consistent with Regulation S-X under the Securities Act of 1933, as amended, (b) [reserved], and (c) pro forma adjustments for “run rate” cost savings and synergies (net of continuing associated expenses) to the extent such “run rate” cost savings and synergies that have been realized or are reasonably expected to be realized on or prior to the date that is 18 months after the date on which any such Permitted Acquisition or acquisition is consummated (which cost savings and synergies shall be added to Consolidated EBITDA until fully realized and calculated on a pro forma basis as though such cost savings and synergies had been realized on the first day of the relevant period); provided that at the election of the Borrower, such pro forma adjustment shall not be required to be determined for any Permitted Acquisition or other acquisition if the aggregate consideration paid in connection with such acquisition is less than $37,500,000; provided, further, that all such adjustments shall be set forth in a reasonably detailed certificate of a Financial Officer of the Borrower), assuming, for purposes of making such calculations, such Permitted Acquisition, acquisition permitted pursuant to Section 6.04 or Significant Asset Sale (and related repayment of Indebtedness), and any other Permitted Acquisitions and Significant Asset Sales (and related repayment of Indebtedness) that have been consummated during the period, had been consummated on the first day of such period; provided, further, that the aggregate amount (other than non-cash expenses) increasing Consolidated EBITDA as set forth above in respect of synergies for any period of four consecutive fiscal quarters shall not exceed, when taken together with any adjustments made in accordance with clause (a)(xiii) of the definition of Consolidated EBITDA, an amount equal to 20% of Consolidated EBITDA for such period, calculated on a pro forma basis in accordance with this Section 1.03, but prior to giving effect to such additions and any other such prior additions in respect of synergies for such period pursuant to this Section 1.03. In addition, solely for purposes of determining whether a Specified Transaction is permitted hereunder (including whether such Specified Transaction would result in a Default or Event of Default), the Secured Net Leverage Ratio shall be calculated on a pro forma basis as provided in the preceding sentence.

SECTION 1.04 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Term Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Term Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Term Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Term Borrowing”).

SECTION 1.05 Effectuation of Transactions. All references herein to Holdings, the Borrower and the Subsidiaries shall be deemed to be references to such persons, and all the representations and warranties of the Borrower and the other Loan Parties contained in this Agreement and the other Loan Documents shall be deemed made, in each case, after giving effect to the Transactions to occur on the Closing Date, unless the context otherwise requires.

ARTICLE II

The Credits

SECTION 2.01 Commitments.

(a) Term Loans. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Term Lender agrees, severally and not jointly, that it is deemed to have made a Term Loan to the Borrower on the Closing Date in a principal amount not to exceed its Term Loan Commitment (it being understood that nothing in this Section 2.01(a) shall release Borrower from its obligation to make a Borrowing Request with respect to the Borrowing to be made on the Closing Date). Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

(b) [reserved].

(c) The Incremental Term Loan Commitments. Subject to the terms and conditions and relying upon the representations and warranties set forth herein and in the applicable Incremental Term Loan Assumption Agreement, each Lender having an Incremental Term Loan Commitment agrees, severally and not jointly, to make Incremental Term Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment. Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed.

SECTION 2.02 Loans. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). The Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $1,000,000 and not less than $3,000,000 (except, with respect to any Incremental Term Borrowing, to the extent otherwise provided in the related Incremental Term Loan Assumption Agreement) or (ii) equal to the remaining available balance of the applicable Commitments.

(b) Subject to Sections 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in more than five Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

(c) Except with respect to Term Loans deemed to be made on the Closing Date, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 1:00 p.m., New York City time, and the Administrative Agent shall promptly credit the amounts so received to an account designated by the Borrower in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

(d) Except with respect to Term Loans deemed to be made on the Closing Date, unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower to but excluding the date such amount is repaid to the Administrative Agent at a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall not repay to the Administrative Agent such corresponding amount within three Business Days after demand by the Administrative Agent, then the Administrative Agent shall be entitled to recover such amount with interest thereon at the rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing, on demand, from the Borrower. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement.

SECTION 2.03    Borrowing Procedure. In order to request a Borrowing, the Borrower shall notify the Administrative Agent of such request by submitting a written Borrowing Request (a) in the case of a Eurodollar Borrowing, not later than 12:00 (noon), New York City time, three Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the day of a proposed Borrowing; provided that the request for the initial Borrowing of Term Loans on the Closing Date may be made not later than the time specified therefor by the Administrative Agent. Each such written Borrowing Request shall be irrevocable, and shall be submitted by hand delivery or e-mail to the Administrative Agent and shall specify the following information: (i) whether the Borrowing then being requested is to be a Term Borrowing or an Incremental Term Borrowing, and whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed; (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender’s portion of the requested Borrowing.

SECTION 2.04 Evidence of Debt; Repayment of Loans. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the principal amount of each Term Loan of such Lender as provided in Section 2.11.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Class and Type thereof and, if applicable, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower, Holdings or any Subsidiary Guarantor and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

(e) Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form and substance reasonably acceptable to the Administrative Agent and the Borrower. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

SECTION 2.05 Fees. (a) The Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees set forth in the Agent Fee Letter at the times and in the amounts specified therein (the “Administrative Agent Fees”).

(b) The Borrower agrees to pay the Term Lenders eligible under the Bankruptcy Plan, on a pro rata basis, an upfront fee (the “Upfront Fee”) in an amount equal to 1.50% of the principal amount of the Term Loans deemed funded by such eligible Term Lenders on the Closing Date and set forth on Schedule 2.01 hereto, which fee shall be earned, due and payable in cash on the Closing Date in accordance with the Bankruptcy Plan.

(c) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances.

SECTION 2.06 Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at a rate per annum equal to the Alternate Base Rate plus the Applicable Percentage in effect from time to time.

(b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage in effect from time to time.

(c) Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.07 Default Interest. During the continuance of an Event of Default, all overdue amounts hereunder (including accrued and unpaid interest) shall bear interest (after as well as before judgment), payable on demand, (a) in the case of principal, at the rate otherwise applicable to such Loan pursuant to Section 2.06 plus 2.00% per annum and (b) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) equal to the rate that would be applicable to an ABR Loan of the applicable Class plus 2.00% per annum.

SECTION 2.08 Alternate Rate of Interest. If at any time the Administrative Agent or the Borrower determines (which determination shall be conclusive absent manifest error) that (i) adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for any requested Interest Period, including, without limitation, because the LIBO Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the administrator of the LIBO Rate or any applicable Governmental Authority has made a public statement identifying a specific date after which the LIBO Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable; provided that, if such alternate rate of interest shall be less than 1.00%, such rate shall be deemed to be 1.00% for the purposes of this Agreement; provided, further, that (i) any such successor rate shall be applied by the Administrative Agent in a manner consistent with market practice and (ii) to the extent such market practice is not administratively feasible for the Administrative Agent, such successor rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and the Borrower. Notwithstanding anything to the contrary in Section 9.08, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, written notice from the Required Lenders stating that such Required Lenders object to such amendment. If no such alternate rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Loans shall be suspended, (to the extent of the affected Eurodollar Loans or Interest Periods), and (y) the Adjusted LIBO Rate component shall no longer be utilized in determining the Alternate Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Loan of, conversion to or continuation of Eurodollar Loans (to the extent of the affected Eurodollar Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of ABR Loans (subject to the foregoing clause (y)) in the amount specified therein.

SECTION 2.09 Termination and Reduction of Commitments. The Term Loan Commitments (other than any Incremental Term Loan Commitments, which shall terminate as provided in the related Incremental Term Loan Assumption Agreement) shall automatically terminate upon the making of the Term Loans on the Closing Date.

SECTION 2.10 Conversion and Continuation of Borrowings. The Borrower shall have the right at any time upon prior irrevocable written notice to the Administrative Agent (submitted by hand delivery or e-mail) (a) not later than 11:00 a.m., New York City time, on the date of conversion, to convert any Eurodollar Borrowing into an ABR Borrowing, (b) not later than 12:00 (noon), New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period, and (c) not later than 12:00 (noon), New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

(i) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

(ii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

(iii) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

(iv) if any Eurodollar Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

(v) any portion of a Borrowing of any Loans maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

(vi) any portion of a Eurodollar Borrowing that cannot be converted into or continued as a Eurodollar Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing;

(vii) no Interest Period may be selected for any Eurodollar Term Borrowing that would end later than a Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurodollar Term Borrowings comprised of Term Loans, as applicable, with Interest Periods ending on or prior to such Repayment Date and (B) the ABR Term Borrowings comprised of Term Loans, as applicable, would not be at least equal to the principal amount of Term Borrowings to be paid on such Repayment Date; and

(viii) upon notice to the Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default, no outstanding Loan may be converted into, or continued as, a Eurodollar Loan.

Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, then, the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender’s portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into an ABR Borrowing.

SECTION 2.11 Repayment of Term Borrowings. (a) (i) The Borrower shall pay to the Administrative Agent, for the account of the Term Lenders, (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of December 2020 (each such date being called a “Term Loan Repayment Date”), a principal amount of the Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(g) and 2.24(d)) equal to 0.25% of the aggregate principal amount of all Term Loans outstanding on the Closing Date and (B) on the Term Loan Maturity Date, the aggregate principal amount of all Term Loans outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(ii) The Borrower shall pay to the Administrative Agent, for the account of the Incremental Term Lenders in respect of Incremental Term Loans incurred after the Closing Date, on each Incremental Term Loan Repayment Date, a principal amount of the Incremental Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(g) and 2.24(d)) equal to the amount set forth for such date in the applicable Incremental Term Loan Assumption Agreement, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(b) To the extent not previously paid, (i) all Term Loans shall be due and payable on the Term Loan Maturity Date and (ii) all Incremental Term Loans shall be due and payable on the Incremental Term Loan Maturity Date applicable thereto, in each case together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(c) All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

SECTION 2.12 Optional Prepayment. (a) Subject to paragraph (d) below, the Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days’ prior written notice (submitted by hand delivery or email) in the case of Eurodollar Loans, or prior written notice (submitted by hand delivery or email) at least one Business Day prior to the date of prepayment in the case of ABR Loans, to the Administrative Agent before 11:00 a.m., New York City time; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $1,000,000 and not less than $3,000,000.

(b) Optional prepayments of Term Loans shall be applied as directed by the Borrower, and if no such direction is provided, pro rata against the remaining scheduled installments of principal due in respect of the Term Loans to be prepaid under Section 2.11.

(c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein; provided that a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or any other event, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. All prepayments under this Section 2.12 shall be subject to Section 2.16 but otherwise without premium or penalty, except as expressly provided in Section 2.12(d). All prepayments under this Section 2.12 shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

(d) If any Term Loans are voluntarily prepaid pursuant to Section 2.12(a) or mandatorily prepaid pursuant to Section 2.13(d), such prepayments shall be made together with a premium equal to (x) 3.50% of the amount prepaid if such prepayment occurs prior to October 1, 2021, (y) 1.50% of the amount prepaid if such prepayment occurs on or after October 1, 2021 but prior to October 1, 2022, and (z) 1.00% of the amount prepaid if such prepayment occurs on or after October 1, 2022 but prior to October 1, 2023 (the foregoing premiums, the “Prepayment Premium”). For the avoidance of doubt, there shall be no Prepayment Premium payable for any prepayment on or after October 1, 2023. Notwithstanding anything to the contrary contained herein, the Prepayment Premium shall be due whether or not such prepayment occurred before or after an Event of Default has occurred and is continuing, whether or not there has been an acceleration of Loans and before or after the commencement of any insolvency proceeding.

(e) Notwithstanding anything to the contrary contained in this Section 2.12, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may repurchase outstanding Term Loans on the following basis:

(i) the Borrower may make one or more offers (each, an “Offer”) to repurchase all or any portion of the Term Loans (the “Offer Loans”); provided that (A) the Borrower delivers to the Administrative Agent (for distribution to such Lenders) a notice of the aggregate principal amount of the Offer Loans that will be subject to such Offer no later than 12:00 (noon), New York City time, at least five Business Days (or such shorter period as may be agreed to by the Administrative Agent) in advance of the proposed consummation date of such Offer indicating (1) the last date on which such Offer may be accepted, (2) the maximum principal amount of the Offer Loans the Borrower is willing to repurchase in the Offer, (3) the Class of such Offer Loans, (4) the range of discounts to par at which the Borrower is willing to repurchase the Offer Loans and (5) the instructions, consistent with this Section 2.12(e) with respect to the Offer, that a Term Lender must follow in order to have its Offer Loans repurchased; (B) the maximum dollar amount of each Offer shall be no less than $10,000,000 or whole multiples of $1,000,000 in excess thereof; (C) the Borrower shall hold such Offer open for a minimum period of three Business Days; (D) a Term Lender who elects to participate in the Offer may choose to tender all or part of such Term Lender’s Offer Loans; (E) the Offer shall be made to the Term Lenders holding the Offer Loans on a pro rata basis in accordance with the respective principal amount of the Offer Loans then due and owing to the applicable Term Lenders; (F) proceeds of the ABL Facility Loans may not be used to fund any repurchase under this Section 2.12(e); and (G) the Offer shall be conducted pursuant to such procedures as set forth in Schedule 2.12 or as the Administrative Agent may reasonably establish; and

(ii) following a repurchase pursuant to this Section 2.12(e) by the Borrower, (A) the Offer Loans so repurchased shall, without further action by any person, be deemed cancelled for all purposes and no longer outstanding for all purposes of this Agreement and all the other Loan Documents and (B) the Borrower will promptly advise the Administrative Agent of the total amount of Offer Loans that were repurchased from each Lender who elected to participate in the Offer.

SECTION 2.13 Mandatory Prepayments. (a) Not later than the fifth Business Day after the receipt of Net Cash Proceeds in respect of any Asset Sale (other than, for the avoidance of doubt, sales of Receivables in a Permitted Receivables Transaction), the Borrower shall apply 100% of such Net Cash Proceeds received (and not yet used to prepay Term Loans pursuant to this Section 2.13(a)) to prepay outstanding Term Loans in accordance with Section 2.13(g) provided that, with respect to Net Cash Proceeds received with respect to any Asset Sale (other than, for the avoidance of doubt, sales of Receivables in a Permitted Receivables Transaction) and so long as immediately after giving effect thereto the Secured Net Leverage Ratio shall not be greater than 4.75 to 1.00 (calculated on a pro forma basis in accordance with Section 1.03), if the Borrower or any of the Subsidiaries invest (or commit to invest) the Net Cash Proceeds from such Asset Sale (or a portion thereof) within 12 months after receipt of such Net Cash Proceeds in assets useful to the business of the Borrower and the other Subsidiaries (including Capital Expenditures, Permitted Acquisitions and other investments permitted under Section 6.04), then no prepayment shall be required pursuant to this paragraph in respect of such Net Cash Proceeds in respect of such Asset Sale (or the applicable portion of such Net Cash Proceeds, if applicable) except to the extent of any such Net Cash Proceeds therefrom that have not been so invested (or committed to be invested) by the end of such 12-month period (or if committed to be so invested within such 12-month period, have not been so invested within 120 days after the expiration of such 12-month period), at which time a prepayment shall be required in an amount equal to such Net Cash Proceeds that have not been so invested (or committed to be invested); provided further that in the case of any Asset Sale (other than, for the avoidance of doubt, (x) sales of Receivables in a Permitted Receivables Transaction and (y) the sales specified by the Borrower to the Administrative Agent as “Galesburg Cottage Hospital”, “Fannin Regional Hospital” and “Henderson County Community Hospital”), the prepayment amount shall include, if such prepayment is made prior to July 1, 2021 (and not declined pursuant to Section 2.13(f) and/or reinvested pursuant to this Section 2.13(a)), a prepayment premium in an amount equal to 1.00% of the aggregate amount of the Net Cash Proceeds so applied.

(b) [reserved].

(c) No later than five (5) Business Days after the date on which financial statements are required to be delivered pursuant to Section 5.04(a) (beginning with the fiscal year ending December 31, 2021), the Borrower shall prepay outstanding Term Loans in accordance with Section 2.13(f) in an aggregate principal amount equal to (x) 75% of Excess Cash Flow for the fiscal year then ended minus (y) Voluntary Prepayments made prior to such date (excluding any such Voluntary Prepayments made during such fiscal year that reduced the amount required to be prepaid pursuant to this Section 2.13(b) in the prior fiscal year); provided that such percentage shall be reduced to (A) 50% if the Secured Net Leverage Ratio as of the end of such fiscal year was less than 5.00 to 1.00 but equal to or greater than 4.50 to 1.00, (B) 25% if the Secured Net Leverage Ratio as of the end of such fiscal year was less than 4.50 to 1.00 but equal to or greater than 4.00 to 1.00, and (C) zero (i.e., no payments shall be required pursuant to this Section 2.13(b)) if the Secured Net Leverage Ratio as of the end of such fiscal year was less than 4.00 to 1.00, in each case, giving pro forma effect to any Voluntary Prepayments made after the end of such fiscal year and prior to such date.

(d) In the event that the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from the issuance or incurrence of Indebtedness for money borrowed (other than any cash proceeds from the issuance of Indebtedness for money borrowed permitted pursuant to Section 6.01), the Borrower shall, substantially simultaneously with (and in any event not later than the fifth Business Day next following) the receipt of such Net Cash Proceeds by the Borrower or such Subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans in accordance with Section 2.13(g).

(e) [Reserved].

(f) Notwithstanding the foregoing, any Term Lender may elect, by written notice delivered to the Administrative Agent not later than 5:00 p.m. New York City time one Business Day after the date of such Lender’s receipt of notice regarding such prepayment (or, if different, at the time and in the manner otherwise specified by the Administrative Agent in such notice of prepayment), to decline all (but not less than all) of any mandatory prepayment of its Term Loans pursuant to this Section 2.13 (such declined amounts, the “Declined Proceeds”). The Borrower shall retain 100% of such Declined Proceeds, which may be utilized in a manner not prohibited by this Agreement.

(g) Mandatory prepayments of outstanding Term Loans under this Agreement shall be allocated pro rata among the Term Loans and the Incremental Term Loans and first applied in order of maturity of the scheduled installments of principal due in respect of the Term Loans and the Incremental Term Loans under Sections 2.11(a)(i) and 2.11(a)(ii). The amount of any mandatory prepayment in respect of Term Loans of any Class shall be applied first to Term Loans of such Class that are ABR Loans to the full extent thereof before application to Term Loans of such Class that are Eurodollar Loans, in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 2.16.

(h) The Borrower shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.13(a), (c) or (d), as applicable, (i) a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least two days prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. All prepayments of Borrowings under this Section 2.13 shall be subject to Section 2.16, and other than the prepayment premiums applicable to prepayments of Borrowings under Section 2.13(d) (as set forth in Section 2.12(d)) and Section 2.13(a) (as set forth in Section 2.13(a)), such prepayments shall be without premium or penalty, and shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment (which interest amounts shall reduce the amount of Net Cash Proceeds required to be applied to prepay the Loans).

SECTION 2.14 Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender (except any such reserve requirement which is reflected in the Adjusted LIBO Rate), shall subject any Lender or the Administrative Agent to any Taxes (other than (i) Indemnified Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (ii) Taxes described in clause (c) of the definition of Excluded Taxes) on its Loans, Commitments or other obligations or its deposits, reserves, other liabilities or capital attributable thereto or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender from time to time such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) If any Lender shall have determined that any Change in Law regarding capital adequacy or liquidity has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made pursuant hereto to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in paragraph (a) or (b) above shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate delivered by it within 30 days after its receipt of the same.

(d) Failure or delay on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be under any obligation to compensate any Lender or under paragraph (a) or (b) above with respect to increased costs or reductions with respect to any period prior to the date that is 180 days prior to such request if such Lender knew or could reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased compensation by reason of such increased costs or reductions; provided further that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Change in Law within such 180-day period. The protection of this Section 2.14(d) shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed.

SECTION 2.15 Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

(i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans, whereupon any request for a Eurodollar Borrowing (or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurodollar Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

(ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

(b) For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

SECTION 2.16 Indemnity. The Borrower shall indemnify each Lender against any loss or expense (but not against any lost profits) that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a “Breakage Event”) or (b) any default in the making of any payment or prepayment of any Eurodollar Loan required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error.

SECTION 2.17 Pro Rata Treatment. Except as required under Section 2.13(f) or 2.15, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each reduction of the Term Loan Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole dollar amount.

SECTION 2.18 Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against the Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means (excluding means expressly contemplated elsewhere in this Agreement), obtain payment (voluntary or involuntary) in respect of any Loan or Loans as a result of which the unpaid principal portion of its Loans shall be proportionately less than the unpaid principal portion of the Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender, so that the aggregate unpaid principal amount of the Loans and participations in Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to such exercise of banker’s lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding prior to such exercise of banker’s lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agree that any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

SECTION 2.19 Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder and under any other Loan Document not later than 1:00 p.m., New York City time, on the date when due in immediately available dollars, without setoff, defense or counterclaim. Each such payment shall be made to the Administrative Agent. The Administrative Agent shall promptly distribute to each Lender any payments received by the Administrative Agent on behalf of such Lender.

(b) Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

(c) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower does not in fact make such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, and to pay interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error).

SECTION 2.20 Taxes. (a) Any and all payments by or on account of any obligation of the Borrower or any other Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that, if the Borrower or any other Loan Party shall be required by applicable law to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20(a)) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Loan Party shall make such deductions and (iii) the Borrower or such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes that are payable or paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any other Loan Party hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.20(c)) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto; provided that the Borrower shall not be obligated to so indemnify any Lender or the Administrative Agent in respect of interest or penalties attributable to any Indemnified Taxes or Other Taxes to the extent that such interest or penalties resulted solely from the gross negligence or willful misconduct of the Administrative Agent or such Lender. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on behalf of itself or a Lender, shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes, Excluded Taxes or Other Taxes by the Borrower or any other Loan Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) (i) Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate.

(ii) If a payment made to a Lender under this Agreement or any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by law and at such other time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (ii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(f) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided, that this paragraph (f) shall not create any additional obligation of the Borrower hereunder. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (f).

(g) Each party’s obligations under this Section 2.20 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, and the repayment, satisfaction or discharge of all obligations under any Loan Document.

SECTION 2.21 Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender delivers a notice described in Section 2.15, (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.20, (iv) any Lender refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrower that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders, (v) any Lender refuses to consent to any Loan Modification Offer, and such Loan Modification Offer is consented to by Lenders holding a majority in interest of the Affected Class or (vi) any Lender becomes a Defaulting Lender, then, in each case, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender and the Administrative Agent, require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement (or, in the case of clause (iv), (v) or (vi) above, all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification or in respect of which such Lender is a Defaulting Lender, as the case may be) to an Eligible Assignee that shall assume such assigned obligations and, with respect to clause (iv) or (v) above, shall consent to such requested amendment, waiver or other modification of any Loan Document (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld or delayed, and (z) the Borrower or such Eligible Assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Lender plus all Fees (except, in the case of a Defaulting Lender, any Fees not required to be paid to such Defaulting Lender pursuant to the express provisions of this Agreement) and other amounts accrued for the account of such Lender hereunder with respect thereto (including any amounts under Sections 2.14 and 2.16); provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s claim for compensation under Section 2.14, notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender pursuant to paragraph (b) below), or if such Lender shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification or shall cease to be a Defaulting Lender, as the case may be, then such Lender shall not thereafter be required to make any such transfer and assignment hereunder. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 2.21(a).

(b) If (i) any Lender shall request compensation under Section 2.14, (ii) any Lender delivers a notice described in Section 2.15 or (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender, pursuant to Section 2.20, then such Lender shall use reasonable efforts (which shall not require such Lender to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such filing or assignment, delegation and transfer.

SECTION 2.22 Reserved.

SECTION 2.23 Reserved.

SECTION 2.24 Incremental Term Loans.

(a) The Borrower may, by written notice to the Administrative Agent from time to time, request Incremental Term Loan Commitments for additional term loans to be made under this Agreement in an amount not to exceed, at the time of incurrence thereof, the Incremental Amount from one or more Incremental Term Lenders, which may include any existing Lender; provided that each Incremental Term Lender, if not already a Lender hereunder or Affiliate of a Lender or an Approved Fund, shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld or delayed). Such notice shall set forth (i) the amount of the Incremental Term Loan Commitments being requested (which shall be in minimum increments of $1,000,000 and a minimum amount of $10,000,000 or such lesser amount equal to the remaining Incremental Amount) and (ii) the date on which such Incremental Term Loan Commitments are requested to become effective.

(b) The Borrower and each Incremental Term Lender shall execute and deliver to the Administrative Agent an Incremental Term Loan Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of each Incremental Term Lender. Each Incremental Term Loan Assumption Agreement shall specify the terms of the Incremental Term Loans to be made thereunder; provided that, without the prior written consent of the Required Lenders, (i) the Incremental Term Loans shall (x) rank equal in right of payment with the existing Term Loans, (y) be secured by the Collateral on a pari passu basis with the Liens securing the existing Term Loans and not secured by any property or assets of Holdings, the Borrower or any Subsidiary other than the Collateral and (z) have no borrower, issuer or guarantor in respect of such Indebtedness that is not a Loan Party, (ii) the final maturity date of any Incremental Term Loans shall be no earlier than the Latest Term Loan Maturity Date in effect at the time the Incremental Term Loan Commitments with respect to such Incremental Term Loans become effective (or, in the case of Incremental Term Loans all of the proceeds of which will be used to repay existing Term Loans, the latest maturity date of such refinanced Term Loans), (iii) the average life to maturity of the Incremental Term Loans shall be no shorter than the then remaining average life to maturity of any other Class of Loans (or, in the case of Incremental Term Loans all of the proceeds of which will be used to repay existing Term Loans, the then remaining average life to maturity of such refinanced Term Loans), (iv) if the initial yield (excluding upfront or arrangement or similar fees payable to the arranger, if any, of such loan) on such Incremental Term Loans (as determined by the Administrative Agent to be equal to the sum of (x) the margin above the Adjusted LIBO Rate on such Incremental Term Loans (which shall be increased by the amount that any “LIBOR floor” applicable to such Incremental Term Loans on the date such Incremental Term Loans are made would exceed the Adjusted LIBO Rate that would be in effect for a three-month Interest Period commencing on such date) and (y) if such Incremental Term Loans are initially made at a discount or the Lenders making the same (as opposed to the arranger, if any, thereof) receive a fee directly or indirectly from the Borrower or any Subsidiary for doing so (the amount of such discount or fee, expressed as a percentage of the Incremental Term Loans, being referred to herein as “OID”), the amount of such OID divided by four) exceeds by more than 50 basis points the sum of (1) the margin applicable for Eurodollar Term Loans of any Class (which margin shall be the sum of the Applicable Percentage for Eurodollar Term Loans of such Class (such margin, the “Incremental Reference Margin”) increased by the amount that any “LIBOR floor” applicable to such Eurodollar Term Loans on such date would exceed the Adjusted LIBO Rate that would be in effect for a three-month Interest Period commencing on such date) plus (2) the OID (if any) initially paid in respect of such Term Loans (for any Class of Term Loans, the applicable amount of such excess above 50 basis points being referred to herein as the “Yield Differential”) then the Applicable Percentage then in effect for such Class of Term Loans shall automatically be increased to the Incremental Reference Margin plus the applicable Yield Differential (or, in the case of that portion, if any, of the Yield Differential resulting from any interest rate floor applicable to such Incremental Term Loans being greater than that applicable to such Class of Term Loans on the date such Incremental Term Loans are made, by first increasing or (if no interest rate floor is applicable to such Class of Term Loans at such time) by adding an interest rate floor with respect to such portion of the Yield Differential), (v) all Incremental Term Loans may participate on a pro rata basis or less than pro rata basis (but not a greater than pro rata basis) in any voluntary or mandatory prepayments and shall have amortization as provided in clause (d) below and (vi) except as expressly set forth in the foregoing clauses (ii)-(v), such Incremental Term Loan shall have terms as agreed by the Incremental Term Lender and the Borrower; provided, to the extent such Incremental Term Loans have terms (other than margin, pricing, call protection, maturity, fees and other economics and prepayment and redemption terms) that are more restrictive than those applicable to the existing Term Loans (as reasonably determined by the Borrower), then such terms shall be added for the benefit of the Lenders hereunder (which terms may be implemented in the form of an amendment to this Agreement signed by the Borrower and delivered to the Administrative Agent, and will not require the consent of the Administrative Agent or any Lender). Upon receipt of any executed Incremental Term Loan Assumption Agreement, the Administrative Agent shall promptly make such Incremental Term Loan Assumption Agreement available to the Lenders by posting to the Platform. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment and the Incremental Term Loans evidenced thereby.

(c) Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this Section 2.24 unless (i) on the date of such effectiveness, the applicable conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower and (ii) except as otherwise specified in the applicable Incremental Term Loan Assumption Agreement, the Administrative Agent shall have received legal opinions, board resolutions and other closing certificates reasonably requested by the Administrative Agent or the Required Lenders and consistent with those delivered on the Closing Date under Section 4.02.

(d) Each of the parties hereto hereby agrees that the Administrative Agent may, in consultation with the Borrower, take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans, when originally made, are included in each Borrowing of outstanding Term Loans on a pro rata basis. This may be accomplished by requiring each outstanding Eurodollar Term Borrowing to be converted into an ABR Term Borrowing on the date of each Incremental Term Loan, or by allocating a portion of each Incremental Term Loan to each outstanding Eurodollar Term Borrowing on a pro rata basis. Any conversion of Eurodollar Term Loans to ABR Term Loans required by the preceding sentence shall be subject to Section 2.16. If any Incremental Term Loan is to be allocated to an existing Interest Period for a Eurodollar Term Borrowing, then the interest rate thereon for such Interest Period and the other economic consequences thereof shall be as set forth in the applicable Incremental Term Loan Assumption Agreement. In addition, the scheduled amortization payments under Section 2.11(a)(i) required to be made after the making of such Incremental Term Loans shall be ratably increased by the aggregate principal amount of such Incremental Term Loans (adjusted as necessary for any prior amortization or prepayments of the existing Term Loans in order for such Incremental Term Loans and existing Term Loans to participate ratably in such scheduled amortization payments).

SECTION 2.25 Loan Modification Offers

(a) The Borrower may, by written notice to the Administrative Agent from time to time after the Closing Date, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders of one or more Classes of Loans and/or Commitments (each Class subject to such a Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective. Permitted Amendments shall become effective only with respect to the Loans and/or Commitments of the Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and/or Commitments of such Affected Class as to which such Lender’s acceptance has been made.

(b) The Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent a Loan Modification Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the applicable Loans and/or Commitments of the Accepting Lenders of the Affected Class, including any amendments necessary to treat the applicable Loans and/or Commitments of the Accepting Lenders of the Affected Class as a new “Class” of loans and/or commitments hereunder. Notwithstanding the foregoing, no Permitted Amendment shall become effective unless the Administrative Agent, to the extent reasonably requested by the Accepting Lenders, shall have received legal opinions, board resolutions, officer’s and secretary’s certificates and other customary documentation consistent with those delivered on the Closing Date.

(c) “Permitted Amendments” means any or all of the following: (i) an extension of the final maturity date and/or amortization applicable to the applicable Loans and/or Commitments of the Accepting Lenders, (ii) a change in the Applicable Percentage with respect to the applicable Loans and/or Commitments of the Accepting Lenders, (iii) a change in the Fees payable to (or the inclusion of additional fees to be payable to) the Accepting Lenders, (iv) changes to any prepayment premiums with respect to the applicable Loans and Commitments, (v) such amendments to this Agreement and the other Loan Documents as shall be appropriate, in the reasonable judgment of the Administrative Agent, to provide the rights and benefits of this Agreement and other Loan Documents to each new “Class” of loans and/or commitments resulting therefrom and (vi) additional amendments to the terms of this Agreement applicable to the applicable Loans and/or Commitments of the Accepting Lenders that are less favorable to such Accepting Lenders than the terms of this Agreement prior to giving effect to such Permitted Amendments.

SECTION 2.26 Reserved.

SECTION 2.27 Refinancing Term Facilities. (a) The Borrower may, on one or more occasions after the Closing Date, by written notice to the Administrative Agent, request the establishment hereunder of one or more additional Classes of term loan commitments (the “Refinancing Term Loan Commitments”) pursuant to which each person providing such a commitment (a “Refinancing Term Lender”) will make term loans to the Borrower (the “Refinancing Term Loans”); provided that each Refinancing Term Lender shall be an Eligible Assignee and, if not already a Lender, shall otherwise be reasonably acceptable to the Administrative Agent.

(b) The Refinancing Term Loan Commitments shall be effected pursuant to one or more Refinancing Facility Agreements executed and delivered by the Borrower, each Refinancing Term Lender providing such Refinancing Term Loan Commitments and the Administrative Agent; provided that no Refinancing Term Loan Commitments shall become effective unless (i) no Default shall have occurred and be continuing on the date of effectiveness thereof, (ii) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan

Documents shall be true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date, (iii) the Borrower shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall reasonably be requested by the Refinancing Term Lenders providing such Refinancing Term Loan Commitments in connection with any such transaction and (iv) substantially concurrently with the effectiveness thereof, the Borrower shall obtain Refinancing Term Loans thereunder and shall repay or prepay then outstanding Term Borrowings of any Class in an aggregate principal amount equal to the aggregate amount of such Refinancing Term Loan Commitments (less the aggregate amount of accrued and unpaid interest with respect to such outstanding Term Borrowings and any reasonable fees, premium and expenses relating to such refinancing) (and any such prepayment of Term Borrowings of any Class shall be applied to reduce the subsequent scheduled repayments of Term Borrowings of such Class to be made pursuant to Section 2.11 in the inverse order of maturity and, in the case of a prepayment of Eurodollar Term Borrowings, shall be subject to Section 2.16).

(c) The Refinancing Facility Agreement shall set forth, with respect to the Refinancing Term Loan Commitments established thereby and the Refinancing Term Loans and other extensions of credit to be made thereunder, to the extent applicable, the following terms thereof: (i) the designation of such Refinancing Term Loan Commitments and Refinancing Term Loans as a new “Class” for all purposes hereof, (ii) the stated termination and maturity dates applicable to the Refinancing Term Loan Commitments or Refinancing Term Loans of such Class; provided that such stated termination and maturity dates shall not be earlier than the Latest Term Loan Maturity Date, (iii) any amortization applicable thereto and the effect thereon of any prepayment of such Refinancing Term Loans; provided, that the weighted average life to maturity applicable to the Refinancing Term Loans shall not be shorter than the weighted average life to maturity of the Term Loans so refinanced, (iv) the interest rate or rates applicable to the Refinancing Term Loans of such Class, (v) the fees applicable to the Refinancing Term Loans of such Class, (vi) any original issue discount applicable thereto, (vii) the initial Interest Period or Interest Periods applicable to Refinancing Term Loans of such Class, (viii) any voluntary or mandatory prepayment requirements applicable to Refinancing Term Loan Commitments or Refinancing Term Loans of such Class (which prepayment requirements may provide that such Refinancing Term Loans may participate in any mandatory prepayment on a pro rata basis (but not a greater than pro rata basis) with the Term Loans, but may not provide for prepayment requirements that are more favorable to the Lenders holding such Refinancing Term Loans than to the Lenders holding Term Loans) and any restrictions on the voluntary or mandatory reductions or prepayments of Refinancing Term Loan Commitments or Refinancing Term Loans of such Class and (ix) any financial covenant with which the Borrower shall be required to comply (provided that any such financial covenant for the benefit of any Class of Refinancing Term Lenders shall also be for the benefit of all other Lenders). Except as contemplated by the preceding sentence, the Refinancing Term Loan Commitments and Refinancing Term Loans shall (w) rank equal in right of payment with the existing Term Loans, (x) be secured by the Collateral on a pari passu basis with the Liens securing the existing Term Loans and not secured by any property or assets of Holdings, the Borrower or any Subsidiary other than the Collateral, (y) have no borrower, issuer or guarantor in respect of such Refinancing Term Loans that is not a Loan Party and (z) have terms as agreed by the Refinancing Term Lenders and the Borrower; provided to the extent such Refinancing Term Loans have terms (other than margin, pricing, call protection, maturity, fees and other economics and prepayment and redemption terms) that are more restrictive than those applicable to the existing Term Loans (as reasonably determined by the Borrower), then such terms shall be added for the benefit of the Lenders hereunder (which terms may be implemented in the form of an amendment to this Agreement signed by the Borrower and delivered to the Administrative Agent, and will not require the consent of the Administrative Agent or any Lender). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Facility Agreement. Each Refinancing Facility Agreement may, without the consent of any Lender other than the applicable Refinancing Term Lenders, effect such amendments to this Agreement and the other Loan Documents solely to the extent reasonably necessary or appropriate to give effect to the express provisions of this Section 2.27(c), including any amendments necessary to treat the applicable Refinancing Term Loan Commitments and Refinancing Term Loans as a new “Class” of loans and/or commitments hereunder.

ARTICLE III

Representations and Warranties

The Borrower represents and warrants to the Administrative Agent, the Collateral Agent and each of the Lenders that:

SECTION 3.01 Organization; Powers. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, except, with respect to Loan Parties other than the Borrower, to the extent that the failure of such Loan Parties to be in good standing could not reasonably be expected to have a Material Adverse Effect, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, except to the extent that the failure to possess such power and authority could not reasonably be expected to result in a Material Adverse Effect, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder.

SECTION 3.02 Authorization. The execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the making of the Borrowings hereunder (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings, the Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which Holdings, the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, except as could not reasonably be expected to result in a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, except as could not reasonably be expected to result in a Material Adverse Effect or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents or permitted pursuant to Section 6.02 or under any ABL Facility Loan Document).

SECTION 3.03 Enforceability. This Agreement has been duly executed and delivered by Holdings and the Borrower and constitutes, and each other Loan Document constitutes, a legal, valid and binding obligation of the Loan Parties, in each case, party thereto enforceable against them in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

SECTION 3.04 Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the making of the Borrowings hereunder, except for (a) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (b) recordation of Mortgages and other filings and recordings in respect of Liens created pursuant to the Security Documents, (c) such as have been made or obtained and are in full force and effect and (d) such actions, consents, approvals, registrations or filings which the failure to obtain or make could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.05 Financial Statements. The Borrower has heretofore furnished to the Lenders its consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Borrower (i) as of and for the fiscal year ended December 31, 2019, audited by and accompanied by the opinion of Deloitte & Touche LLP, independent public accountant, and (ii) as of and for each fiscal quarter of the Borrower thereafter ended on or prior to March 31, 2020. Such financial statements present fairly in all material respects the financial condition and results of operations and cash flows of the Borrower and its consolidated subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its consolidated subsidiaries as of the dates thereof in accordance with GAAP in all material respects. Such financial statements were prepared in accordance with GAAP applied on a consistent basis in all material respects, subject, in the case of unaudited financial statements, to year-end audit adjustments and the absence of footnotes.

SECTION 3.06 No Material Adverse Change. No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect since December 31, 2019.

SECTION 3.07 Title to Properties; Possession Under Leases. (a) Each of Holdings, the Borrower and the Subsidiaries has good and marketable title to, or valid leasehold interests in, or a right to use, all its properties and assets (including all Mortgaged Property), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and except where the failure to have such title or other interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

(b) As of the Closing Date, neither Holdings nor any of its Subsidiaries has received any notice of, and does not have any knowledge of, any pending or contemplated material condemnation proceeding affecting the Mortgaged Properties in any material respect or any sale or disposition thereof in lieu of condemnation.

(c) As of the Closing Date, neither Holdings nor any of its Subsidiaries is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any material interest therein, except for customary rights of first refusal granted to the prior owners of such Mortgaged Property or their Affiliates.

SECTION 3.08 Subsidiaries. Schedule 3.08 sets forth as of the Closing Date a list of all Subsidiaries and the percentage ownership interest of Holdings, the Borrower or any other Loan Party therein. The shares of capital stock or other ownership interests so indicated on Schedule 3.08 are, in the case of corporations, fully paid and non-assessable and are owned by Holdings, the Borrower or the applicable Loan Party directly or indirectly, free and clear of all Liens (other than Liens created under the Security Documents and any ABL Facility Loan Document or permitted pursuant to Section 6.02).

SECTION 3.09 Litigation; Compliance with Laws. (a) Except as disclosed in the periodic and other reports, proxy statements and other materials filed by Holdings, the Borrower or any Subsidiary with the SEC prior to the Closing Date, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Holdings or the Borrower through receipt of written notice or proceeding, threatened against or affecting Holdings, the Borrower or any Subsidiary or any business, property or rights of any such person as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b) Neither Holdings nor any of its Subsidiaries nor any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation (including any occupational safety and health, health care, pension, certificate of need, Medicare, Medicaid, insurance fraud or similar law, zoning, building, Environmental Law, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Property, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10 Agreements. Neither Holdings nor any of its Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.11 Federal Reserve Regulations. (a) Neither Holdings nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.

SECTION 3.12 Investment Company Act. No Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.13 Use of Proceeds. The proceeds of (a) Loans made on the Closing Date will be used to directly or indirectly finance the Transactions and (b) Incremental Term Loans will be used only for the purposes specified in the applicable Incremental Term Loan Assumption Agreement and/or in a manner not otherwise prohibited under this Agreement.

SECTION 3.14 Tax Returns. Holdings and each of its Subsidiaries has filed or caused to be filed, or has timely requested an extension to file or has received an approved extension to file, all federal, state, local and foreign Tax returns or materials that to the best knowledge of Holdings or such Subsidiary are required to have been filed by it and has paid or caused to be paid all Taxes due and payable by it and all assessments received by it, except Taxes that are being contested in good faith by appropriate proceedings and for which Holdings or such Subsidiary, as applicable, shall have set aside on its books reserves in accordance with GAAP and except any such filings or Taxes, fees or charges, the failure of which to make or pay, could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.15 No Material Misstatements. As of the Closing Date, no written information, report, financial statement, exhibit or schedule (other than estimates and information of a general economic or general industry nature) heretofore or contemporaneously furnished by or on behalf of the Borrower or any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, when furnished and taken as a whole, contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading in light of the circumstances under which such statements were made; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized assumptions that the Borrower believed to be reasonable at the time made.

SECTION 3.16 Employee Benefit Plans. Each of Holdings, the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect. The present value of all benefit liabilities under each Plan (based on the assumptions used for purposes of Statement of

Financial Accounting Standards Board Accounting Standards Codification Topic 715) did not, as of the last annual valuation date applicable thereto, exceed the fair market value of the assets of such Plan in such amount that could reasonably be expected to result in a Material Adverse Effect, and the present value of all benefit liabilities of all underfunded Plans (based on the assumptions used for purposes of Financial Accounting Standards Board Accounting Standards Codification Topic 715) did not, as of the last annual valuation dates applicable thereto, exceed the fair market value of the assets of all such underfunded Plans in such amount that could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.17 Environmental Matters. Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither Holdings nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

SECTION 3.18 Insurance. Schedule 3.18 sets forth a true, complete and correct description, in all material respects, of all insurance maintained by each Loan Party for itself or the Subsidiaries as of the Closing Date. As of the Closing Date, such insurance is in full force and effect and all premiums have been duly paid. Holdings and its Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

SECTION 3.19 Security Documents. (a) The Guarantee and Collateral Agreement creates in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) and the proceeds thereof, subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general equitable principles, and (i) with respect to all Pledged Collateral (as defined in the Guarantee and Collateral Agreement) to be delivered to the Collateral Agent or, in the case of Pledged Collateral (as defined in the Guarantee and Collateral Agreement) that is ABL Facility First Priority Collateral, the collateral agent under the ABL Facility Credit Agreement, the Lien created under the Guarantee and Collateral Agreement will constitute, a fully perfected first priority Lien (or, with respect to the ABL Facility First Priority Collateral, a fully perfected second priority Lien) on, and security interest in, all right, title and interest of the Loan Parties in such Pledged Collateral as to which perfection may be obtained by such actions, in each case prior and superior in right to any other person (other than the rights of persons pursuant to Liens permitted by Section 6.02 having priority by operation of law), and (ii) with the filing of financing statements in appropriate form to be filed in the offices specified on Schedule 3.19(a) (as such schedule may be updated from time to time; provided, that such schedules shall be deemed to be updated when the Borrower provides the relevant information in accordance with the Guarantee and Collateral Agreement), the Lien created under the Guarantee and Collateral Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral (other than Intellectual Property, as defined in the Guarantee and Collateral Agreement) as to which perfection may be obtained by such filings, in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02 and, with respect to the ABL Facility First Priority Collateral, the ABL Lenders.

(b) The Guarantee and Collateral Agreement (or a short form security agreement in form and substance reasonably satisfactory to the Borrower and the Collateral Agent), together with the filings to be made pursuant to the Guarantee and Collateral Agreement with the United States Patent and Trademark Office and the United States Copyright Office and the financing statements to be filed in the offices specified on Schedule 3.19(a) (as such schedule may be updated from time to time; provided that such schedules shall be deemed to be updated when the Borrower provides the relevant information in accordance with the Guarantee and Collateral Agreement), will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Guarantee and Collateral Agreement) in which a security interest may be perfected by filing security agreements in the United States and its territories and possessions, in each case prior and superior in right to any other person other than with respect to Liens permitted pursuant to Section 6.02 (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the Closing Date).

(c) The Mortgages are effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined therein) a legal, valid and enforceable Lien on all of the Loan Parties’ right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and the Mortgages constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other person, other than with respect to the rights of persons pursuant to Liens expressly permitted by Section 6.02.

SECTION 3.20 Location of Real Property and Leased Premises. (a) Schedule 1.01(c) lists completely and correctly as of the Closing Date all Facilities owned by Holdings and its Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries own in fee all the real property set forth on Schedule 1.01(c).

(b) Schedule 1.01(c) lists completely and correctly as of the Closing Date all Facilities leased by the Borrower and the Subsidiaries and the addresses thereof. Holdings and its Subsidiaries have valid leases in all the material real property set forth on Schedule 1.01(c).

SECTION 3.21 Labor Matters. Except as set forth on Schedule 3.21, as of the Closing Date, there are no strikes, lockouts or slowdowns against Holdings or any of its Subsidiaries pending or, to the knowledge of the Borrower by delivery of written notice or proceeding, threatened. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound. Except as set forth on Schedule 3.21, as of the Closing Date, neither the Borrower nor any Subsidiary is a party to any collective bargaining agreement or other labor contract applicable to persons employed by it at any Facility.

SECTION 3.22 Solvency. As of the Closing Date, after giving effect to the consummation of the Transactions, (i) each of the Fair Value and the Present Fair Salable Value of the assets of Holdings and its Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities; (ii) Holdings and its Subsidiaries taken as a whole do not have Unreasonably Small Capital; and (iii) Holdings and its Subsidiaries taken as a whole can pay their Stated Liabilities and Identified Contingent Liabilities as they mature. For purposes of this Section 3.22, the following terms shall have the meanings specified:

“Fair Value” shall mean the amount at which the assets (both tangible and intangible), in their entirety, of Holdings and its Subsidiaries taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

“Present Fair Salable Value” shall mean the amount that could be obtained by an independent willing seller from an independent willing buyer if the assets (both tangible and intangible) of Holdings and its Subsidiaries taken as a whole are sold on a going concern basis with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.

“Stated Liabilities” shall mean the recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of Holdings and its Subsidiaries taken as a whole, as of the date hereof after giving effect to the consummation of Transactions, determined in accordance with GAAP consistently applied.

“Identified Contingent Liabilities” shall mean the maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of Holdings and its Subsidiaries taken as a whole after giving effect to the Transactions (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by responsible officers of the Borrower.

“Do not have Unreasonably Small Capital” shall mean Holdings and its Subsidiaries taken as a whole after giving effect to the Transactions have sufficient capital to ensure that it is a going concern.

“Can pay their Stated Liabilities and Identified Contingent Liabilities as they mature” shall mean Holdings and its Subsidiaries taken as a whole after giving effect to the Transactions have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or (in the case of contingent liabilities) otherwise become payable.

SECTION 3.23 Sanctions; FCPA. (a) None of Holdings, the Borrower, any other Loan Party or any or their subsidiaries nor, to the knowledge of the Borrower, any director, officer, agent, employee or Affiliate of the Borrower, any Loan Party or any of their subsidiaries is (i) a person on the list of “Specially Designated Nationals and Blocked Persons” or (ii) subject to the limitations and prohibitions or any sanctions under or administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the U.S. State Department or any other relevant sanctions authority to whose jurisdiction Holdings the Borrower, any Loan Party or any of their subsidiaries is subject (collectively, “Sanctions”) and each is currently in compliance with all rules and regulations promulgated by OFAC, the U.S. State Department and each other relevant Sanctions authority to whose jurisdiction Holdings, the Borrower, any Loan Party or any of their subsidiaries is subject. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officer, employees and agents with Anti-Corruption Laws and Sanctions.

(b) None of Holdings, the Borrower, any other Loan Party or any or their subsidiaries nor, to the knowledge of the Borrower, any director, officer, agent, employee or Affiliate of Holdings, the Borrower, any Loan Party or any of their subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any applicable provision of the FCPA, OFAC or any Sanctions or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment

ARTICLE IV

Conditions of Lending

The obligations of the Lenders to make Loans hereunder are subject to the satisfaction of the following conditions:

SECTION 4.01 All Credit Events. On the date of each Borrowing (other than a conversion or a continuation of a Borrowing) (each such event being called a “Credit Event”):

(a) [Reserved].

(b) The representations and warranties contained in Article III shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall have been true and current in all material respects as of such earlier date; provided, however, that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects after giving effect to such qualification.

(c) At the time of and immediately after such Credit Event, no Default or Event of Default shall have occurred or be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by the Borrower on the date of such Credit Event as to the applicable matters specified in paragraphs (b) and (c) of this Section 4.01.

SECTION 4.02 First Credit Event. On or prior to the Closing Date:

(a) The Administrative Agent shall have received from each party to this Agreement (i) a counterpart of this Agreement signed on behalf of each such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic imaging transmission) that such party has signed such a counterpart.

(b) The Administrative Agent shall have received, on behalf of itself and the Lenders, favorable written opinions of (i) Kirkland & Ellis LLP, counsel for the Borrower and for the Loan Parties organized in Delaware, Texas and Illinois, (ii) Bradley Arant Boult Cummings LLP, counsel for the Loan Parties organized in Alabama, (iii) Kutak Rock LLP, counsel for the Loan Parties organized in Arkansas, (iv) Dentons US LLP, counsel for the Loan Parties organized in Kentucky, (v) Montgomery & Andrews, P.A., counsel for the Loan Parties organized in New Mexico and (vi) Ballard Spahr, LLP, counsel for the Loan Parties organized in Utah, in each case (A) dated the Closing Date, (B) addressed to the Administrative Agent and the Lenders, and (C) in form and substance reasonably satisfactory to the Required Lenders, covering such matters customarily covered in opinions of this type as the Required Lenders shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions.

(c) The Administrative Agent shall have received from the Borrower a Borrowing Request with respect to the Borrowing on the Closing Date.

(d) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or its equivalent) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Lenders or the Administrative Agent may reasonably request.

(e) The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 and clause (j) of this Section 4.02.

(f) The Term Lenders eligible under the Bankruptcy Plan shall have received the Upfront Fee and the Administrative Agent shall have received the Administrative Agent Fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(g) The Security Documents shall have been duly executed by each Loan Party that is to be a party thereto and delivered to the Administrative Agent and the Collateral Agent and shall be in full force and effect on the Closing Date. The Collateral Agent on behalf of the Secured Parties shall have a security interest in the Collateral of the type and priority described in each Security Document.

(h) The Collateral Agent shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) of formation of such persons as indicated on the applicable schedules to the Guarantee and Collateral Agreement, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Collateral Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under Section 6.02 or have been or will be contemporaneously released or terminated.

(i) Subject to Section 5.18, the Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 5.02 and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a customary lender’s loss payable endorsement and to name the Collateral Agent as additional insured.

(j) Since December 31, 2019, no event, change or condition has occurred that has had, or could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(k) The Lenders shall have received the financial statements and opinion referred to in Section 3.05.

(l) The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower on behalf of the Borrower in the form attached hereto as Exhibit H certifying that the Borrower and its subsidiaries on a consolidated basis after giving effect to the Transactions to occur on the Closing Date, are solvent.

(m) An order authorizing the Borrower’s entry into and performance under this Agreement and the other Loan Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders shall have been entered by the Bankruptcy Court (the “Approval Order”).

(n) The Confirmation Order shall have been entered confirming the Bankruptcy Plan. Each of the Approval Order and the Confirmation Order shall be in full force and effect and not have been stayed, reversed, or vacated, amended, supplemented, or modified except that such applicable order may be further amended, supplemented or otherwise modified in accordance with the RSA and shall not be subject to any pending appeals, except for any of the following, which shall be permissible appeals the pendency of which shall not prevent the occurrence of the Closing Date: (i) any appeal relating to the distributions (or the allocation of such distributions) between and among creditors under the Bankruptcy Plan, or (ii) any other appeal, the result of which would not have a materially adverse effect on the rights and interests of the Lenders (taken as a whole and in their capacities as such). The Confirmation Order shall authorize the Loan Parties to execute, deliver and perform all of their obligations under all documents contemplated hereunder and thereunder and shall contain no term or provision that contradicts such authorization. The

Bankruptcy Plan shall have become effective in accordance with its terms and all conditions to the effectiveness of the Bankruptcy Plan shall have been satisfied or waived in accordance with the terms thereof, and all transactions contemplated in the Bankruptcy Plan or in the Confirmation Order to occur on the effective date of the Bankruptcy Plan shall have been (or concurrently with the Closing Date, shall be) substantially consummated in accordance with the terms thereof and in compliance with applicable.

(o) The Lenders shall have received, at least five Business Days prior to the Closing Date, to the extent requested, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and to the extent the Borrower qualifies as a “legal entity customer” under C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”) a certification in relation to the Borrower regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

(p) The ABL Facility Credit Agreement and the documents to be executed pursuant to the terms thereof shall have become effective in accordance with their terms.

(q) The Collateral Agent shall have received (i) UCC-1 financing statements in respect of security interests granted by each Loan Party for filing in all applicable jurisdictions, (ii) subject to Section 5.18, in connection with the pledge of Equity Interests pursuant to the Guarantee and Collateral Agreement, original stock certificates representing such pledged Equity Interests (to the extent such Equity Interests are certificated and other than Equity Interests issued by Non-Significant Subsidiaries and minority Equity Interests) accompanied by undated stock powers duly executed in blank and (iii) fully executed Intellectual Property security agreements, in proper form for filing or recording in United States Patent and Trademark Office or United States Copyright Office (or any successor office), as applicable, memorializing and recording the encumbrance of the Intellectual Property listed in Schedule V to the Guarantee and Collateral Agreement.

For purposes of determining compliance with the conditions specified in this Article IV (and irrespective of whether any Lender has signed this Agreement), each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from the Required Lenders prior to the proposed Closing Date specifying their objection thereto.

ARTICLE V

Affirmative Covenants

The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan and all Fees, all other expenses or amounts payable under any Loan Document (other than contingent indemnification obligations for which a claim has not been made) shall have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause (i) in the case of Sections 5.01, 5.02 and 5.17, each of the Material Subsidiaries, and (ii) in the case of Sections 5.03 through 5.14, each of the Subsidiaries, and (iii) in the case of Sections 5.01, 5.10 and 5.15, Holdings to:

SECTION 5.01 Existence; Compliance with Laws; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05.

(b) (i) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises and authorizations material to the conduct of its business, except as could not reasonably be expected to have a Material Adverse Effect; (ii) comply in all material respects with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, except as could not reasonably be expected to have a Material Adverse Effect; and (iii) at all times maintain and preserve all tangible property material to the conduct of such business and keep such property in good repair, working order and condition (subject to ordinary wear and tear, casualty and condemnation) and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times, except as could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.02 Insurance. (a) Maintain with financially sound and reputable insurers insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including hospital liability (which shall include general liability, medical professional liability, contractual liability and druggists’ liability), workers’ compensation, employers’ liability, automobile liability and physical damage coverage, environmental impairment liability, all risk property, business interruption, fidelity and crime insurance and public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; provided that the Borrower may implement programs of self insurance in the ordinary course of business and in accordance with industry standards for a company of similar size so long as reserves are maintained in accordance with GAAP for the liabilities associated therewith.

(b) Cause all casualty and property policies covering any Collateral and all liability policies to name the Collateral Agent as lender loss payee or mortgagee, and/or additional insured, and each provider of any such insurance shall agree, by endorsement upon such policies issued by it, that it will give the Administrative Agent 30 days prior written notice before any such policy or policies shall be altered or canceled.

(c) If at any time the area in which the Premises (as defined in the Mortgages) are located is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time.

SECTION 5.03 Obligations and Taxes. Pay and discharge promptly when due all Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, could reasonably be expected to give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as (i) the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP or (ii) the failure to pay and discharge such Tax, assessment, charge, levy or claim could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.04 Financial Statements, Reports, etc. In the case of the Borrower, furnish to the Administrative Agent, which shall furnish to each Lender:

(a) within 90 days after the end of each fiscal year (or with respect to the fiscal year ended December 31, 2020, within 120 days following the end of such fiscal year), its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of the Borrower and its consolidated subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, all audited by Deloitte & Touche LLP or other independent public accountants of recognized national standing, and accompanied by an opinion of such accountants (which opinion shall be without a “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than with respect to, or resulting from, (A) any actual failure to satisfy a financial maintenance covenant or any potential inability to satisfy a financial maintenance covenant on a future date or in a future period, in each case, under this Agreement or (B) an upcoming maturity date of any debt incurred under this Agreement)) to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and its consolidated subsidiaries on a consolidated basis in accordance with GAAP and accompanied by a customary management discussion and analysis;

(b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year (or with respect to the first three applicable fiscal quarters ending after the Closing Date, within 75 days following the end of each such quarter), its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of the Borrower and its consolidated subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments, and accompanied by a customary management discussion and analysis;

(c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, (ii) setting forth computations in reasonable detail demonstrating compliance with the covenant contained in Section 6.13 and, with respect to any Permitted Acquisition consummated during the preceding quarter for total consideration in excess of $25,000,000, 6.04(h), (iii) setting forth the identity and value of any Hospital acquired in fee by the Borrower or any Subsidiary during the preceding quarter and not previously identified to the Administrative Agent if the fair market value thereof is in excess of $5,000,000, (iv) setting forth computations in reasonable detail of the Secured Net Leverage Ratio and the Total Net Leverage Ratio and, in the case of a certificate delivered with the financial statements required by paragraph (a) above, setting forth the Borrower’s calculation of Excess Cash Flow and (v) solely with respect to the delivery of financial statements required by paragraph (a) above, either confirming that there has been no change in the information set forth in paragraphs 1, 2, 4, 5, 6 and 7 of the Perfection Certificate delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section 5.04(c) and/or identifying such changes;

(d) within 120 days after the beginning of each fiscal year of the Borrower, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

(e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or with any national securities exchange, or distributed to its shareholders, as the case may be;

(f) promptly after the request by any Lender (made through the Administrative Agent), all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;

(g) promptly after the request by the Administrative Agent or any Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Borrower or any of its ERISA Affiliates may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Borrower or any of its ERISA Affiliates may request with respect to any Multiemployer Plan; provided that if the Borrower or any of its ERISA Affiliates has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Borrower or the applicable ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof; and

(h) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent may reasonably request (on behalf of itself or any Lender).

SECTION 5.05 Litigation and Other Notices. Furnish to the Administrative Agent and each Lender, promptly after obtaining knowledge thereof, written notice of the following:

(a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

(b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against Holdings, the Borrower or any Subsidiary that could reasonably be expected to result in a Material Adverse Effect; and

(c) any event or occurrence that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

SECTION 5.06 Information Regarding Collateral. Furnish to the Administrative Agent prompt (and in any event, not later than 10 days prior to such change) written notice of any change (i) in any Loan Party’s corporate name, (ii) in any Loan Party’s jurisdiction of organization or formation, (iii) in any Loan Party’s identity or corporate structure or (iv) in any Loan Party’s Federal Taxpayer Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

SECTION 5.07 Maintaining Records; Access to Properties and Inspections; Maintenance of Ratings. (a) Keep books of record and account in which full, true and correct entries in all material respects are made of all dealings and transactions in relation to its business and activities which permit financial statements to be prepared in conformity with GAAP and all requirements of law. Each Loan Party will, and will cause each of its subsidiaries to, permit any representatives designated by the Administrative Agent or the Required Lenders to visit and inspect the corporate, financial and operating records and the other properties of such person at reasonable times and as often as reasonably requested upon reasonable notice and to make extracts from and copies of such records (in each case excluding material which is confidential pursuant to any laws, rules, regulations and decrees and orders of any Governmental Authority and not subject to any safe harbor permitting disclosure thereof) and permit any representatives designated by the Administrative Agent or the Required Lenders to discuss the affairs, finances and condition of such person with the officers thereof and independent accountants therefor (with a senior officer of the Borrower present); provided that, excluding any such visits and inspections during the continuation of an Event of Default, only one (1) such visit during any fiscal year shall be at the Borrower’s expense. If Administrative Agent or any Lender seeks, as part of its inspection or information rights hereunder or under any related agreements, access to or copies of any patient health information or other private information protected by privacy laws or other applicable local, state and federal laws or contractual confidentiality provisions, such private or confidential information shall be provided only in accordance with applicable confidentiality safeguards, in compliance with privacy laws and other applicable laws and any applicable contractual commitments.

(b) In the case of the Borrower, use commercially reasonable efforts to cause the Credit Facility to be continuously rated by S&P and Moody’s, and to maintain a corporate rating from S&P and a corporate family rating from Moody’s, in each case in respect of the Borrower.

SECTION 5.08 Use of Proceeds. Use the proceeds of the Loans only for the purposes specified in Section 3.13. No Loan Party will directly or indirectly use the proceeds of the Loans or otherwise make available such proceeds to any person for the purpose of financing the activities of any person currently subject to any Sanctions. The Loan Parties will not directly or indirectly use the proceeds of the Loans or otherwise make available such proceeds to any person in any country, territory or region that is subject to, or the target of, any Sanctions. No part of the proceeds of the Loans shall be used directly or indirectly by the Loan Parties in violation of the FCPA or any similar laws, rules or regulations issued, administered or enforced by any Governmental Authority to whose jurisdiction Holdings, the Borrower or any Subsidiary is subject (including, if so applicable, the United Kingdom Bribery Act of 2010, as amended) (collectively, the “Anti-Corruption Laws”) or in any manner that would result in a violation of any Sanctions by any party to this Agreement.

SECTION 5.09 Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code, except as would not reasonably be expected to have a Material Adverse Effect, and (b) furnish to the Administrative Agent as soon as possible after, and in any event within ten days after any Responsible Officer of the Borrower or any ERISA Affiliate knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in a Material Adverse Effect, a statement of a Financial Officer of the Borrower setting forth details as to such ERISA Event and the action, if any, that the Borrower proposes to take with respect thereto.

SECTION 5.10 Compliance with Environmental Laws. Comply, and cause all lessees and other persons occupying its properties to comply, in all material respects with all Environmental Laws applicable to its operations and properties; obtain and renew all material environmental permits necessary for its operations and properties; and promptly conduct any remedial action in accordance with Environmental Laws; provided, however, that neither Holdings, the Borrower nor any Subsidiary shall be required to undertake any remedial action required by Environmental Laws to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

SECTION 5.11 Reserved.

SECTION 5.12 Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the Security Documents. The Borrower will cause any subsequently acquired or organized Material Subsidiary (or any Subsidiary that becomes a Material Subsidiary) to become a Loan Party by executing the

Guarantee and Collateral Agreement and each applicable Security Document in favor of the Collateral Agent within 60 days after such acquisition, formation, designation or occurrence (or such later date as the Administrative Agent in its sole discretion may permit). The Borrower may, in its discretion, elect to cause a Permitted Joint Venture Subsidiary to become a Loan Party by complying with the foregoing sentence. In addition, except with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by written notice to the Borrower), the cost or other consequences (including any Tax consequence) of doing so shall be excessive in view of the benefits to be obtained by the Lenders therefrom and subject to applicable limitations set forth in the Security Documents, from time to time, the Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as the Administrative Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by substantially all the assets of the Borrower and the Subsidiary Guarantors (including assets acquired subsequent to the Closing Date), except this Section 5.12 shall not require the Borrower or any Subsidiary Guarantor to (i) pledge any Excluded Equity Interests, (ii) grant security interests in any Excluded Assets, (iii) deliver any certificates evidencing Equity Interests issued by Non-Significant Subsidiaries, (iv) enter into or deliver any control agreements or control or similar arrangements with respect to deposit accounts or securities accounts that are Excluded Accounts, (v) take steps to perfect any security interest with respect to letter of credit rights and commercial tort claims (except to the extent perfected through the filing of Uniform Commercial Code financing statements) or (vi) enter into or deliver security documents governed by laws of a jurisdiction other than the United States or any State thereof or the District of Columbia). Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent, and the Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Collateral Agent shall reasonably request to evidence compliance with this Section 5.12. Any requirement to mortgage real property pursuant to this Section 5.12 shall be limited to real property owned in fee by a Loan Party that (A) in the case of real property acquired after the Closing Date, has a fair market value equal to or exceeding $5,000,000 and (B) is not subject to a Lien permitted under Section 6.02(c), 6.02(n) or 6.02(s) (for so long as such Lien exists). No appraisals, environmental reports, surveys or zoning reports shall be required to be obtained in connection with any mortgage of real property pursuant to this Section 5.12. The Borrower agrees to provide such evidence as the Collateral Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien.

(b) Notwithstanding anything to the contrary herein, within 60 days after the Closing Date (or such later date as the Administrative Agent in its sole discretion may permit), the Borrower shall deliver, with respect to each Mortgaged Property set forth on Schedule 1.01(d), a mortgage, deed of trust or other applicable instrument which shall create and perfect a first-priority lien on and security interest in such parcels of real property securing the Obligations under this Agreement, subject only to Liens permitted by Section 6.02 hereof, together with opinions by local counsel regarding the enforceability of each such Mortgage, title insurance policies insuring such Mortgage as a valid first-priority lien, subject only to Liens permitted by Section 6.02 hereof and “life of loan” flood determinations, including, to the extent indicated by such flood determination that a Mortgaged Property is located in a special flood hazard area, Borrower’s written acknowledgment of receipt of such notice thereof from the Administrative Agent, flood insurance and other related documentation, in each case as required by Regulation H and other applicable laws, each of the foregoing being in all respects reasonably acceptable to the Administrative Agent.

SECTION 5.13 Proceeds of Certain Dispositions. If, as a result of the receipt of any cash proceeds by Holdings, the Borrower or any Subsidiary in connection with any sale, transfer, lease or other disposition of any asset the Borrower would be required by the terms of the documentation governing any other Material Indebtedness that is unsecured or secured by Liens junior to the Liens securing the Obligations to make an offer to purchase any of the Indebtedness thereunder, then, prior to the first day on which the Borrower would be required to commence such an offer to purchase, (i) prepay Loans in accordance with Section 2.12 or 2.13, or (ii) acquire assets or make investments in a manner that is permitted hereby, in each case in a manner that will eliminate any such requirement to make such an offer to purchase.

SECTION 5.14 Operation of Facilities. Use commercially reasonable efforts to operate, and cause Holdings and the Subsidiaries to operate, the Facilities owned, leased or operated by the Borrower or any of the Subsidiaries now or in the future in a manner believed by the Borrower to be consistent with prevailing health care industry standards in the locations where the Facilities exist from time to time, except to the extent failure to do so would not have a Material Adverse Effect.

SECTION 5.15 Anti-Corruption Laws. Each Loan Party shall (i) conduct its businesses in compliance with applicable Anti-Corruption Laws and (ii) maintain policies and procedures reasonably designed to promote and achieve compliance with such Anti-Corruption Laws.

SECTION 5.16 Lender Calls. Quarterly, at a time mutually agreed with the Administrative Agent (at the direction of the Required Lenders) that is after the delivery of the information required pursuant to Sections 5.04(a) and 5.04(b) above, to participate in a conference call for Lenders to discuss the results of operations of the Borrower and its Subsidiaries for the most recently ended period for which financial statements have been delivered pursuant to Sections 5.04(a) and 5.04(b) above.

SECTION 5.17 Cash Management. The Loan Parties shall maintain at all times all cash and cash equivalents (other than cash and cash equivalents held in Excluded Accounts) at deposit accounts or securities accounts with any financial institution that has entered into a Control Agreement; provided, that the foregoing requirement shall be deemed satisfied for so long as the collateral agent under the ABL Facility Credit Agreement is acting as agent for the benefit of the Collateral Agent pursuant to the ABL Intercreditor Agreement with respect to any deposit account control agreement or securities account control agreement to which such collateral agent under the ABL Facility Credit Agreement is a party.

SECTION 5.18 Post-Closing Requirements. As promptly as practicable, and in any event within the time periods after the Closing Date specified in Schedule 5.18 or such later date as the Administrative Agent (at the direction of the Required Lenders) agrees to in writing, deliver the documents or take the actions specified on Schedule 5.18.

ARTICLE VI

Negative Covenants

Holdings and the Borrower covenant and agree with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document (other than contingent indemnification obligations for which a claim has not been made) have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will not (or, in the case of Section 6.15, which shall apply solely with respect to Holdings, Holdings will not), nor will it cause or permit any of the Subsidiaries to:

SECTION 6.01 Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

(a) Indebtedness existing on the Closing Date and set forth in Schedule 6.01(a) and any extensions, renewals, refinancings or replacements of such Indebtedness to the extent the principal amount of such Indebtedness is not increased (except by an amount equal to the unpaid accrued interest and premium thereon plus other reasonable amounts paid and fees and expenses incurred in connection with such extension, renewal, refinancing or replacement), neither the final maturity nor the weighted average life to maturity of such Indebtedness is decreased, such Indebtedness, if subordinated to the Obligations, remains so subordinated on terms no less favorable to the Lenders, and the obligors thereof, if not the original obligors in respect of such Indebtedness, are Loan Parties;

(b) Indebtedness created hereunder and under the other Loan Documents;

(c) intercompany Indebtedness of the Borrower and the Subsidiaries to the extent permitted by Section 6.04 (c);

(d) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, and extensions, renewals, refinancings and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (except by an amount equal to the unpaid accrued interest and premium thereon plus other reasonable amounts paid and fees and expenses incurred in connection with such extension, renewal, refinancing or replacement); provided that (i) such Indebtedness is incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this Section 6.01 (d), when combined with the aggregate principal amount of all Capital Lease Obligations and Synthetic Lease Obligations incurred pursuant to Section 6.01 (e), shall not exceed $37,500,000 at any time outstanding;

(e) Capital Lease Obligations and Synthetic Lease Obligations in an aggregate principal amount, when combined with the aggregate principal amount of all Indebtedness incurred pursuant to Section 6.01 (d), not in excess of $37,500,000 at any time outstanding;

(f) Indebtedness constituting single-asset real estate Indebtedness provided by non-Affiliates (including Capital Lease Obligations, but excluding Capital Lease Obligations incurred pursuant to a sale and leaseback transaction permitted hereunder and any HUD Loans) of any Subsidiary secured solely by a Facility owned by such Subsidiary, and extensions, renewals, refinancings and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (except by an amount equal to the unpaid accrued interest and premium thereon (other than interest paid in kind), plus other reasonable amounts paid and fees and expenses incurred in connection with such extension, renewal, refinancing or replacement); provided that (i) at the time of incurrence of such Indebtedness, and after giving pro forma effect thereto, the LTV Ratio of such Indebtedness shall not be less than 75%, calculated utilizing the appraisal actually utilized by the third party lender providing such Indebtedness and (ii) the aggregate principal amount of all such Indebtedness incurred pursuant to this Section 6.01(f) shall not exceed $50,000,000 at any time outstanding (such Indebtedness meeting the criteria of this Section 6.01(f) being referred to herein as “Permitted Real Estate Indebtedness”); provided, further that (x) the Net Cash Proceeds of any such Indebtedness shall be applied substantially concurrently with such incurrence to prepay then-outstanding Term Loans pursuant to Section 2.13, (y) such Subsidiary shall not have or incur any other Indebtedness for borrowed money (other than Government Loans and/or Ordinary Course Loans) and (z) the Equity Interests of such Subsidiary and any direct or indirect parent thereof, as applicable, shall continue to be pledged pursuant to the Guarantee and Collateral Agreement to the extent such Equity Interest would have been required to be pledged thereunder by the holder of such Equity Interests prior to giving effect to such Indebtedness;

(g) Indebtedness under performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations, or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(h) Ordinary Course Loans incurred by any Permitted Joint Venture, any Permitted Syndication Subsidiary, any HUD Loan Borrower and/or any Subsidiary that has incurred Permitted Real Estate Indebtedness;

(i) Indebtedness in respect of Hedging Agreements permitted by Section 6.04 (g);

(j) Indebtedness in respect of cash management obligations owed to any bank in respect of any netting services, overdrafts and related liabilities arising from treasury, depository or cash management services or any automated clearing house transfers of funds;

(k) Indebtedness incurred by Foreign Subsidiaries in an aggregate principal amount not exceeding $20,000,000 at any time outstanding;

(l) [reserved];

(m) Indebtedness incurred to finance, or assumed in connection with, one or more Permitted Acquisitions, and any extensions, renewals, refinancings or replacements of such Indebtedness to the extent the principal amount of such Indebtedness is not increased (except by an amount equal to the unpaid accrued interest and premium thereon (other than interest paid in kind), plus other reasonable amounts paid and fees and expenses incurred in connection with such extension, renewal, refinancing or replacement plus unused committed amounts), neither the final maturity nor the weighted average life to maturity of such Indebtedness is decreased, such Indebtedness, if subordinated to the Obligations, remains so subordinated on terms no less favorable to the Lenders, and the obligors thereof, if not the original obligors in respect of such Indebtedness, are Loan Parties;

(n) Indebtedness owed to a seller in a Permitted Acquisition or any other acquisition permitted under Section 6.04, or a Permitted Joint Venture or to a buyer in a disposition permitted under Section 6.05 that (i) relates to post-closing adjustments with respect to accounts receivable, accounts payable, net worth and/or similar items or earnouts or (ii) relates to indemnities granted to the seller or buyer in such transactions;

(o) (1) Permitted Additional Debt in an original principal amount not exceeding the sum of (x) an amount such that, after giving pro forma effect thereto and to the use of the proceeds thereof, the Total Net Leverage Ratio for the most recent Test Period on a pro forma basis shall not be greater than 5.90 to 1.00 plus (y) $100,000,000 and (2) Permitted Additional Debt that refinances or replaces any existing Permitted Additional Debt of Loan Parties; provided that, in the case of this clause (2), the principal amount of such Permitted Additional Debt is not increased (except by an amount not to exceed (I) the amount of unpaid accrued interest and premium on the existing Permitted Additional Debt so refinanced or replaced (other than interest paid in kind), plus (II) other reasonable amounts paid and fees and expenses incurred in connection with such refinancing or replacement plus unused commitments); provided, further, that in each case such Permitted Additional Debt shall otherwise meet the requirements of the definition of “Permitted Additional Debt”;

(p) Indebtedness in the nature of letters of credit issued for the account of the Borrower or any Subsidiary (and related reimbursement obligations) not to exceed an aggregate face amount of $15,000,000;

(q) without duplication of any other Indebtedness, (i) non-cash accruals of interest, accretion or amortization of original issue discount and/or pay-in-kind interest on, or (ii) interest, premium, fees, expenses and indemnification obligations related to, Indebtedness otherwise permitted hereunder;

(r) [reserved];

(s) Indebtedness consisting of obligations to pay insurance premiums;

(t) except as otherwise expressly provided herein, Guarantees by Holdings, the Borrower or the Subsidiaries of Indebtedness of Holdings, the Borrower and the Subsidiaries permitted to be incurred hereunder;

(u) [reserved];

(v) [reserved];

(w) [reserved];

(x) [reserved];

(y) Indebtedness constituting an asset-based revolving credit facility issued under the ABL Facility Credit Agreement in an aggregate principal amount at any time outstanding, together with all commitments in respect thereof, not to exceed an amount equal to (x) $162,500,000 minus (y) the aggregate amount of all Permitted Receivables Transactions entered into pursuant to Section 6.05(b); provided that the aggregate principal amount of any protective advances or overadvances made under the ABL Facility Credit Agreement shall be disregarded for purposes of the foregoing calculation; provided that (i) any obligor under such Indebtedness shall constitute a Loan Party hereunder and any assets or property pledged to secure such Indebtedness shall constitute Collateral, subject to the ABL Intercreditor Agreement and (ii) such Indebtedness is secured only by Liens permitted under Section 6.02(z);

(z) Indebtedness in the form of loans from the U.S. Department of Housing and Urban Development (the “HUD Loans”); provided that, (u) the borrower of such HUD Loans (the “HUD Loan Borrower”) shall not have or incur any other Indebtedness for borrowed money (other than Government Loans and/or Ordinary Course Loans), (w) the Net Cash Proceeds of any such HUD Loans shall be applied substantially concurrently with (but in any event, not later than 30 days following) such incurrence to prepay then-outstanding Term Loans pursuant to Section 2.13, (x) any such HUD Loan shall be subject to a minimum LTV Ratio of 67.5%, as determined utilizing the valuation methodology from the appraisal, in each case, actually utilized by the U.S. Department of Housing and Urban Development, to set the “value” for its LTV calculation purposes, (y) the Borrower shall deliver to the Administrative Agent such appraisal actually utilized by the U.S. Department of Housing and Urban Development and such other information reasonably requested by the Administrative Agent or any Lender in connection with such HUD Loan and (z) the Equity Interests of the applicable HUD Loan Borrower shall continue to be pledged pursuant to the Guarantee and Collateral Agreement to the extent not constituting Excluded Equity Interests prior to giving effect to such HUD Loan; and

(aa) Indebtedness in the form of government backed loans (including through the CARES Act and/or government backed programs administrated by third party lenders) specific to the COVID-19 epidemic (“Government Loans”); provided that (x) the proceeds thereof must be used solely for working capital purposes, including the payment of operating expenses and (y) upon the reasonable request of the Administrative Agent (at the direction of any Lender), the Subsidiary incurring such Government Loan shall provide the financial information required to apply for such Government Loans to the Administrative Agent, but in any case, no more frequently than once in any fiscal quarter of the Borrower.

It is agreed that, notwithstanding anything to the contrary in this Agreement, no Permitted Joint Venture (to the extent the Borrower has Control over such Permitted Joint Venture) or Permitted Syndication Subsidiary shall be permitted to incur any Indebtedness for borrowed money other than (x) Ordinary Course Loans and (y) Indebtedness permitted pursuant to Section 6.01(f), (z) and (aa).

SECTION 6.02 Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any person, including the Borrower or any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

(a) Liens on property or assets of the Borrower and the Subsidiaries existing on the Closing Date and set forth in Schedule 6.02(a); provided that such Liens shall secure only those obligations which they secured on the Closing Date and extensions, renewals and replacements thereof permitted hereunder;

(b) any Lien created under the Loan Documents;

(c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or assets of any person that becomes a Subsidiary after the Closing Date prior to the time such person becomes a Subsidiary, as the case may be; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such person becoming a Subsidiary, (ii) such Lien does not apply to any other property or assets of the Borrower or any Subsidiary (other than affixed or incorporated into the property covered by such Lien) and (iii) such Lien secures only those obligations which it secures on the date of such acquisition or the date such person becomes a Subsidiary, as the case may be, and any extensions, renewals, refinancings or replacements of such obligations;

(d) Liens, assessments or governmental charges or claims for taxes not yet delinquent or which are not required to be paid pursuant to Section 5.03;

(e) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not delinquent or which are not required to be paid under Section 5.03;

(f) Liens incurred and pledges and deposits made in the ordinary course of business in connection with any self-retention or self-insurance, or with respect to workmen’s compensation, unemployment insurance, general liability, medical malpractice, professional liability or property insurance and other social security laws or regulations;

(g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, government contracts, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(h) zoning restrictions, easements, rights-of-way, rights of first refusal, restrictions on use of real property, minor defects or irregularities in title and other similar charges or encumbrances which, in the aggregate, do not interfere in any material respect with the business of the Borrower and the Subsidiaries, taken as a whole;

(i) zoning, building codes and other land use laws, regulations and ordinances regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real property which are not violated by the current use or occupancy of such real property or the operation of the business of the Borrower or any of the Subsidiaries or any violation of which would not have a Material Adverse Effect;

(j) ground leases in respect of real property on which Facilities owned or leased by the Borrower or any of the Subsidiaries are located;

(k) any interest or title of a lessor or secured by a lessor’s interest under any lease permitted hereunder;

(l) leases or subleases granted to others not interfering in any material respect with the business of the Borrower and the Subsidiaries, taken as a whole;

(m) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(n) Liens securing Indebtedness to finance the acquisition, construction or improvement of fixed or capital assets; provided that (i) such security interests secure Indebtedness permitted by Section 6.01, (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 270 days after such acquisition, construction or improvement, and (iii) such security interests do not apply to any other property or assets of the Borrower or any Subsidiary, except for accessions to the property financed with the proceeds of such Indebtedness and the proceeds and the products thereof; provided that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender secured by a Lien permissibly incurred pursuant to this Section 6.02(n);

(o) Liens arising out of judgments or awards that do not constitute an Event of Default under paragraph (i) of Article VII;

(p) Liens pursuant to Receivables Transactions incurred in accordance with Section 6.05(b), including Liens on the assets of any Securitization Subsidiary created pursuant to a Receivables Transaction and Liens incurred by the Borrower and the Subsidiaries on Receivables to secure obligations owing by them in respect of any such Receivables Transaction, provided that any Receivables not transferred to a Securitization Subsidiary in connection with such Receivables Transaction to the extent constituting intercompany indebtedness required to be pledged pursuant to the Guarantee and Collateral Agreement shall be and remain subject to the perfected Lien and security interest granted to the Collateral Agent in favor of the Lenders in accordance with the Guarantee and Collateral Agreement; provided further, that no Liens shall be permitted under this clause (p) to the extent that any Liens are then outstanding under Section 6.02(z) below;

(q) Liens on assets of Foreign Subsidiaries; provided that (i) such Liens do not extend to, or encumber, assets that constitute Collateral or the Equity Interests of the Borrower or any of the Domestic Subsidiaries, and (ii) such Liens extending to the assets of any Foreign Subsidiary secure only Indebtedness incurred by such Foreign Subsidiary pursuant to Section 6.01(k);

(r) Liens (i) of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business; and (iii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set off);

(s) Liens on one or more Facilities owned or leased by any Subsidiary to secure Permitted Real Estate Indebtedness incurred by such Subsidiary pursuant to Section 6.01(f);

(t) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Subsidiary in the ordinary course of business;

(u) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale or purchase of goods entered into by the Borrower or any of the Subsidiaries in the ordinary course of business permitted hereunder;

(v) Liens solely on any cash earnest money deposits made by the Borrower or any of the Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(w) Liens securing insurance premiums financing arrangements, provided that such Liens are limited to the applicable unearned insurance premiums;

(x) Liens securing any Permitted Additional Debt, in accordance with the requirements thereof; provided that, such Liens are junior to the Liens securing the Obligations and the holders (or agent in respect thereof) of such Permitted Additional Debt enter into a Junior Lien Intercreditor Agreement;

(y) Liens on assets of non-Loan Party Subsidiaries, which secure Indebtedness permitted to be incurred by such Subsidiaries pursuant to this Agreement;

(z) Liens which secure (i) Indebtedness incurred pursuant to Section 6.01(y), (ii) ABL Designated Cash Management Obligations (as defined in the ABL Intercreditor Agreement) and (iii) ABL Designated Hedging Obligations (as defined in the ABL Intercreditor Agreement); provided that such Liens shall be subject to the ABL Intercreditor Agreement;

(aa) Liens on the real estate securing HUD Loans permitted by Section 6.01(z) (including Liens resulting from the pre-funding of interest with respect to such HUD Loans), in accordance with the requirements thereof; and

(bb) Liens securing Government Loans permitted by Section 6.01(aa), in accordance with the requirements thereof; provided that to the extent such Liens are secured by the Collateral, such Liens are pari passu with or junior to the Liens securing the Obligations.

SECTION 6.03 Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred unless (a) the sale or transfer of such property is permitted by, and made in accordance with, Section 6.05(b), (b) any Capital Lease Obligations, Synthetic Lease Obligations, Permitted Real Estate Indebtedness or Liens arising in connection therewith are permitted by Sections 6.01 and 6.02, as the case may be and (c) such arrangement, including the person to whom the sale or transfer of such property is made, does not involve any person that is an Affiliate of Holdings, the Borrower or a Subsidiary.

SECTION 6.04 Investments, Loans and Advances. Purchase, hold or acquire any Equity Interests, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:

(a) (i) investments by the Borrower and the Subsidiaries existing on the Closing Date in the Borrower and the Subsidiaries, (ii) additional investments by the Borrower and the Subsidiaries in the Borrower and the Subsidiaries and (iii) additional investments by the Borrower and the Subsidiaries in Permitted Joint Ventures (subject to the limitations on such investments referred to in the definition of the term “Permitted Joint Ventures”); provided that (x) any Equity Interests held by a Loan Party shall be pledged to the extent required by Section 5.12 and the Guarantee and Collateral Agreement and (y) any such investments made pursuant to clause (ii) above made by a Loan Party to a Subsidiary that is not a Loan Party, may only be made if (A) no Default or Event of Default shall have occurred and be continuing and (B) the aggregate amount of all such investments made by Loan Parties in Subsidiaries that are not Loan Parties and outstanding at any time (without regard to any write-downs or write-offs thereof, and valued net in the case of intercompany loans and transferred liabilities and returned amounts) shall not exceed $25,000,000 at any time outstanding after the Closing Date;

(b) Permitted Investments;

(c) (i) loans or advances in respect of intercompany accounts attributable to the operation of the Borrower’s cash management system (including with respect to intercompany self-insurance arrangements), (ii) loans or advances made by the Borrower or any of the Subsidiaries to a Permitted Syndication Subsidiary for working capital needs evidenced by a promissory note that is pledged to the Collateral Agent so long as such loans or advances constitute Indebtedness of the primary obligor that is not subordinate to any other Indebtedness of such obligor, and (iii) loans or advances made by the Borrower to any Subsidiary and by any Subsidiary to the Borrower or any other Subsidiary; provided, however, that, in the case of clauses (ii) or (iii), (x) any such loans and advances made by a Loan Party that are evidenced by a promissory note shall be pledged to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to the Guarantee and Collateral Agreement (and any such loans and advances made by a Loan Party to a Subsidiary that is not a Loan Party shall be so evidenced and pledged) and (y) any such loan or advance made by a Loan Party to a Subsidiary that is not a Loan Party shall be subject to the requirements and limitations described in clause (y) of the first proviso to Section 6.04(a), except to the extent that (1) such loan or advance shall be secured by a fully perfected, first-priority Lien on substantially all of the assets of the recipient of such loan or advance and its subsidiaries (in each case of a type that would have constituted Collateral if such recipient were party to the applicable Security Documents) and (2) such Lien is collaterally assigned to the Collateral Agent for the benefit of the Secured Parties, all on terms reasonably satisfactory to the Collateral Agent;

(d) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(e) the Borrower and the Subsidiaries may make loans and advances in the ordinary course of business to their and Holdings’ respective employees, officers, consultants and agents (including payroll advances, travel and entertainment advances and relocation loans in the ordinary course of business to employees, officers and agents of Holdings, the Borrower or any such Subsidiary (or to any physician or other health care professional associated with or agreeing to become associated with the Borrower or any Subsidiary or any Hospital owned or leased or operated by the Borrower or any Subsidiary (“Health Care Associates”)));

(f) Guarantees to third parties made in the ordinary course of business in connection with the relocation of employees or agents of Health Care Associates of the Borrower or any of the Subsidiaries;

(g) the Borrower and the Subsidiaries may enter into Hedging Agreements in the ordinary course of business that are not speculative in nature;

(h) the Borrower or any Subsidiary may acquire (including by any lease that contains upfront payments and/or buyout options) all or substantially all the assets of a person or line of business of such person, or directly acquire and beneficially own (and retain the right to vote) more than 50% of the aggregate ordinary voting power and aggregate equity value represented by the outstanding capital stock or other Equity Interests of any acquired or newly formed corporation or other entity that acquires or leases such person, division or line of business (referred to herein as the “Acquired Entity”); provided that (i) as of the consummation thereof, such acquisition shall have been approved by the board of directors of the Acquired Entity; (ii) the Acquired Entity shall be in a similar, related, incidental or complementary line of business as that of the Borrower and the Subsidiaries as conducted during the current and most recent calendar year; and (iii) at the time of such transaction (A) [Reserved], (B) if the total consideration paid in connection with such acquisition and any other acquisitions pursuant to this Section 6.04(h) after the Closing Date (including any Indebtedness of the Acquired Entity that is assumed by the Borrower or any Subsidiary following such acquisition and any payments following such acquisition pursuant to earn-out provisions or similar obligations) shall exceed $50,000,000 in the aggregate (excluding the total consideration paid in respect of Permitted Acquisitions listed on Schedule 6.04(h) and consideration consisting of, or funded with the proceeds of, Qualified Capital Stock), then the Borrower would be in compliance with the covenant set forth in Section 6.13 on the last day of the most recently ended fiscal quarter for which financial statements have been or were required to be delivered, after giving pro forma effect to such transaction and to any other event occurring after such period as to which pro forma recalculation is appropriate (including any other transaction described in this Section 6.04(h) occurring after such period) as if such transaction had occurred as of the first day of such period, (C) [Reserved], (D) the Borrower shall comply, and shall cause the Acquired Entity to comply, with the applicable provisions of Section 5.12 and the Security Documents within a period after consummation of such transaction agreed to by the Administrative Agent (other than, in each case, any Captive Insurance Subsidiary or Securitization Subsidiary), and (E) the aggregate consideration paid in connection with all such acquisitions of Acquired Entities that become Foreign Subsidiaries (or, in the case of an acquisition of assets, such assets are not directly acquired by Loan Parties), shall not exceed $10,000,000 (any acquisition of an Acquired Entity meeting all the applicable criteria of this Section 6.04(h) being referred to herein as a “Permitted Acquisition”);

(i) Permitted Joint Ventures;

(j) investments in a Permitted Syndication Subsidiary in connection with a Permitted Syndication Transaction made pursuant to Section 6.05(b);

(k) investments in any Securitization Subsidiary or other person as required pursuant to the terms and conditions of any Permitted Receivables Transaction made pursuant to Section 6.05(b)(ii);

(l) the Borrower or any of the Subsidiaries may acquire and hold Receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

(m) investments to the extent that payment for such investments is made with substantially concurrent (and in any event, within 60 days) issuances of or the cash proceeds from the issuance of Equity Interests after the Closing Date of Holdings or any parent thereof and to the extent such proceeds are not included in the calculation of the Available Amount;

(n) extensions of trade credit and purchases of equipment and inventory in the ordinary course of business;

(o) [reserved];

(p) investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers consistent with past practices;

(q) investments by the Borrower and the Subsidiaries in any Captive Insurance Subsidiary in an aggregate amount not to exceed 150% of the minimum amount of capital required under the laws of the jurisdiction in which such Captive Insurance Subsidiary is formed (plus any excess capital generated as a result of any such prior investment that would result in an unfavorable tax or reimbursement impact if distributed), and other investments in any Captive Insurance Subsidiary to cover reasonable general corporate and overhead expenses of such Captive Insurance Subsidiary;

(r) investments by any Captive Insurance Subsidiary;

(s) investments in any Captive Insurance Subsidiary in connection with a push down by the Borrower of insurance reserves;

(t) investments held by a person (including by way of acquisition, merger or consolidation) after the Closing Date otherwise in accordance with this Section 6.04 to the extent that such investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(u) investments in minority interests existing on the Closing Date;

(v) [reserved];

(w) investments representing the non-cash portion of the consideration received for an Asset Sale or other asset disposition permitted under Section 6.05;

(x) [reserved];

(y) investments made using the Available Amount;

(z) in addition to investments permitted by paragraphs (a) through (y) above, additional investments, loans and advances by the Borrower and the Subsidiaries so long as the aggregate outstanding amount of investments, loans and advances pursuant to this paragraph (z) (determined without regard to any write-downs or write-offs of such investments, loans and advances) does not exceed $37,500,000 in the aggregate at any time outstanding; and

(aa) additional investments so long as, at the time of and after giving effect thereto, the Secured Net Leverage Ratio for the most recent Test Period on a pro forma basis shall not be greater than 4.00 to 1.00.

It is understood and agreed that, in the event that any investment is made by the Borrower or any Subsidiary in any person through substantially concurrent interim transfers of any amount through one or more other Subsidiaries, then such other substantially concurrent interim transfers shall be disregarded for purposes of this Section 6.04. In addition, (x) the aggregate amount of investments made by Loan Parties in Subsidiaries that are not Loan Parties (other than investments in such Subsidiaries made in the ordinary course of business for cash management purposes (including with respect to intercompany self-insurance arrangements)) pursuant to Sections 6.04(a), 6.04(h), 6.04(j), 6.04(y), 6.04(z), 6.04(aa), together with Asset Sales by Loan Parties to Subsidiaries that are not Loan Parties pursuant to Section 6.05(b) (other than any Asset Sale made pursuant to Section 6.05(b)(i)) shall not exceed $25,000,000 at any time outstanding (the “Non-Loan Party Cap”) and (y) such investments in Subsidiaries that are not Loan Parties pursuant to clause (x) of this sentence shall not be permitted unless such investment is made for a legitimate business purpose (as determined by the Borrower in good faith).

SECTION 6.05 Mergers, Consolidations, Sales of Assets and Acquisitions. (a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all the assets (whether now owned or hereafter acquired) of the Borrower or less than all the Equity Interests of any Subsidiary (other than pursuant to any Permitted Interest Transfer, any Permitted Joint Venture or transfers of Equity Interests of any Subsidiary to a Loan Party or by a Subsidiary that is not a Subsidiary Guarantor to any Subsidiary or transfers of Equity Interests of a Subsidiary that remains a Subsidiary Guarantor after giving effect to such transfer), or purchase or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other person, except that (i) the Borrower and any Subsidiary may purchase and sell inventory in the ordinary course of business and (ii) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing, (w) the Borrower may merge with any other person; provided that (1) the Borrower shall be the continuing and surviving person or the continuing or surviving person shall expressly assume the obligations of the Borrower including all of the obligations under this Agreement and the other Loan Documents, in a manner reasonably acceptable to the Administrative Agent, and (2) the Borrower or such continuing or surviving person, as applicable, remains organized under the laws of the United States, any state thereof or the District of Columbia, (x) any wholly owned Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (y) any Subsidiary may merge into or consolidate with any other Subsidiary in a transaction in which the surviving entity is a Subsidiary (provided that (A) if any party to any such transaction is a Loan Party, the surviving entity of such transaction shall be a Loan Party and (B) to the extent any person other than the Borrower or a wholly owned Subsidiary receives any consideration in connection therewith, then such transaction shall be considered as an investment under the applicable paragraph of Section 6.04) and (z) the Borrower and the Subsidiaries may make Permitted Acquisitions or any other investment, loan or advance permitted pursuant to Section 6.04 (including by merger), and may enter into Permitted Joint Ventures.

(b) Make any Asset Sale otherwise permitted under paragraph (a) above unless such Asset Sale is:

(i) for consideration that is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of; provided that at least 75% of such consideration is cash, cash equivalents or Permitted Investments; provided further that the Net Cash Proceeds of any such sale, transfer, lease or disposition shall be applied substantially concurrently with the receipt thereof to prepay then-outstanding Term Loans pursuant to Section 2.13(a);

(ii) a Receivables Transaction; provided that (x) the material terms and conditions and the structure of such Receivables Transaction have not been objected to by the Required Lenders (within fifteen (15) Business Days of disclosing such terms, conditions and structure to the Lenders), (y) any Liens granted in connection with such Receivables Transaction shall comply with the terms of Section 6.02(p), (z) the aggregate Receivables Transaction Amount outstanding at any time in respect of all Receivables Transactions does not exceed an amount equal to (x) $162,500,000 minus (y) the aggregate amount of Indebtedness under the ABL Facility Credit Agreement incurred pursuant to Section 6.01(y) together with the aggregate Receivables Transaction Amount outstanding (any Receivables Transaction meeting all the criteria of this Section 6.05(b)(ii) being referred to herein as a “Permitted Receivables Transaction”);

(iii) a Syndication Transaction, provided that the aggregate amount or value of the consideration received by any Permitted Syndication Subsidiary and/or the Borrower and the other Subsidiaries from third parties in connection with such Syndication Transaction (or series of Syndication Transactions), except for the Syndication Transactions listed on Schedule 6.05(b) (the “Syndication Proceeds”), when added to the aggregate Syndication Proceeds from all previous Permitted Syndication Transactions on or after the Closing Date does not exceed $30,000,000 (any Syndication Transaction meeting the criteria of this Section 6.05(b)(iii) being referred to herein as a “Permitted Syndication Transaction”);

(iv) any Permitted Interest Transfer;

(v) for the sale or other disposition consummated by the Borrower or any of the Subsidiaries after the Closing Date of assets constituting a subsidiary or business unit or units of the Borrower or the Subsidiaries (including a Facility) or the interest of the Borrower or the Subsidiaries therein, provided that (i) such sale or other disposition shall be made for fair value on an arm’s-length basis and (ii) the consideration received for such sale or other disposition constitutes or would constitute a Permitted Acquisition, Permitted Joint Venture or Permitted Syndication Subsidiary in accordance with the definition thereof;

(vi) the Borrower and the Subsidiaries may abandon, allow to lapse or otherwise dispose of intangible property that the Borrower or such Subsidiary shall determine in its reasonable business judgment is immaterial to the conduct of its business;

(vii) forgiveness of any loans or advances made pursuant to Section 6.04(e);

(viii) transfers of property subject to casualty or a condemnation proceeding;

(ix) Restricted Payments permitted pursuant to Section 6.06;

(x) a disposition of assets, whether of real or personal property, by the Borrower or any Subsidiary (whether of real or personal property), including to any Governmental Authority, in connection with the closure of a Hospital in an amount not to exceed $10,000,000 in any fiscal year; or

(xi) any investment, loan or advance permitted pursuant to Section 6.04.

For the purposes of Section 6.05(b)(i), the following will be deemed to be cash:

(i) the assumption by the transferee of Indebtedness or other liabilities contingent or otherwise of the Borrower or a Subsidiary (other than subordinated Indebtedness of the Borrower or a Subsidiary Guarantor) and the release of the Borrower or such Subsidiary from all liability on such Indebtedness or other liability in connection with such Asset Sale;

(ii) securities, notes or other obligations received by the Borrower or any Subsidiary of the Borrower from the transferee that are converted by the Borrower or such Subsidiary into cash or cash equivalents (including Permitted Investments) within 180 days following the closing of such Asset Sale;

(iii) Indebtedness of any Subsidiary that is no longer a Subsidiary as a result of such Asset Sale, to the extent that the Borrower and each other Subsidiary are released from any Guarantee of payment of such Indebtedness in connection with such Asset Sale;

(iv) consideration consisting of Indebtedness of the Borrower (other than subordinated Indebtedness) received after the Closing Date from persons who are not the Borrower or any Subsidiary; and

(v) any Designated Non-Cash Consideration received by the Borrower or any Subsidiary in such Asset Sale having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this covenant that is at that time outstanding, not to exceed $20,000,000 (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value).

Any Asset Sale made pursuant to this Section 6.05(b) (other than any Asset Sale made pursuant to Section 6.05(b)(i)) by a Loan Party to a Subsidiary that is not a Loan Party, including pursuant to a Permitted Syndication Transaction or Permitted Interest Transfer, together with the investments specified in clause (x) of the last sentence of Section 6.04, shall not exceed in the aggregate, the Non-Loan Party Cap.

SECTION 6.06 Restricted Payments; Restrictive Agreements. (a) Declare or make, directly or indirectly, any Restricted Payment (including pursuant to any Synthetic Purchase Agreement); provided, however, that

(i) any Subsidiary may declare and pay dividends or make other distributions ratably to its equity holders;

(ii) [reserved];

(iii) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, and subject to compliance with the RP Leverage Condition, the Borrower may repurchase its (or send up a distribution to allow a parent company to repurchase its) respective Equity Interests owned by current or former employees, directors or consultants of Holdings, the Borrower or the Subsidiaries (or any parent company) or make payments to employees, directors or consultants of Holdings, the Borrower or the Subsidiaries (or any parent company) in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to management incentive plans, in an aggregate amount not to exceed $10,000,000 in any fiscal year;

(iv) [reserved];

(v) [reserved];

(vi) the Borrower may net shares under employee benefits plans to settle option price payments owed by employees and directors with respect thereto and to settle employees’ and directors’ Federal, state and income tax liabilities (if any) related thereto;

(vii) so long as (A) no Event of Default or Default shall have occurred and be continuing or would result therefrom and (B) at the time of and after giving effect thereto, the Secured Net Leverage Ratio for the most recent Test Period on a pro forma basis shall not be greater than 4.25 to 1.00, the Borrower may make other Restricted Payments in an amount not to exceed the Available Amount at the time such Restricted Payment is made;

(viii) payments, dividends or distributions to finance payments permitted by Section 6.07(vi);

(ix) so long as (A) no Event of Default or Default shall have occurred and be continuing, or would result therefrom and (B) at the time of and after giving effect thereto, the Secured Net Leverage Ratio for the most recent Test Period on a pro forma basis shall not be greater than 3.00 to 1.00, the Borrower may make other Restricted Payments;

(x) the Borrower or any Subsidiary may make a payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the RP Leverage Condition and all other provisions of this Agreement;

(xi) subject to compliance with the RP Leverage Condition, the Borrower or any Subsidiary may make a purchase, repurchase, redemption, defeasance or other acquisition or retirement of preferred Equity Interests made by exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the proceeds of the substantially concurrent (and in any event, within 60 days) sale of, preferred Equity Interests of Holdings or the Borrower (other than Disqualified Stock and other than preferred Equity Interests sold to a Subsidiary) or a substantially concurrent (and in any event, within 60 days) contribution to the equity (other than through the issuance of Disqualified Stock or by preferred Equity Interests sold to any Subsidiary) of Holdings or the Borrower;

(xii) the Borrower may make payments to holders of Equity Interests of Holdings (or any parent company) or the Borrower in lieu of the issuance of fractional shares of such Equity Interests, provided, however, that any such payment shall not be for the purpose of evading any limitation of this covenant or otherwise to facilitate any dividend or other return of capital to the holders of such Equity Interests (as determined in good faith by the board of directors of the Borrower);

(xiii) the Borrower or any Subsidiary may make purchases, repurchases, redemptions, defeasances or other acquisitions or retirements of Equity Interests deemed to occur upon the exercise of stock options, warrants or other rights in respect thereof if such Equity Interests represent a portion of the exercise price thereof; and

(xiv) payments, dividends or distributions to the extent that such payment, dividend or distribution is made with issuances of or the cash proceeds from the issuance of Equity Interests after the Closing Date of Holdings or any parent thereof and to the extent such proceeds are not included in the calculation of the Available Amount.

(b) Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of the Borrower or any Subsidiary (other than any Permitted Joint Venture Subsidiary) to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations, or (ii) the ability of any Subsidiary (other than any Permitted Joint Venture Subsidiary) to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any Subsidiary Guarantor or to Guarantee Indebtedness of the Borrower or any Subsidiary Guarantor; provided (x) that the foregoing shall not apply to restrictions and conditions (A) imposed by law or by any Loan Document, (B) contained in agreements relating to the sale of a Subsidiary or other assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary or assets that are to be sold and such sale is permitted hereunder, (C) imposed on any Foreign Subsidiary by the terms of any Indebtedness of such Foreign Subsidiary permitted to be incurred hereunder, (D) imposed pursuant to other Indebtedness incurred pursuant to Section 6.01 with such encumbrances and restrictions that, taken as a whole, are not more restrictive than the terms hereof, (E) contained in any agreement relating to a Permitted Receivables Transaction if such restrictions or encumbrances apply only to the relevant Permitted Receivables Transaction and are required pursuant to the terms and conditions of such Permitted Receivables Transaction, (F) on Permitted Joint Ventures or other joint ventures permitted under Section 6.04 and Permitted Syndication Subsidiaries imposed by the terms of the agreements governing the same, (G) applicable to an Acquired Entity at the time such Acquired Entity became a Subsidiary, so long as such restriction or encumbrance was not created in contemplation of or in connection with such Acquired Entity becoming a Subsidiary and apply only to such Acquired Entity and (H) contained in the ABL Facility Credit Agreement or the other ABL Facility Loan Documents; provided that such restrictions and conditions are no more onerous than those set forth in the ABL Facility Loan Documents in effect on the Closing Date; and (y) clause (i) of the foregoing shall not apply to restrictions or conditions (A) that are customary provisions in leases and other contracts restricting the assignment thereof and any right of first refusal and (B) imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness.

SECTION 6.07 Transactions with Affiliates. Except for transactions between or among the Borrower and its Subsidiaries or described on Schedule 6.07, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (i) the Borrower or any Subsidiary may engage in any of the foregoing transactions on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (ii) Holdings, the Borrower and the Subsidiaries may make (x) investments, loans and advances and (y) Restricted Payments, permitted by Section 6.04 and Section 6.06, respectively, (iii) the Borrower may engage in Receivables Transactions, (iv) any issuance of Equity Interests otherwise permitted hereunder, (v) any issuance of Equity Interests, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans, or indemnities provided on behalf of employees or directors and approved by the board of directors or senior management of the Borrower (or any parent company thereof) and (vi) the payment of reasonable and documented (x) management, board, monitoring, consulting and advisory fees to directors of the Borrower (or any parent company thereof) and the Subsidiaries or members of any advisory board of the Borrower (or any parent company thereof) who are not employees of the Borrower or the Subsidiaries in an amount not to exceed $1,000,000 per fiscal year and (y) customary indemnities and out of pocket expenses, in each case to members of the board of directors or members of any advisory board of the Borrower, Holdings or any direct or indirect parent of Holdings.

SECTION 6.08 Business of the Borrower and Subsidiaries. Engage at any time in any business or business activity other than the business currently conducted by it and business activities reasonably similar, incidental or complementary thereto and reasonable extensions thereof.

SECTION 6.09 Other Indebtedness. (a) Permit any waiver, supplement, modification or amendment of any indenture, instrument or agreement pursuant to which any subordinated Material Indebtedness of the Borrower or any of the Subsidiaries (other than the ABL Facility Credit Agreement and the other ABL Facility Loan Documents) is outstanding if the effect of such waiver, supplement, modification or amendment would materially increase the obligations of the obligor (except as permitted by this Agreement) or confer additional material rights on the holder of such Indebtedness in a manner adverse to the Lenders.

(b) Make any distribution, whether in cash, property, securities or a combination thereof, other than regular scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or commit to pay, or directly or indirectly (including pursuant to any Synthetic Purchase Agreement) redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Junior Debt (other than intercompany Indebtedness); provided, however, that the Borrower or any Subsidiary may redeem, repurchase, retire or otherwise acquire for consideration (i) Junior Debt for an aggregate price not in excess of $15,000,000, (ii) Junior Debt with the proceeds of or in exchange for (A) Junior Debt that is permitted pursuant to Section 6.01 and is subordinated on terms not materially less advantageous to the Lenders than those of the Indebtedness being redeemed, repurchased, retired or otherwise acquired for consideration or (B) the substantially concurrent (and in any event, within 60 days) issuance of Equity Interests after the Closing Date and to the extent the proceeds of such issuance are not included in the calculation of the Available Amount, (iii) Junior Debt so long as (A) the amount paid in respect thereof does not exceed the Available Amount at the time paid and (B) after giving effect thereto, the Secured Net Leverage Ratio for the most recent Test Period on a pro forma basis shall not be greater than 4.75 to 1.00 or (iv) Junior Debt so long as, at the time of and after giving effect thereto, the Secured Net Leverage Ratio for the most recent Test Period on a pro forma basis shall not be greater than 3.50 to 1.00.

(c) Nothing in this Section 6.09 shall limit or otherwise prohibit (x) the making (and any payment in connection therewith) of any “change of control offer” (or equivalent term) in accordance with clause (f) of Article VII and (y) the redemption, repurchase, retirement, repayment or prepayment of any Government Loan in accordance with and/or pursuant to the terms of the CARES Act or any other applicable government backed program pursuant to which such Government Loan was made.

SECTION 6.10 Practice Guarantees. Enter into Practice Guarantees with a term of 30 months or longer in an aggregate amount in excess of $37,500,000 in effect at any time with respect to all such Practice Guarantees.

SECTION 6.11 Reserved.

SECTION 6.12 Reserved.

SECTION 6.13 Maximum Secured Net Leverage Ratio. Permit the Secured Net Leverage Ratio as of the last day of any fiscal quarter ending during a period set forth below to be greater than the ratio set forth opposite such period below:

Period	Ratio
July 1, 2021 through December 31, 2021	6.50 to 1.00
January 1, 2022 through March 30, 2022	6.25 to 1.00
April 1, 2022 through June 30, 2022	6.00 to 1.00
July 1, 2022 through September 30, 2022	5.75 to 1.00
October 1, 2022 through December 31, 2022	5.50 to 1.00
January 1, 2023 through March 30, 2023	5.25 to 1.00
Thereafter	5.00 to 1.00

SECTION 6.14 Fiscal Year. With respect to the Borrower, change its fiscal year-end to a date other than December 31; provided that, the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Required Lenders, in which case, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

SECTION 6.15 Holdings Covenant.

(a) Solely in the case of Holdings, own or acquire any material assets or engage in any business or activity other than (i) the ownership of all the outstanding Equity Interests of the Borrower (ii) the maintenance of its corporate existence and activities incidental thereto under the Loan Documents, provided that (x) Holdings may change its form of organization, so long as (A) it is organized under the laws of the United States, any State thereof or the District of Columbia and (B) its Guarantee of the Obligations and the Lien on or security interest in any Collateral held by it under the Loan Documents shall remain in effect to the same extent as immediately prior to such change and (y) Holdings may merge or amalgamate with any other person if Holdings is the continuing or surviving corporation or if the person formed by or surviving any such merger or consolidation is not Holdings (any such person, the “Successor Holding Company”), (A) no Default or Event of Default shall result therefrom, (B) the Successor Holding Company shall be an entity organized or existing under the Laws of the United States, any state thereof, the District of Columbia or any territory thereof, (C) the Successor Holding Company shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (D) the Collateral owned by or transferred to the Successor Holding Company (including the voting Equity Interests of the Borrower) shall (1) continue to constitute Collateral under the Collateral Documents, (2) be subject to the first priority Lien (subject to Liens permitted under Section 6.02) in favor of the Administrative Agent for the benefit of the Secured Parties in accordance with the Collateral Documents, and (3) not be subject to any Lien other than Liens securing Indebtedness permitted under the Loan Documents and as permitted by Section 6.02, (E) in each case except as otherwise permitted by the Loan Documents, the property and assets of the Person which is merged or consolidated with or into the Successor Holding Company, to the extent that they are property or assets of the types which would constitute Collateral under the Security Documents, shall be treated as after-acquired property and the Successor Holding Company shall take such action as may be reasonably necessary to cause such property and assets to be made subject to the Lien of the Security Documents in the manner and to the extent required in the Security Documents and (F) the Successor Holding Company shall deliver to the

Administrative Agent all information as may be reasonably requested by the Administrative Agent to satisfy any applicable “know your customer” requirements, provided further, that if the foregoing are satisfied, the Successor Holding Company will succeed to, and be substituted for, Holdings under this Agreement (including for purposes of the definition of a Change in Control), (iii) activities required to comply with applicable laws, (iv) maintenance and administration of stock option and stock ownership plans and activities incidental thereto, in each case, to the extent permitted hereunder, (v) the receipt of Restricted Payments and the making of Restricted Payments and other transactions between Holdings and the Borrower permitted under Article VI, (vi) to the extent not otherwise covered by the other clauses of this Section 6.15, any of the activities of Holdings referred to in Section 6.06, (vii) compliance with its obligations under the Loan Documents, (viii) in connection with, and following the completion of, a Qualifying IPO, activities necessary or reasonably advisable for or incidental to the initial registration and listing of Holdings’ common stock and the continued existence of Holdings as a public company, (ix) the purchase of Indebtedness under this Agreement and other activities incidental to the consummation of the Transactions, including the formation and maintenance of special purpose vehicle entities and the making of or maintenance of intercompany loans and/or investments incidental to the Transactions, in each case, to the extent permitted hereunder (x) providing indemnification to officers and directors and as otherwise permitted under Article VI and (xi) activities incidental to legal, tax and accounting matters in connection with any of the foregoing activities.

(b) Solely in the case of Holdings, create, incur, assume or permit to exist any Indebtedness or other liabilities except (i) Indebtedness created under the Loan Documents, or any guarantees of other Indebtedness of the Borrower and the Subsidiary Guarantors that is not prohibited hereunder and (ii) liabilities imposed by law, including Tax liabilities, and other liabilities incidental to its existence and permitted business and activities (including the guarantee of obligations the Borrower and/or any of their Subsidiaries in the ordinary course).

(c) Solely in the case of Holdings, create, incur, assume or permit to exist any Lien (other than Liens under the Loan Documents or non-consensual Liens of the type permitted under Section 6.02) on any of the Equity Interests issued by the Borrower to Holdings.

ARTICLE VII

Events of Default

SECTION 7.01 Events of Default. In case of the happening of any of the following events (“Events of Default”):

(a) any representation, warranty or statement made or deemed made by any Loan Party herein or in any other Loan Document or any certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which it was made or deemed made;

(b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

(d) default shall be made in the due observance or performance by Holdings, the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a) (with respect to the Borrower only), 5.05(a) or 5.08 or in Article VI (provided that any Event of Default under Section 6.13 shall be subject to cure pursuant to Section 7.02);

(e) default shall be made in the due observance or performance by Holdings, the Borrower or any Subsidiary of any covenant or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Borrower;

(f) (i) Holdings, the Borrower or any Subsidiary shall fail to pay any principal, interest or other amount due in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any grace period), (ii) any breach or default by Holdings, the Borrower or any Subsidiary with respect to any other term of any ABL Facility Loan Documents (after giving effect to any grace period) except any breach of any financial covenant thereunder or (iii) any other event or condition occurs that results in any Material Indebtedness (other than Material Indebtedness of any Securitization Subsidiary) becoming due prior to its scheduled maturity or that enables or permits (after giving effect to any grace period) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or that results in the termination or permits any counterparty to terminate any Hedging Agreement the obligations under which constitute Material Indebtedness; provided that (A) this clause (iii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, and (B) for the avoidance of doubt, a requirement to make a mandatory offer to repurchase under the terms of any Indebtedness of any person acquired by the Borrower or any of its Subsidiaries pursuant to any Permitted Acquisition as a result of a “change of control” (or equivalent term) shall not constitute a Default or an Event of Default under this clause (iii) so long as the Borrower or the applicable Subsidiary complies with the provisions of such Indebtedness that are applicable as a result of such acquisition (including by consummating any required “change of control offer” (or equivalent term) for such Indebtedness); provided further that this clause (f) shall not apply if such failure is remedied or waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to this Article VII;

(g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, the Borrower or any Subsidiary (other than a Non-Significant Subsidiary within the meaning of clause (a) of the definition thereof), or of a substantial part of the property or assets of Holdings, the Borrower or a Subsidiary (other than a Non-Significant Subsidiary within the meaning of clause (a) of the definition thereof), under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary (other than a Non-Significant Subsidiary within the meaning of clause (a) of the definition thereof) or for a substantial part of the property or assets of Holdings, the Borrower or a Subsidiary or (iii) the winding-up or liquidation of Holdings, the Borrower or any Subsidiary (other than a Non-Significant Subsidiary within the meaning of clause (a) of the definition thereof); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h) Holdings, the Borrower or any Subsidiary (other than a Non-Significant Subsidiary within the meaning of clause (a) of the definition thereof) shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary (other than a Non-Significant Subsidiary within the meaning of clause (a) of the definition thereof) or for a substantial part of the property or assets of Holdings, the Borrower or any Subsidiary (other than a Non-Significant Subsidiary within the meaning of clause (a) of the definition thereof), (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any corporate action for the purpose of effecting any of the foregoing;

(i) one or more judgments shall be rendered against Holdings, the Borrower, any Subsidiary or any combination thereof (not paid or fully covered by insurance) and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Holdings, the Borrower or any Subsidiary to enforce any such judgment and such judgment is for the payment of money in an aggregate amount in excess of the Threshold Amount;

(j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect;

(k) any Guarantee under the Guarantee and Collateral Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms), or Holdings, the Borrower or any Subsidiary Guarantor shall deny in writing that it has any further liability under the Guarantee and Collateral Agreement (other than as a result of the discharge of such Subsidiary Guarantor in accordance with the terms of the Loan Documents);

(l) any security interest purported to be created by any Security Document with respect to any Collateral with an aggregate fair market value in excess of the Threshold Amount shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid, perfected (subject to the qualifications set forth in Section 3.19(a)), first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Guarantee and Collateral Agreement or any other act or omission by the Collateral Agent (unless such act or omission is a result of reliance on any information provided by a Loan Party or resulted from a breach by a Loan Party of its representations or obligations under the Loan Documents);

(m) the Indebtedness under any subordinated Indebtedness of the Borrower or any Subsidiary constituting Material Indebtedness shall cease (or any Loan Party or an Affiliate of any Loan Party shall so assert), for any reason, to be validly subordinated to the Obligations as provided in the agreements evidencing such subordinated Indebtedness;

(n) there shall have occurred a Change in Control;

(o) [reserved];

(p) [reserved]; or

(q) so long as any Other Junior Secured Debt is outstanding, any Junior Lien Intercreditor Agreement shall cease to be effective or cease to be legally valid and binding, or otherwise not be effective to create the rights and obligations purported to be created thereunder, unless the same (i) results directly from the action or inaction of the Collateral Agent or (ii) is not materially adverse to the Lenders; or

(r) so long as any commitments or loans under the ABL Facility Credit Agreement are outstanding, the ABL Intercreditor Agreement shall cease to be effective or cease to be legally valid and binding, or otherwise not be effective to create the rights and obligations purported to be created thereunder, unless the same (i) results directly from the action or inaction of the Collateral Agent or (ii) is not materially adverse to the Lenders;

then, and in every such event (other than an event with respect to the Borrower described in paragraph (g) or (h)), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; in any event with respect to the Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

SECTION 7.02 Equity Cure.

(a) Notwithstanding anything to the contrary contained in Section 7.01, for the purpose of determining whether an Event of Default under Section 6.13 (the “Financial Covenant”) has occurred, the Borrower may designate any net cash proceeds from a direct equity investment in Holdings in cash in the form of common Equity Interests (so long as all such net cash proceeds shall have been substantially concurrently contributed by Holdings to the common capital of the Borrower) (the “Cure Amount”) as an increase to Consolidated EBITDA of the Borrower for the applicable Fiscal Quarter(the foregoing right of the Borrower, the “Cure Right”); provided that (i) such amounts to be designated are actually received by the Borrower on or after the last day of such applicable fiscal quarter and on or prior to the tenth (10th) Business Day after the date on which financial statements are required to be delivered with respect to such applicable fiscal quarter (the “Cure Expiration Date”), (ii) such pro forma adjustment to Consolidated EBITDA shall be given solely for the purpose of determining the existence of a Default or an Event of Default under the Financial Covenant with respect to any fiscal quarter for which such Cure Right was exercised (and any Test Period including such fiscal quarter) and not for any other purpose under any Loan Document (including, without limitation, for purposes of determining pricing, mandatory prepayments and the availability or amount permitted pursuant to any covenant under Article VI), (iii) there shall be no reduction in Total Secured Debt in connection with any Cure Amounts for determining compliance with Section 6.13 for any fiscal quarter in which the Cure Amount is included in Consolidated EBITDA and no Cure Amounts will reduce (or count towards) the Secured Net Leverage Ratio for purposes of any calculation thereof and (iv) the Borrower shall have provided notice to the Administrative Agent on the date such amounts are designated as a “Cure Amount.”

(b) If, after the exercise of the Cure Right and the recalculations pursuant to clause (a) above, the Borrower shall then be in compliance with the requirements of the Financial Covenant during such fiscal quarter, the Borrower shall be deemed to have satisfied the requirements of the Financial Covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable Default or Event of Default under Section 7.01 that had occurred shall be deemed cured; provided that (i) the Cure Right may be exercised with respect to no more than five (5) fiscal quarters during the term of this Agreement, (ii) in each four consecutive fiscal quarter period, there shall be no more than two fiscal quarters in respect of which the Cure Right is exercised (which quarters may be consecutive) and (iii) with respect to any exercise of the Cure Right, the Cure Amount shall be no greater than the amount required to cause the Borrower to be in compliance with the Financial Covenant.

(c) Notwithstanding anything in this Agreement to the contrary, following the delivery by the Borrower of a written notice to the Administrative Agent prior to the Cure Expiration Date of its good faith intent to exercise the Cure Right, the Lenders shall not be permitted to exercise any rights then available as a result of an Event of Default under this Article VII solely on the basis of a breach of the Financial Covenant until and unless the Cure Expiration Date has occurred without the Cure Amount having been received and designated.

ARTICLE VIII

The Administrative Agent and the Collateral Agent

Each of the Lenders hereby irrevocably appoints the Administrative Agent and the Collateral Agent (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the “Agents”) its agent and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute the ABL Intercreditor Agreement, any Junior Lien Intercreditor Agreement and any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.

The person serving as the Administrative Agent and/or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is instructed in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08), and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, the Borrower or any of the Subsidiaries that is communicated to or obtained by the person serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) or in the absence of its own gross negligence or willful misconduct. If either Agent requests instructions from the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08); and such Agent shall not incur liability to any Lender by reason of so refraining. Neither Agent shall be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to such Agent by the Borrower or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of any Lien purported to be created by the Security Documents or the value or sufficiency of the Collateral or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Each Agent shall be fully justified in failing or refusing to take any action under the applicable Loan Documents unless it shall first receive advice or concurrence of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or refraining from acting, under the applicable Loan Documents in accordance with a request from the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent.

Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrower, and either Agent may be removed at any time with or without cause by the Required Lenders (in consultation with Borrower) by delivery of an instrument or concurrent instruments in writing delivered to such Agent and signed by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right, with the consent (not to be unreasonably withheld or delayed) of the Borrower, to appoint a successor; provided that during the existence and continuation of an Event of Default pursuant to paragraph (b), (c), (g) or (h) of Article VII, no consent of the Borrower shall be required. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation or such Agent is removed, as applicable, then the retirement or removal of the outgoing Agent shall become effective on such 30th day and the outgoing Agent may (but shall not have any obligation to do so), on behalf of the Lenders, appoint a successor Agent which shall be a bank, so long as no Event of Default pursuant to paragraph (b), (c), (g) or (h) of Article VII shall have occurred and be continuing, reasonably acceptable to the Borrower. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the outgoing Agent, and the outgoing Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After an Agent’s resignation or removal hereunder, the provisions of this Article and Section 9.05 shall continue in effect for the benefit of such outgoing Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

Each Lender, in proportion to its pro rata share (determined as of the time that the applicable indemnity payment is sought), agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by any Loan Party, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non appealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence or willful misconduct. If any indemnity furnished to any of the Agents for any purpose shall be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided that (i) in no event shall this sentence require any Lender to indemnify the such against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s pro rata share (determined as of the time that the applicable indemnity payment is sought) thereof, and (ii) this sentence shall not be deemed to require any Lender to indemnify such Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence. The agreements in this Article VIII shall survive the payment of the Loans and all other amounts payable hereunder.

ARTICLE IX

Miscellaneous

SECTION 9.01 Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by e-mail, as follows:

(a) if to Holdings or the Borrower, to it at Quorum Health Corporation, 1573 Mallory Lane, Suite 100, Brentwood, Tennessee 37027, Attention of Alfred Lumsdaine, Email: Alfred_Lumsdaine@QuorumHealth.com, with a copy (which shall not constitute notice) to Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attention of Melissa Hutson, Email: Melissa.Hutson@Kirkland.com;

(b) if to the Administrative Agent, to Jefferies Finance LLC, 520 Madison Avenue, New York, New York 10022, Attention of Quorum Health - Account Manager, Email: jfin.admin@jefferies.com; and

(c) if to a Lender, to it at its address (or fax number or e-mail address) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by e-mail or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to among the Borrower, the Administrative Agent and the applicable Lenders from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that (i) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of foreign, United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.17); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor”

and (iv) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor”. Notwithstanding the foregoing, the following Borrower Materials shall be marked “PUBLIC”, unless the Borrower notifies the Administrative Agent promptly that any such document contains material non-public information: (A) the Loan Documents, (B) any notification of changes in the terms of the Credit Facility and (C) all information delivered pursuant to Section 5.04(a), (b) and (c).

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including foreign, United States Federal and state securities laws, to make reference to communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of foreign, United States Federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

The Administrative Agent agrees that the receipt of communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the communications have been posted to the Platform shall constitute effective delivery of the communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

SECTION 9.02 Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20, 9.05 and 9.18 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender.

SECTION 9.03 Binding Effect. This Agreement shall become effective when it shall have been executed by Holdings, the Borrower and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto.

SECTION 9.04 Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Holdings, the Borrower, the Administrative Agent, the Collateral Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

(b) Each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), with the prior written consent (such consent not to be unreasonably withheld or delayed) of (A) the Borrower; provided that no consent of the Borrower shall be required for an assignment (x) by a Term Lender to any Lender or an Affiliate of any Lender, (y) by a Term Lender to an Approved Fund or (z) to any Eligible Assignee if an Event of Default under Section 7.01(b), 7.01(c), 7.01(g) or 7.01(h) has occurred and is continuing; provided further if Borrower has not written notice of its objection to an assignment to any Eligible Assignee within ten (10) Business Days after written request to the Borrower of such assignment, the Borrower shall be deemed to have consented to such assignment; and (B) the Administrative Agent; provided, however, that (i) the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be not less than $1,000,000 (with respect to an assignment of Term Loans) (or, in any case, if less, the entire remaining amount of such Lender’s Commitment or Loans of the relevant Class) without the prior written consent of the Administrative Agent and the Borrower (provided, that the consent of the Borrower shall not be required after the occurrence and during the continuance of any Event of

Default referred to in Section 7.01(b), 7.01(c), 7.01(g) or 7.01(h) of Article VII), (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent and will not apply in the case of an assignment by a Lender to an Approved Fund that is managed by such Lender or an Affiliate of such Lender or by an entity or an Affiliate of an entity that administers or manages such Lender), (iii) no such assignment shall be made to any Disqualified Lender and (iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and all applicable tax forms. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).

(c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Term Loan Commitment, are as set forth in such Assignment and Acceptance; (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by Holdings, the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is an Eligible Assignee and is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05 or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender; and (viii) such assignee is not a Disqualified Lender.

(d) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error and the Borrower, the Administrative Agent, the Collateral Agent and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e) Upon its receipt of, and consent to, a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if applicable, and the written consent of the Administrative Agent and, if required, the Borrower to such assignment and any applicable tax forms, the Administrative Agent shall promptly (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

(f) Each Lender may without the consent of the Borrower or the Administrative Agent sell participations to one or more banks or other persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other persons shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders (but, with respect to any particular participant, to no greater extent than the Lender that sold the participation to such participant), it being understood that the tax forms required under Section 2.20 shall be delivered to the participating Lender, (iv) no participation shall be made to any Disqualified Lender or natural person and (v) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable to such participating bank or person hereunder or the amount of principal of or the rate at which interest is payable on the Loans in which such participating bank or person has an interest, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans in which such participating bank or person has an interest, increasing or extending the Commitments in which such participating bank or person has an interest or releasing any Subsidiary Guarantor (other than pursuant to the terms thereof or in connection with the sale of such Subsidiary Guarantor in a transaction permitted by Section 6.05) or all or substantially all of the Collateral). Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the

Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Commitments, Loans or its other obligations under any Loan Document) to any person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b)(1) of the United States Proposed Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.17.

(h) Any Lender may at any time pledge or assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed by such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(i) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any investor, potential investor, rating agency, commercial paper dealer, collateral manager, servicer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

(j) Neither Holdings nor the Borrower shall assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent and each Lender, and any attempted assignment without such consent shall be null and void.

(k) Notwithstanding anything to the contrary herein, any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement to an Affiliated Lender subject to the following limitations:

(i) Affiliated Lenders (other than Affiliated Debt Funds) will not receive information provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to attend or participate in meetings attended solely by the Lenders and the Administrative Agent, other than the right to receive notices of Borrowings, notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II;

(ii) for purposes of any amendment, waiver or modification of any Loan Document (including such modifications pursuant to Section 9.08) that in either case does not require the consent of each Lender or each affected Lender or does not adversely affect such Affiliated Lender in any material respect as compared to other Lenders, or that would deprive such Affiliated Lender of its pro rata share of any payments to which it is entitled, Affiliated Lenders will be deemed to have voted in the same proportion as the Lenders that are not Affiliated Lenders voting on such matter; and each Affiliated Lender hereby acknowledges, agrees and consents that if, for any reason, its vote to accept or reject any plan pursuant to the U.S. Bankruptcy Code is not deemed to have been so voted, then such vote will be (x) deemed not to be in good faith and (y) “designated” pursuant to Section 1126(e) of the U.S. Bankruptcy Code such that the vote is not counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the U.S. Bankruptcy Code; provided that Affiliated Debt Funds will not be subject to such voting limitations and will be entitled to vote as any other Lender; provided that Affiliated Debt Funds may not account for more than 49.9% of the “Required Lenders” in any Required Lender vote under the Loans;

(iii) the aggregate principal amount of Term Loans purchased by assignment pursuant to this Section 9.04 and held at any one time by Affiliated Lenders (other than Affiliated Debt Funds) may not exceed 25 % of the aggregate principal amount of all Term Loans outstanding at all times, after giving effect to any substantially simultaneous cancellations thereof (excluding any Term Loans held by Affiliated Lenders as of the Closing Date);

(iv) Affiliated Lenders shall clearly identify themselves as an Affiliated Lender in the loan assignment documentation including the applicable Assignment and Acceptance. Each Affiliated Lender agrees to notify the Administrative Agent promptly (and in any event within ten (10) Business Days) if it acquires any person who is also a Lender, and each Lender agrees to notify the Administrative Agent promptly (and in any event within ten (10) Business Days) if it becomes an Affiliated Lender. In no event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to whether any lender is an Affiliated Lender or Affiliated Debt Fund nor shall the Administrative Agent be obligated to monitor the number of Affiliated Lenders or Affiliated Debt Funds or the aggregate amount of Term Loans or Incremental Term Loans held by Affiliated Lenders or Affiliated Debt Funds;

(v) Affiliated Lenders (other than Affiliated Debt Funds) will not be permitted to vote on matters requiring a Required Lender vote, and the Term Loans held by Affiliated Lenders (other than Affiliated Debt Funds) shall be disregarded in determining (x) other Lenders’ commitment percentages and (y) matters submitted to Lenders for consideration that do not require the consent of each Lender or each affected Lender or do not adversely affect such Affiliated Lender in any material respect as compared to other Lenders that are not Affiliated Lenders; provided that the commitments of any Affiliated Lender shall not be increased, the interest payment dates and the dates of any scheduled amortization payments (including at maturity) owed to any Affiliated Lender hereunder will not be extended and the amounts owning to any Affiliated Lender hereunder will not be reduced without the consent of such Affiliated Lender; and

(vi) each Lender making such assignment to such Affiliated Lender acknowledges and agrees that in connection with such assignment, (1) such Affiliated Lender then may have, and later may come into possession of material non-public information, (2) such Lender has independently and, without reliance on Holdings, the Borrower, any of its Subsidiaries, the Administrative Agent or any of their respective Affiliates, made its own analysis and determination to enter into such assignment notwithstanding such Lender’s lack of knowledge of the material non-public information and (3) none of Holdings, the Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by requirements of law, any claims such Lender may have against Holdings, the Borrower, its Subsidiaries, the Administrative Agent, and their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the material non-public information. Each Lender entering into such an assignment further acknowledges that the material non-public information may not be available to the Administrative Agent or the other Lenders.

(l) Any Lender may, at any time, assign all or a portion of its Term Loans to the Borrower or any of its Subsidiaries through Dutch auctions in accordance with procedures of the type described in Section 2.12(e) or other offers to purchase open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 2.12(e) or other customary procedures acceptable to the Administrative Agent; provided that in each case (i) any Term Loans that are so assigned will be automatically and irrevocably cancelled and the aggregate principal amount of the tranches and installments of the relevant Term Loans then outstanding shall be reduced by an amount equal to the principal amount of such Term Loans, (ii) no Default or Event of Default shall have occurred and be continuing, (iii) the Borrower shall not use the proceeds of any ABL Facility Loans to repurchase such Term Loans and (iv) each Lender making such assignment to the Borrower or any of its Subsidiaries acknowledges and agrees that in connection with such assignment, (1) the Borrower or its Subsidiaries then may have, and later may come into possession of material non-public information, (2) such Lender has independently and, without reliance on the Borrower, any of its Subsidiaries, the Administrative Agent or any of their respective Affiliates, made its own analysis and determination to enter into such assignment notwithstanding such Lender’s lack of knowledge of the material non-public information and (3) none of the Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by requirements of law, any claims such Lender may have against the Borrower, its Subsidiaries, the Administrative Agent, and their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the material non-public information. Each Lender entering into such an assignment further acknowledges that the material non-public information may not be available to the Administrative Agent or the other Lenders.

(m) Notwithstanding the foregoing, no assignment may be made or participation sold to a Disqualified Lender without the prior written consent of the Borrower (and each such potential assignee or prospective participant shall be required to represent that it is not a Disqualified Lender or an Affiliate of a Disqualified Lender); provided that the list of Disqualified Lenders shall be available to any Lender upon request but will not be posted or otherwise distributed to the Lenders; provided further that inclusion on the list of Disqualified Lenders shall not apply retroactively to disqualify any persons that have previously acquired an assignment or participation in the Loan if such person was not included on the list of Disqualified Lenders at the time of such assignment or participation. Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, if any Lender was a Disqualified Lender at the time of the assignment of any Loans or Commitments to such Lender, following written notice from the Borrower to such Lender and the Administrative Agent: (1) such Lender shall promptly assign all Loans and Commitments held by such Lender to an Eligible Assignee; provided that (A) the Administrative Agent shall not have any obligation to the Borrower, such Lender or any other person to find such a replacement Lender, (B) the Borrower shall not have any obligation to such Disqualified Lender or any other person to find such a replacement Lender or accept or consent to any such assignment to itself or any other person subject to the Borrower’s consent in accordance with Section 9.04(b) (i) (provided that the Borrower’s consent shall not be unreasonably withheld or delayed) and (C) the assignment of such Loans and/or Commitments, as the case may be, shall be at par plus accrued and unpaid interest and fees; (2) such Lender shall not have any voting or approval rights under the Loan Documents and shall be excluded in determining whether all Lenders (or all Lenders of any Class), all affected Lenders (or all affected Lenders of any Class), the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.08); provided that (x) the Commitment of any Disqualified Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that affects any Disqualified Lender adversely and in a manner that is disproportionate to other affected Lenders shall require the consent of such Disqualified Lender; and (3) no Disqualified Lender is entitled to receive information provided solely to Lenders by the Administrative Agent or any Lender or will be permitted to attend or participate in meetings attended solely by the Lenders and the Administrative Agent, other than the right to receive notices or Borrowings, notices or prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective Lender or participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans or Commitments, or disclosure of confidential information, to any Disqualified Lender.

SECTION 9.05 Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Lenders, the Administrative Agent and the Collateral Agent in connection with the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent, the Collateral Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made hereunder, including the fees, charges and disbursements of Milbank LLP, counsel for the Lenders and Paul Hastings LLP, counsel for the Administrative Agent and the Collateral Agent, and, in connection with any such enforcement or protection, the fees, charges and disbursements of one counsel in each relevant jurisdiction (and any such additional counsel, if necessary, as a result of actual or potential conflicts of interest) for the Administrative Agent, the Collateral Agent and the Lenders.

(b) The Borrower agrees to indemnify the Administrative Agent, the Collateral Agent, each Lender and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, penalties and related reasonable out-of-pocket expenses, including reasonable fees, charges and disbursements of one counsel in each relevant jurisdiction (and any such additional counsel, if necessary, as a result of actual or potential conflicts of interest) for all Indemnitees, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions or any related transaction and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates), or (iv) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by Holdings, the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to Holdings, the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, penalties or related expenses (x) are determined by a court of competent jurisdiction by final judgment to have resulted primarily from (1) the gross negligence, bad faith or willful misconduct of such Indemnitee or (2) a material breach of the obligations under this Agreement of such Indemnitee or any of such Indemnitee’s Affiliates or of any of its or their respective officers, directors, employees, agents, advisors or other representatives of the foregoing under this Agreement (as determined by a court of competent jurisdiction in a final and nonappealable decision) or (y) result from any proceeding (other than a proceeding against a party hereto acting pursuant to this Agreement or in its capacity as such or of any of its Affiliates or its or their respective officers, directors, employees, agents, advisors and other representatives and the successors of each of the foregoing) solely between or among Indemnitees not arising from any act or omission of a Loan Party.

(c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Collateral Agent under paragraph (a) or (b) of this Section 9.05, each Lender severally agrees to pay to the Administrative Agent or the Collateral Agent, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Collateral Agent in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the outstanding Term Loans and unused Commitments at the time.

(d) To the extent permitted by applicable law, neither the Borrower nor any Indemnitee shall assert, and each hereby waives, any claim against any Indemnitee or the Borrower and each of their respective Affiliates, as applicable, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof; provided, that nothing contained in this sentence shall limit the Borrower’s indemnification obligations above to the extent such special, indirect, consequential and punitive damages are included in any third party claim in connection with which any Indemnitee is entitled to indemnification hereunder

(e) No Indemnitee referred to above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(f) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender. All amounts due under this Section 9.05 shall be payable, within 30 days of written demand therefor with a reasonably detailed summary of the amounts claimed.

SECTION 9.06 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender or an Affiliate of such Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or an Affiliate of such Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, provided that at such time such obligations are due or payable. The rights of each Lender and Affiliates of such Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender or an Affiliate of such Lender may have. Notwithstanding anything to the contrary contained herein or in any other Loan Document, each Secured Party expressly waives its right of setoff (and any similar right including bankers’ liens) with respect to all lockboxes, deposit accounts and other cash management accounts maintained by any Loan Party and into which any collections for Government Accounts are deposited. For purposes hereof, “Government Accounts” means all accounts on which any federal or state government unit or any intermediary for any federal or state government unit is the obligor.

SECTION 9.07 Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.08 Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent or any Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders and acknowledged by the Administrative Agent; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender directly adversely affected thereby, (ii) increase or extend the Commitment or decrease or extend the date for payment of any Fees or any other amount due and payable hereunder to any Lender without the prior written consent of such Lender, (iii) amend or modify the pro rata requirements of Section 2.17, the sharing provisions of Section 2.18, the provisions of Section 9.04(j) or the provisions of this Section or release all or substantially all of the value of the Subsidiary Guarantors (other than pursuant to the terms hereof or thereof or in connection with the sale of such Subsidiary Guarantor in a transaction permitted by Section 6.05)

or all or substantially all of the Collateral (or subordinate the Liens in favor of the Administrative Agent on all or substantially all of the Collateral (other than in respect of the ABL Facility First Priority Collateral to the extent contemplated by the ABL Intercreditor Agreement)), without the prior written consent of each Lender, (iv) change the provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of one Class differently from the rights of Lenders holding Loans of any other Class without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class, (v) modify the protections afforded to an SPC pursuant to the provisions of Section 9.04(i) without the written consent of such SPC, (vi) reduce the percentage contained in the definition of the term “Required Lenders”, or impose additional restrictions on the ability of the Lenders to assign their rights and obligations under the Loan Documents, without the prior written consent of each Lender (it being understood that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Term Loan Commitments on the date hereof), or (vii) reduce the number or percentage of the Lenders required to consent, approve or otherwise take any action under the Loan Documents without the prior written consent of each Lender affected thereby; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or Collateral Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or the Collateral Agent; and (B) the Borrower and the Administrative Agent may amend or supplement this Agreement and any other Loan Documents, without the consent of any Lender, in order to (x) cure ambiguities, omissions, mistakes or defects, (y) cause this Agreement and the other Loan Documents to be consistent with the Guarantee and Collateral Agreement and other similar documents or (z) cause the Guarantee and Collateral Agreement or other document to comply with local law on the advice of local counsel.

SECTION 9.09 Certain Releases of Guarantees and Security Interests. (a) Subject to the terms of the ABL Intercreditor Agreement, upon the closing of (x) any sale, transfer or other disposition of all of the Equity Interests of any Subsidiary Guarantor permitted pursuant to Section 6.05 and/or (y) any sale, transfer or other disposition that results in assets becoming Excluded Assets and/or, at the election of the Borrower, any Material Subsidiary ceasing to be a Material Subsidiary (i) the obligations of such Subsidiary Guarantor pursuant to the Guarantee and Collateral Agreement shall automatically be discharged and released without any further action by the Administrative Agent or any Lender, (ii) the Liens securing the Obligations on any assets of such Subsidiary and assets that constitute Excluded Assets shall be automatically discharged and released and (iii) the Administrative Agent and the Lenders will, upon the request and at the sole expense of the Borrower, execute and deliver any instrument or other document in a form acceptable to the Administrative Agent which may reasonably be required to evidence such discharge and release, all without representation, recourse or warranty, so long as the Borrower or applicable Subsidiary Guarantor shall have provided to the Administrative Agent such certifications or documents as the Administrative Agent shall reasonably request in order to demonstrate compliance with this Agreement.

(b) Subject to the terms of the ABL Intercreditor Agreement, upon the closing of any Asset Sale consisting of the sale, transfer or other disposition of Equity Interests of any Subsidiary Guarantor or any other Subsidiary of the Borrower permitted pursuant to Section 6.05 and/or any other sale, transfer or disposition not prohibited under this Agreement (other than by a Loan Party to another Loan Party) (i) the Liens securing the Obligations on any pledged Equity Interests issued by any other Subsidiary and held by such Subsidiary Guarantor shall be automatically released, (ii) the Liens securing the Obligations on all Collateral of such Subsidiary, including any Mortgages, shall be automatically released and (iii) the Collateral Agent will (and is hereby authorized to), upon the request and at the sole expense of the Borrower, execute and deliver any instrument or other document in a form acceptable to the Collateral Agent which may reasonably be required to evidence such release so long as the Borrower or applicable Subsidiary Guarantor shall have provided to the Collateral Agent such certifications or documents as the Collateral Agent shall reasonably request in order to demonstrate compliance with this Agreement.

(c) Subject to the terms of the ABL Intercreditor Agreement, upon consummation by the Borrower or any Subsidiary of a Permitted Interest Transfer, (i) those Equity Interests of the Subsidiary that are the subject of such Permitted Interest Transfer or designation shall automatically be released in accordance with clauses (i) and (ii) of Section 9.09(b) and the Collateral Agent shall (and is hereby authorized to) release any pledged note theretofore pledged to the extent such note is being discharged in connection with such Permitted Interest Transfer or designation (in each case of this clause (i), to the extent a pledge over such Equity Interests is not permitted by the organizational document of the Subsidiary that is the subject of such Permitted Interest Transfer (so long as such prohibition is not incurred in contemplation of such Permitted Interest Transfer) after giving effect to Section 9-406, 9-407, 9-408 and any other anti-assignment provisions of the Uniform Commercial Code or other applicable law and rules of equity), and (ii) if such Subsidiary whose shares are the subject of such Permitted Interest Transfer or designation is a Subsidiary Guarantor, the obligations of such Subsidiary under its Guarantee shall automatically be discharged and released in accordance with clauses (i) and (ii) of Section 9.09(a) and any Lien granted by such Subsidiary under the Loan Documents shall automatically be discharged and released so long as the Borrower or applicable Subsidiary Guarantor shall have provided to the Collateral Agent such certifications or documents as the Collateral Agent shall reasonably request in order to demonstrate compliance with this Agreement.

(d) Subject to the terms of the ABL Intercreditor Agreement, the Collateral Agent will (and is hereby authorized to), upon the request and at the sole expense of the Borrower, execute and deliver any instrument or other document in a form acceptable to the Collateral Agent which may be reasonably be required to discharge and release, all without representation, recourse or warranty, any Lien on any Collateral granted to or held by the Collateral Agent under any Loan Document (i) upon termination of the Commitments and payment in full of the principal and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document, (ii) that is sold, transferred or otherwise disposed of or to be sold, transferred or otherwise disposed of as part of or in connection with any sale, transfer or other disposition permitted hereunder to a person other than the Borrower or any Subsidiary Guarantor, and upon consummation by the Borrower or any Subsidiary of any such sale, transfer or other disposition, any Lien granted by the Borrower or such Subsidiary under the Loan Documents on such Collateral shall automatically be discharged and released, and (iii) the Administrative Agent and the Lenders will, upon the request and at the sole expense of the Borrower, execute and deliver any instrument or other document in a form acceptable to the Administrative Agent which may reasonably be required to evidence such discharge and release, all without representation, recourse or warranty so long as the Borrower or applicable Subsidiary Guarantor shall have provided to the Collateral Agent such certifications or documents as the Collateral Agent shall reasonably request in order to demonstrate compliance with this Agreement.

(e) Subject to the terms of the ABL Intercreditor Agreement, upon notification by the Borrower to the Collateral Agent that a Subsidiary Guarantor is a Non-Significant Subsidiary or a HUD Loan Borrower, and would not be required to become a Subsidiary Guarantor in accordance with the terms hereof, (i) the obligations of such Subsidiary under its Guarantee shall automatically be released, (ii) any Lien granted by such Subsidiary Guarantor under the Loan Documents shall be automatically released in accordance with clauses (i) and (ii) of Section 9.09(a) and (iii) the Collateral Agent will (and is hereby authorized to), upon the request and at the sole expense of the Borrower, execute and deliver any instrument or other document in a form acceptable to the Collateral Agent which may reasonably be required to evidence such release so long as the Borrower or applicable Subsidiary Guarantor shall have provided to the Collateral Agent such certifications or documents as the Collateral Agent shall reasonably request in order to demonstrate compliance with this Agreement.

(f) Upon receipt of a notice to the Administrative Agent certifying that certain ABL Facility First Priority Collateral is sold, transferred or otherwise disposed of (x) by the owner of such Collateral in a transaction permitted under the ABL Facility Credit Agreement, this Agreement and each other Loan Document and ABL Facility Loan Document or (y) during an Event of Default under (and as defined in) the ABL Facility Credit Agreement to the extent the collateral agent under the ABL Facility Loan Documents has consented to such sale, transfer or disposition, in each case, which notice shall comply with Section 5.1 of the ABL Intercreditor Agreement, (i) the Liens securing the Obligations on such assets shall be automatically released and discharged as and when, but only to the extent, such Liens on such ABL Facility First Priority Collateral securing the ABL Priority Claims (as defined in the ABL Intercreditor Agreement) are released and discharged and (iii) pursuant to Section 5.1 of the ABL Intercreditor Agreement, the Collateral Agent will, upon the request and at the sole expense of the Borrower, execute and deliver any instrument or other document in a form acceptable to the Collateral Agent which may reasonably be required to evidence such discharge and release, all without representation, recourse or warranty, so long as the Borrower or applicable Subsidiary Guarantor shall have provided to the Collateral Agent such certifications or documents as the Collateral Agent shall reasonably request in order to demonstrate compliance with this Agreement.

(g) Upon request by the Administrative Agent or the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to evidence the release of its interest in particular types or items of property, or to evidence the release of any Subsidiary Guarantor from its obligations under the Guarantee pursuant to this Section 9.09. Prior to evidencing the release of its interest in particular types or items of property, or to evidencing the release any Subsidiary Guarantor from its obligations under the Guaranty pursuant to this Section 9.09, the Administrative Agent and/or the Collateral Agent shall be entitled to receive a certificate of a Responsible Officer of the Borrower stating that such actions are permitted under this Agreement. Neither the Administrative Agent nor the Collateral Agent shall be liable for any such evidence of release executed in reliance upon any such certificate of a Responsible Officer of the Borrower.

SECTION 9.10 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.10 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.11 Entire Agreement. This Agreement and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent and the Lenders, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

SECTION 9.12 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.

SECTION 9.13 Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9.14 Reserved.

SECTION 9.15 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 9.16 Jurisdiction; Consent to Service of Process. (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or its properties in the courts of any jurisdiction.

(b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.17 Confidentiality. Each of the Administrative Agent, the Collateral Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel, numbering, administration and settlement service providers, and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or quasi-regulatory authority (such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (e) subject to an agreement containing provisions substantially the same as those of this Section 9.17, to (i) any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Subsidiary or any of their respective obligations, (f) with the consent of the Borrower or (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 9.17. For the purposes of this Section 9.17, “Information” shall mean all information received from the

Borrower and related to Holdings, the Borrower or their business, other than any such information that was available to the Administrative Agent, the Collateral Agent or any Lender on a nonconfidential basis prior to its disclosure by Holdings or the Borrower; provided that any Lender, the Administrative Agent, the Collateral Agent shall give Holdings or the Borrower prior notice of any disclosure pursuant to clause (c) to the extent permissible. Any person required to maintain the confidentiality of Information as provided in this Section 9.17 shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord its own confidential information. Notwithstanding the foregoing, no such information shall be disclosed to a Disqualified Lender that constitutes a Disqualified Lender at the time of such disclosure without the Borrower’s prior written consent.

SECTION 9.18 USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower or such Subsidiary and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower or such Subsidiary in accordance with the USA PATRIOT Act.

SECTION 9.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. (a) Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(b) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(c) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

The following terms shall for purposes of this Section 9.19 have the meanings set forth below:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of such Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities, or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 9.20 Other Junior Secured Debt. (a) Each Lender acknowledges that Other Junior Secured Debt may be secured by Liens on the Collateral having junior priority to the Liens securing the Obligations and hereby consents thereto.

(b) In connection with the incurrence by the Borrower or any Subsidiary of Other Junior Secured Debt, each Lender (i) acknowledges that, at the request of the Borrower, each of the Administrative Agent and/or the Collateral Agent shall enter into one or more Junior Lien

Intercreditor Agreements, (ii) authorizes and directs each Agent to execute and deliver any Junior Lien Intercreditor Agreement and any documents relating thereto, in each case on behalf of such Lender and without any further consent, authorization or other action by such Lender, (iii) authorizes and directs each Agent to act as its representative under, and in connection with, any Junior Lien Intercreditor Agreement and (iv) agrees that, upon the execution and delivery thereof, it will be bound by the provisions of any Junior Lien Intercreditor Agreement as if it were a signatory thereto and will take no actions contrary to the provisions thereof. Each Lender further authorizes and directs each Agent to enter into such amendments, supplements or other modifications to any Junior Lien Intercreditor Agreement as are reasonably acceptable to the Administrative Agent in order to (A) enable any extension, renewal, refinancing, replacement or additional incurrence of any Loans or any Other Junior Secured Debt permitted under this Agreement and (B) provide for Other Junior Secured Debt thereunder to be secured by Liens on the Collateral having junior priority to the Liens on the Collateral securing the Obligations, in each case on behalf of such Lender and without any further consent, authorization or other action by such Lender.

(c) Prior to taking any action pursuant to this Section 9.20 in connection with the incurrence by the Borrower or any Subsidiary of any Other Junior Secured Debt, the Administrative Agent and/or the Collateral Agent shall be entitled to receive a certificate of a Responsible Officer of the Borrower stating that such Other Junior Secured Debt is permitted to be incurred hereunder. Neither the Administrative Agent nor the Collateral Agent shall be liable for any action undertaken in reliance upon any such certificate of a Responsible Officer of the Borrower.

(d) Each Lender (i) acknowledges that, at the request of the Borrower, each of the Administrative Agent and/or the Collateral Agent shall (A) amend, substitute, supplement or otherwise modify the Guarantee and Collateral Agreement, (B) amend, substitute, replace, supplement or otherwise modify any other Security Document, (C) enter into additional Security Documents and (D) take such further actions as are reasonably incidental to the foregoing, in each case as are reasonably acceptable to the Administrative Agent and the Collateral Agent in order to (1) enable the Borrower or any Subsidiary to incur Other Junior Secured Debt otherwise permitted to be incurred hereunder, (2) [reserved] and (3) provide for any Other Junior Secured Debt thereunder to be secured, in accordance with the terms of any Junior Lien Intercreditor Agreement, by Liens on the Collateral having junior priority to the Liens on the Collateral securing the Obligations, (ii) authorizes and directs each Agent to execute and deliver any such amendments, supplements, agreements and other documents, in each case on behalf of such Lender and without any further consent, authorization or other action by such Lender and (iii) agrees that, upon the execution and delivery thereof, it will be bound by the provisions of such amendments, supplements, agreements and other documents as if it were a signatory thereto and will take no actions contrary to the provisions thereof.

(e) Without limiting the foregoing, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Agents on behalf of the Secured Parties in accordance with the terms thereof (subject, in the case of the Collateral, to the provisions of any Junior Lien Intercreditor Agreement). In the event of a foreclosure by the Collateral Agent or any Shared Collateral Agent

on any of the Collateral pursuant to a public or private sale or other disposition, any Lender may be the purchaser of any or all of such Collateral at any such sale or other disposition, and such Collateral Agent or Shared Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by such Collateral Agent or Shared Collateral Agent on behalf of the Secured Parties at such sale or other disposition. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the foregoing provisions. The provisions of this paragraph are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

(f) Each Lender (a) acknowledges that it has received a copy of the ABL Intercreditor Agreement, (b) agrees that it will be bound by and will take no actions contrary to the provisions of the ABL Intercreditor Agreement and (c) acknowledges that the Collateral Agent will enter into the ABL Intercreditor Agreement, and hereby authorizes the Collateral Agent or the Administrative Agent, as applicable, to enter into (and be a party to) the ABL Intercreditor Agreement and any documents related thereto (including any amendments to the Security Documents) on behalf of itself, such Lender, and other holders of Obligations, in each case as the Collateral Agent or the Administrative Agent, as applicable, shall determine to be appropriate to cause the applicable Indebtedness, and the obligations related thereto, to be secured as permitted hereunder without any further consent, authorization or other action by any Lender.

SECTION 9.21 No Fiduciary Relationship. The Borrower, on behalf of itself and its subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Borrower, the other Subsidiaries and their Affiliates, on the one hand, and the Administrative Agent, the Collateral Agent, the Lenders and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Collateral Agent, the Lenders or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Collateral Agent, the Lenders and their Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and their Affiliates, and none of the Administrative Agent, the Collateral Agent, the Lenders and their Affiliates has any obligation to disclose any of such interests to the Borrower or any of their Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it or any of its Affiliates may have against the Administrative Agent, the Collateral Agent, the Lenders and their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

QUORUM HEALTH CORPORATION, as the Borrower

By:	/s/ Lee C. Fleck
Name:	Lee C. Fleck
Title:	Vice President of Finance and Treasurer

[Signature Page to Credit Agreement]

QUINCY HEALTH, LLC, as Holdings

By:	/s/ Lee C. Fleck
Name:	Lee C. Fleck
Title:	Vice President of Finance and Treasurer

[Signature Page to Credit Agreement]

JEFFERIES FINANCE LLC, as Administrative Agent and Collateral Agent

By:	/s/ Paul Chisholm
Name:	Paul Chisholm
Title:	Managing Director

[Signature Page to Credit Agreement]

ABBOTT - ABBVIE MULTIPLE EMPLOYER
PENSION PLAN TRUST
ABBOTT LABORATORIES ANNUITY
RETIREMENT TRUST
MIDOCEAN CREDIT FOCUS FUND I LP
MIDOCEAN CREDIT OPPORTUNITY IDF I LP
NPB MANAGER FUND, SPC. - SEGREGATED
PORTFOLIO 104

By: MidOcean Credit Fund Management LP, its Investment Manager

By:	/s/ Damion Brown
Name:	Damion Brown
Title:	Managing Director

[Signature Page to Credit Agreement]

AUIM CREDIT OPPORTUNITIES MASTER FUND LTD.

By: AEGON USA, its Investment Advisor

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

CANOE CREDIT OPPORTUNITIES FUND

By: AEGON USA, its Investment Advisor

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

CEDAR FUNDING II CLO LTD.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

CEDAR FUNDING IV CLO, LTD.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

CEDAR FUNDING IX CLO, LTD.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

CEDAR FUNDING V CLO, LTD.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

CEDAR FUNDING VI CLO, LTD.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

CEDAR FUNDING VII CLO, LTD.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

CEDAR FUNDING VIII CLO, LTD.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

CEDAR FUNDING X CLO, LTD.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

CEDAR FUNDING XI CLO, LTD.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

COMBUSTION ENGINEERING 524 (G) ASBESTOS PI TRUST

By: AEGON USA, as its Investment Advisor

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

MASSACHUSETTS FIDELITY TRUST COMPANY

By: AEGON USA, as its Investment Advisor

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

TRANSAMERICA FLOATING RATE

By: AEGON USA, as its Investment Advisor

By:	/s/ Chondrea Matthews
Name:	Chondrea Matthews
Title:	Associate Director - Settlements

[Signature Page to Credit Agreement]

TRANSAMERICA LIFE INSURANCE COMPANY

By: AEGON USA, as its Investment Advisor

By:	/s/ Rishi Goel
Name:	Rishi Goel
Title:	Vice President

[Signature Page to Credit Agreement]

JFIN CLO 2014 LTD.

By: Apex Credit Partners LLC, its Investment Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

[Signature Page to Credit Agreement]

BANK OF AMERICA, N. A., as Lender

By:	/s/ Austin Penland
Name:	Austin Penland
Title:	AVP

[Signature Page to Credit Agreement]

Black Diamond CLO 2013 -1,
By: Black Diamond CLO 2013-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

[Signature Page to Credit Agreement]

Black Diamond CLO 2014 -1,
By: Black Diamond CLO 2014-1 Adviser, L.L.C. As
its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

[Signature Page to Credit Agreement]

Black Diamond CLO 2016-1, Ltd.
By: Black Diamond CLO 2016-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

[Signature Page to Credit Agreement]

Black Diamond CLO 2017-1, Ltd.
By: Black Diamond CLO 2017-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

[Signature Page to Credit Agreement]

By: Arch Investment Holdings IV Ltd.
By: BlackRock Financial Management, Inc., its
Investment Adviser

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: BlackRock Corporate High Yield Fund Inc.
BY: BlackRock Advisors, LLC, its Investment
Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: BlackRock Credit Alpha Master Fund L.P.
BY: BlackRock Financial Management Inc., in its capacity as investment advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: BlackRock High Yield Bond Portfolio of BlackRock Funds V
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: BlackRock High Yield Portfolio of BlackRock Series Fund II, Inc.
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds II, Inc.
By: BlackRock Advisors, LLC, its investment advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: BlackRock Multi-Sector Income Trust
By: BlackRock Advisors, LLC, as Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: Brighthouse Funds Trust I - BlackRock High Yield Portfolio BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: California State Teachers’ Retirement System BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: Employees’ Retirement Fund of the City of Dallas BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: HC NCBR Fund By: BlackRock Financial Management, Inc., in its capacity as investment advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: High Yield Bond Fund

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: Metropolitan Life Insurance Company
By: BlackRock Financial Management, Inc. as investment manager to Metropolitan Life Insurance Company on behalf of its Separate Account No. 479

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: Navy Exchange Service Command Retirement Trust
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: PPL Services Corporation Master Trust
BY: BlackRock Financial Management Inc., its Investment Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

By: The Obsidian Master Fund
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Credit Agreement]

SPRING CREEK CAPITAL, LLC

By: Caspian Capital LP, as Investment Manager

By:	/s/ Adele Kittredge Murray

Name:	Adele Kittredge Murray
Title:	Authorized Signatory

[Signature Page to Credit Agreement]

CASPIAN SOLITUDE MASTER FUND L.P.

By:	/s/ Adele Kittredge Murray

Name:	Adele Kittredge Murray
Title:	Authorized Signatory

[Signature Page to Credit Agreement]

CASPIAN SELECT CREDIT MASTER FUND, LTD.

By:	/s/ Adele Kittredge Murray

Name:	Adele Kittredge Murray
Title:	Authorized Signatory

[Signature Page to Credit Agreement]

CASPIAN SC HOLDINGS, L.P.

By:	/s/ Adele Kittredge Murray

Name:	Adele Kittredge Murray
Title:	Authorized Signatory

[Signature Page to Credit Agreement]

CASPIAN HLSC1 LLC

By:	/s/ Adele Kittredge Murray

Name:	Adele Kittredge Murray

Title:	Authorized Signatory

[Signature Page to Credit Agreement]

CASPIAN FOCUSED OPPORTUNITIES FUND, L.P.

By:	/s/ Adele Kittredge Murray

Name:	Adele Kittredge Murray

Title:	Authorized Signatory

[Signature Page to Credit Agreement]

BLACKSTONE ALTERNATIVE INVESTMENT FUND PLC

On behalf of its sub-fund Blackstone Diversified Multi Strategy Fund

By:	Caspian Capital LP, its Sub-Adviser

By:	/s/ Adele Kittredge Murray

Name:	Adele Kittredge Murray

Title:	Authorized Signatory

[Signature Page to Credit Agreement]

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND IV L.L.C.

By: Blackstone Alternative Investment Advisors LLC, its Investment Adviser
By:	Caspian Capital LP, its Sub-Adviser

By:	/s/ Adele Kittredge Murray

Name:	Adele Kittredge Murray

Title:	Authorized Signatory

[Signature Page to Credit Agreement]

CITIBANK, NA

By:	/s/ Alvaro De Velasco

Name: Alvaro De Velasco
Title: Vice-President

[Signature Page to Credit Agreement]

CONTRARIAN FUNDS, LLC

By: Contrarian Capital Management, L.L.C., its Investment Manager

By:	/s/ Jon Bauer

Name: Jon Bauer
Title: CIO

[Signature Page to Credit Agreement]

OCEAN TRAILS CLO IV
OCEAN TRAILS CLO VII

By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ AshkanZ
Name:AshkanZ
Title: Vice President

[Signature Page to Credit Agreement]

FS Global Credit Opportunities Fund

By: FS Global Advisor, LLC, its Investment Manager

By:	/s/ Edward T. Gallivan Jr.

Name:	Edward T. Gallivan Jr.

Title:	Chief Financial Officer

[Signature Page to Credit Agreement]

GMO CREDIT OPPORTUNITIES FUND, L.P.
GMO IMPLEMENTATION FUND, A SERIES OF GMO TRUST

By: Grantham, Mayo, Van Otterloo & Co. LLC, its Investment Manager

By:	/s/ Kevin O’Brien

Name:	Kevin O’Brien

Title:	Legal Counsel

[Signature Page to Credit Agreement]

CITY OF NEW YORK GROUP TRUST

FS CREDIT INCOME FUND

FS MULTI ALTERNATIVE CREDIT LLC

GN3 SIP LIMITED

GOLDENTREE 2004 TRUST

GOLDENTREE CREDIT OPPORTUNITIES 2014-1 FINANCING, LIMITED

GOLDENTREE LOAN OPPORTUNITIES IX, LIMITED

GOLDENTREE LOAN OPPORTUNITIES X, LIMITED

GOLDENTREE LOAN OPPORTUNITIES XII, LIMITED

GT LOAN FINANCING I, LTD

GT NM, L.P.

GTAM 110 DESIGNATED ACTIVITY COMPANY

HEALTH NET OF CALIFORNIA, INC

HEALTHCARE EMPLOYEES’ PENSION PLAN - MANITOBA

HIGH YIELD AND BANK LOAN SERIES TRUST

KAPITALFORENINGEN MP INVEST, HIGH YIELD OBLIGATIONER

LOUISIANA STATE EMPLOYEES’ RETIREMENT SYSTEM

ROCK BLUFF HIGH YIELD PARTNERSHIP, LP

SAN BERNARDINO COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION

By: Goldentree Asset Management LP, its Investment Manager

By: /s/ Karen Weber
Name: Karen Weber Title: Director

[Signature Page to Credit Agreement]

GOLDENTREE LOAN MANAGEMENT US CLO 2, LTD.

GOLDENTREE LOAN MANAGEMENT US CLO 3, LTD.

GOLDENTREE LOAN MANAGEMENT US CLO 4, LTD.

GOLDENTREE LOAN MANAGEMENT US CLO 5, LTD.

GOLDENTREE LOAN MANAGEMENT US CLO 6, LTD.

GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED

By: Goldentree Loan Management LP, its Investment Manager

By: /s/ Karen Weber
Name: Karen Weber
Title: Director

[Signature Page to Credit Agreement]

SPECIAL SITUATIONS INVESTING GROUP, INC.

By:	/s/ Lee D. Becker
Name: Lee D. Becker
Title: Authorized Signatory

[Signature Page to Credit Agreement]

GRAHAM CREDIT OPPORTUNITIES LTD. GRAHAM MACRO STRATEGIC LTD.

By: Graham Capital Management, its Investment Advisor

By: /s/ Brian Douglas
Name: Brian Douglas
Title: COO

[Signature Page to Credit Agreement]

HARBERT STONEVIEW MASTER FUND, LTD.

By: Harbert Stoneview Fund GP, LLC, its Investment Manager

By: /s/ Kevin McGovern
Name: Kevin McGovern
Title: Vice President & Associate General Counsel

[Signature Page to Credit Agreement]

Watford Re Ltd. DBA Watford Re/ARL ARE Joint

Trust Cardinal Fund, L.P.

Credit Value Master Fund 2016 Subsidiary,

Ltd. Credit Value Master Fund V Subsidiary,

Ltd.

Credit Value Ontario Fund V Subsidiary,

L.P. INSTITUTIONAL CREDIT FUND

SUBSIDIARY, L.P.

HPS Mauna Kea Fund, L.P.

Florida Power & Light Company Qualified Decommissioning s for Turkey Point and St. Lucie Nuclear

Plants Strata CLO I

Watford Asset Trust I

Watford Insurance Company Trust

Watford Specialty Insurance Co

Trust Zurich American Insurance

Company ZALICO VL Series

Account - 2

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

[Signature Page to Credit Agreement]

CHUBB BERMUDA INSURANCE LTD.
CHUBB TEMPEST REINSURANCE LTD.
KKR CLO 10 LTD.
KKR CLO 11 LTD.
KKR CLO 12 LTD.
KKR CLO 13 LTD.
KKR CLO 14 LTD.
KKR CLO 15 LTD.
KKR CLO 16 LTD.
KKR CLO 17 LTD.
KKR CLO 18 LTD.
KKR CLO 19 LTD.
KKR CLO 20 LTD.
KKR CLO 21 Ltd.
KKR CLO 22 LTD.
KKR CLO 23 LTD.
KKR CLO 24 LTD.
KKR CLO 25 LTD.
KKR CLO 26 LTD
KKR CLO 27 LTD.
KKR CLO 9 LTD.
KKR DAF SYNDICATED LOAN AND HIGH YIELD FUND DAC
KKR FINANCIAL CLO 2013-1, LTD.
KKR SENIOR FLOATING RATE INCOME FUND
OREGON PUBLIC EMPLOYEES RETIREMENT FUND

By: KKR Credit Advisors (US) LLC, its Investment Manager

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Credit Agreement]

KNIGHTHEAD ANNUITY & LIFE ASSURANCE COMPANY

By: Knighthead Capital Management, LLC, its Investment Advisor

By:	/s/ Laura L. Torrado
Name:	Laura L. Torrado
Title:	Authorized Signatory

KNIGHTHEAD DISTRESSED OPPORTUNITIES FUND, L.P.

By: Knighthead Capital Management, LLC, its Investment Manager

By:	/s/ Laura L. Torrado
Name:	Laura L. Torrado
Title:	Authorized Signatory

KNIGHTHEAD MASTER FUND LP

By: Knighthead Capital Management, LLC, its Investment Manager

By	/s/ Laura L. Torrado
Name:	Laura L. Torrado
Title:	Authorized Signatory

KNIGHTHEAD (NY) FUND LP

By: Knighthead Capital Management, LLC, its Investment Advisor

By:	/s/ Laura L. Torrado
Name:	Laura L. Torrado
Title:	Authorized Signatory

[Signature Page to Credit Agreement]

MANULIFE FLOATING RATE INCOME FUND
MANULIFE FLOATING RATE SENIOR LOAN FUND
MANULIFE INVESTMENTS TRUST-FLOATING RATE INCOME FUND

By: Manulife Investment Management (US) LLC, its Investment Manager

By:	/s/ Diane Landers
Name: Diane Landers
Title: President and Chief Operating Officer

[Signature Page to Credit Agreement]

CHICAGO TITLE INSURANCE COMPANY-I

By: Newport Global Advisors, its Investment Manager

By:	/s/ Anthony L. Long, Jr.
Name:	Anthony L. Long, Jr.
Title:	Chief Operating Officer

[Signature Page to Credit Agreement]

MASTER SIF SICAV-SIF

By: OHA (UK) LLP, as Investment Manager

By: /s/ Colin J. Blackmore
Name: Colin J. Blackmore
Title: Authorized Signatory

[Signature Page to Credit Agreement]

THE COCA COLA COMPANY MASTER RETIREMENT TRUST

By: Oak Hill Advisors, L.P., as Manager

By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Credit Agreement]

FUTURE FUND BOARD OF GUARDIANS

By: Oak Hill Advisors, L.P., as its Investment Advisor

By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Credit Agreement]

ILLINOIS STATE BOARD OF INVESTMENT

By: Oak Hill Advisors, L.P., as Investment Manager

By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Credit Agreement]

INDIANA PUBLIC RETIREMENT SYSTEM

By: Oak Hill Advisors, L.P., as Investment Manager

By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Credit Agreement]

LERNER ENTERPRISES, LLC

By: Oak Hill Advisors, L.P.,
as advisor and attorney-in-fact to
Lerner Enterprises, LLC

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Credit Agreement]

OHA CREDIT PARTNERS X-R, LTD.

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA CREDIT PARTNERS XI, LTD.

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA CREDIT PARTNERS XII, LTD.

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA CREDIT PARTNERS XIII, LTD.

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA CREDIT PARTNERS XIV, LTD.

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Credit Agreement]

OHA CREDIT PARTNERS XV, LTD.

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA CREDIT PARTNERS IX, LTD.

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA CREDIT PARTNERS VII, LTD.

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Credit Agreement]

OHA LOAN FUNDING 2013-1, LTD.

By: Oak Hill Advisors, L.P., as its Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA LOAN FUNDING 2013-2, LTD.

By: Oak Hill Advisors, L.P., as its Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA LOAN FUNDING 2015-1, LTD.

By: Oak Hill Advisors, L.P., as its Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA LOAN FUNDING 2016-1, LTD.

By: Oak Hill Advisors, L.P., as its Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Credit Agreement]

OHA BCSS SSD II, L.P.

By: OHA BCSS SSD II GenPar II, LLC, Its General Partner

By: OHA Global PE GenPar, LLC, as Managing Member

By: OHA Global PE MGP, LLC, as Managing Member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Credit Agreement]

OHA CENTRE STREET PARTNERSHIP, L.P.

By: OHA Centre Street GenPar, LLC, its General Partner

By: OHA Centre Street MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Credit Agreement]

OHA DELAWARE CUSTOMIZED CREDIT FUND
HOLDINGS, L.P.

By: OHA Delaware Customized Credit Fund GenPar, LLC, its General Partner

By: OHA Global GenPar, LLC, its Managing Member

By: OHA Global MGP, LLC, its Managing Member

By:	/s/ Gregory S. Rubin

Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Credit Agreement]

OHA CREDIT FUNDING 1, LTD.

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA CREDIT FUNDING 2, LTD.

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Credit Agreement]

OCA OHA CREDIT FUND LLC,
an individual series of OCA Investment Partners LLC

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

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OHA ENHANCED CREDIT STRATEGIES MASTER
FUND, L.P.

By: OHA Enhanced Credit Strategies GenPar, LLC
its managing member

By: OHA Global GenPar, LLC,
its managing member

By: OHA Global MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

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OHA MPS SSD II, L.P.

By: OHA MPS SSD II GenPar II, LLC, its General Partner

By: OHA Global PE GenPar, LLC, its Managing Member

By: OHA Global PE MGP, LLC, its Managing Member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

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OHA Finlandia Credit Fund LP By: OHA Finlandia Credit Fund GenPar, LLC,
its General Partner

By: OHA Global GenPar, LLC,
its managing member

By: OHA Global MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

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OHA STRUCTURED PRODUCTS MASTER FUND D, L.P.

By:	OHA Structured Products D GenPar, LLC, its General Partner

By:	OHA Global PE GenPar, LLC, its Managing Member

By:	OHA Global PE MGP, LLC, its Managing Member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

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OHAT CREDIT FUND, L.P.

By:	OHAT Credit GenPar, LLC, its General Partner

By:	OHA Global GenPar, LLC, its Managing Member

By:	OHA Global MGP, LLC, its Managing Member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

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PIONEER FLOATING RATE FUND PIONEER FLOATING RATE TRUST PIONEER INVESTMENTS DIVERSIFIED LOANS FUND

By:	Amundi Pioneer Asset Management, Inc., its Investment Manager

By:	/s/ Jonathan D. Sharkey
Name: Jonathan D. Sharkey
Title: SVP, Portfolio Manager

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REDWOOD MASTER FUND LTD

By:	Redwood Capital Management, LLC, its Investment Manager

By:	/s/ Ruben Kliksberg
Name: Ruben Kliksberg
Title: CEO

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BAYCITY ALTERNATIVE INVESTMENT FUNDS

SICAV-SIF- BAYCITY US SENIOR LOAN FUND

BAYCITY SENIOR LOAN MASTER FUND LTD.

MENARD, INC.

MUNICIPAL EMPLOYEES ANNUITY AND BENEFIT FUND OF CHICAGO

NOMURA MULTI MANAGERS FUND - GLOBAL BOND

NUVEEN CREDIT STRATEGIES INCOME FUND

NUVEEN FLOATING RATE INCOME FUND

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

NUVEEN SENIOR INCOME FUND

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND

NUVEEN SYMPHONY FLOATING RATE INCOME FUND

PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB-1

PRINCIPAL DIVERSIFIED REAL ASSET CIT

PRINCIPAL FUNDS INC,-DIVERSIFIED REAL ASSET FUND

SYMPHONY CLO XVII, LTD

SYMPHONY FLOATING RATE SENIOR LOAN FUND

By:	Symphony Asset Management, as Investment Advisor, Collateral Manager, and Sub-Advisor

By:	/s/ Judith MacDonald
Name: Judith MacDonald
Title: General Counsel

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TRUIST BANK

By:	/s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

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YORK GLOBAL FINANCE BDH, LLC

By:	York Global Finance Manager, LLC its Investment Manager

By:	/s/ Brian Traficante
Name: Brian Traficante
Title: General Counsel

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EXHIBIT A

FORM OF

ABL INTERCREDITOR AGREEMENT

EXHIBIT B

[RESERVED]

EXHIBIT C

FORM OF

ASSIGNMENT AND ACCEPTANCE

EXHIBIT D

FORM OF

BORROWING REQUEST

EXHIBIT E

FORM OF

GUARANTEE AND COLLATERAL AGREEMENT

EXHIBIT F

FORM OF

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY

AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

EXHIBIT G

FORM OF

JUNIOR LIEN INTERCREDITOR AGREEMENT

EXHIBIT H

FORM OF

SOLVENCY CERTIFICATE